UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-23574

Exact name of registrant as specified in charter:	PGIM Short Duration High Yield Opportunities Fund

Address of principal executive offices:	655 Broad Street, 6th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 6th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	7/31/2023

Date of reporting period:	7/31/2023

Item 1 – Reports to Stockholders

PGIM FIXED INCOME CLOSED-END FUNDS

PGIM GLOBAL HIGH YIELD FUND, INC.

PGIM HIGH YIELD BOND FUND, INC.

PGIM SHORT DURATION HIGH YIELD OPPORTUNITIES FUND

ANNUAL REPORT

JULY 31, 2023

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PGIM is a Prudential Financial Company. © 2023 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Fixed Income Closed-End Funds informative and useful. The report covers performance for the 12-month period that ended July 31, 2023.

Although central banks raised interest rates aggressively to tame surging inflation during the period, the global economy and financial markets demonstrated resilience. Employers continued to hire, consumers continued to spend, home prices rose, and recession fears receded.

Stocks fell early in the period, bottomed in October, and then began a rally that eventually ended a bear market. Despite a banking industry crisis in March, stocks have continued to rise globally throughout 2023 as inflation cooled and the Federal Reserve slowed the pace of its rate hikes. Equities in both US and international markets posted gains during the period.

Bond market returns were mixed during the period as rising interest rates lifted yields to their highest level in two decades. US and global investment-grade bonds fell, while US high yield corporate bonds and emerging-market debt rose.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 14th-largest investment manager with more than $1.3 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Fixed Income Closed-End Funds

September 15, 2023

PGIM Fixed Income Closed-End Funds    3

PGIM Global High Yield Fund, Inc.

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance and assume the reinvestment of all dividends. Past performance does not guarantee future results. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments.

Investment Objective

The Fund seeks to provide a high level of current income.

Price Per Share as of 7/31/23

$12.67 Net Asset Value (NAV)
$11.38 Market Price

	Average Annual Total Returns as of 7/31/2023

	One Year (%)	Five Years (%)	Ten Years (%)
Net Asset Value (NAV)	7.07	3.37	4.27
Market Price	6.31	5.74	4.97
Bloomberg Global High Yield 2% Issuer Constrained (USD Hedged) Index
	7.15	2.60	4.20

Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

Total returns are based on changes in net asset value (NAV) or market price, respectively. NAV total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV. Market Price total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Key Fund Statistics as of 7/31/23

Duration	5.0 years	Average Maturity	6.3 years

Duration shown includes the impact of leverage. Duration measures investment risk that takes into account both a bond’s interest payments and its value to maturity. Average Maturity is the average number of years to maturity of the bonds in the Fund’s portfolio.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund with a similar investment in the Bloomberg Global High Yield 2% Issuer Constrained (USD Hedged) Index by portraying the initial account values at the beginning of the 10-year period (July 31, 2013) and the account values at the end of the current fiscal year (July 31, 2023), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Fixed Income Closed-End Funds    5

PGIM Global High Yield Fund, Inc.

Your Fund’s Performance (continued)

Credit Quality expressed as a percentage of total investments as of 7/31/23 (%)

AAA	3.4

BBB	12.9

BB	41.4

B	26.5

CCC	12.0

CC	0.5

C	0.4

D	0.1

Not Rated	2.1

Cash/Cash Equivalents	0.7

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Yield and Dividends as of 7/31/23

Total Monthly Dividends Paid per Share for Period	Current Monthly Dividend Paid per Share	Yield at Market Price as of 7/31/23

$1.26	$0.105	11.07%

Yield at Market Price is the annualized rate determined by dividing the current monthly dividend paid per share by the market price per share as of July 31, 2023.

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Strategy and Performance Overview* (unaudited)

PGIM Global High Yield Fund, Inc.

How did the Fund perform?

The PGIM Global High Yield Fund Inc.’s shares returned 6.31% based on market price and 7.07% based on net asset value (NAV) in the 12-month reporting period that ended July 31, 2023. For the same period, the Bloomberg Global High Yield 2% Issuer Constrained (USD Hedged) Index (the Index) returned 7.15%.

What were the market conditions?

●

Global high yield bonds posted gains over the reporting period amid limited new issuance, resilient economic data, and an ongoing supply deficit fueled by a high volume of calls, tenders, maturities, and coupon payments.

●

Spreads on the Bloomberg Global High Yield Bond Index tightened 132 basis points (bps) to 462 bps as of July 31, 2023. (One basis point equals 0.01%.) Meanwhile, fundamentals remained solid, with leverage remaining low and coverage ratios remaining strong despite ongoing recession concerns and a series of rolling crises, including a string of regional bank failures, the debt ceiling debate, and still-high inflation.

●

Retail demand for US high yield remained negative throughout much of the reporting period. After posting outflows of $47 billion during 2022, US high yield bond mutual funds saw more than $11 billion of outflows during the first seven months of 2023. Conversely, European high yield funds posted more than €1 billion in inflows through the first seven months of 2023.

●

Technicals remained supportive as subdued primary activity was heavily skewed to refinancing activity. After totaling just $106.5 billion in 2022, US high yield gross issuance totaled $102.3 billion through the first seven months of 2023, or just $38.0 billion excluding refinancing activity. In Europe, high yield gross issuance totaled €54.1 billion, or just €3.3 billion excluding refinancings, through the first seven months of 2023.

●

The par-weighted US high yield default rate, including distressed exchanges, ended the reporting period at 2.29%, which was below its long-term historical average but higher by 65 bps since the beginning of 2023 and higher by 113 bps from a year earlier, according to J.P. Morgan. Meanwhile, the European high yield default rate ended the reporting period at 2.0%.

●

Emerging market high yield sovereign and corporate spreads tightened amid waning headwinds from inflation, monetary policy, Chinese growth, and US dollar strength, with a good amount of the spread tightening coming from single-B-rated credits and the distressed portion of the market over the last few months of the reporting period.

PGIM Fixed Income Closed-End Funds    7

Strategy and Performance Overview* (continued)

What worked?

●

Having more beta in the portfolio, on average, than the Index was the largest contributor to the Fund’s relative performance during the reporting period. (Beta is a measure of the volatility or risk of a security or portfolio compared to the market or index.) Overall sector allocation also contributed while overall security selection detracted.

●

Within the North American region, underweights relative to the Index in telecom and technology, along with an overweight in building materials & home construction, contributed to returns. Within the European+ Developed Markets region, overweights relative to the Index in retail and chemicals, along with an underweight in property, were the largest contributors. Within emerging markets, overweights relative to the Index in Pakistan, India, and the Russian Federation added to returns.

●

Within the North American region, the Fund’s overweights relative to the Index in Bombardier Inc. (aerospace & defense) and Tenet Healthcare Corp. (healthcare & pharmaceuticals), along with an underweight in Lumen Technologies Inc. (telecom), were among the largest contributors to performance. In the European+ Developed Markets region, overweights in Douglas GMBH (retail) and Monitchem Holdco (chemicals) added value.

What didn’t work?

●	Overweights in the North American region relative to the Index in the cable & satellite, electric utilities, and chemicals industries detracted from the Fund’s results during the reporting period.

●	In the European+ Developed Markets region, overweights relative to the Index in telecom, gaming, and auto parts & distribution detracted from performance.

●	Within emerging markets, overweights in Jamaica and Brazil limited results.

●

Within the North American region, the Fund’s overweights in Diamond Sports Group LLC (media & entertainment), CSC Holdings LLC (cable & satellite), and Bausch Health Americas (healthcare & pharmaceuticals) detracted from performance. In the European+ Developed Markets region, overweights in Codere Finance (gaming) and Altice France Holdings SA (telecom) detracted. In emerging markets, an overweight in Digicel International Finance Ltd. (telecom) limited results.

How did the Fund’s borrowing (leverage) strategy affect its performance and distributions?

The Fund’s use of leverage contributed to results as the returns of the securities purchased exceeded the cost of borrowing. As of the end of the reporting period, the Fund had borrowed $145 million and was about 21.8% leveraged. During the reporting period, the average amount of leverage utilized by the Fund was about 17.5%.

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What was the impact of the Fund’s distribution policy?

The Fund’s level distribution policy is utilized to maintain a relatively stable level of distributions to shareholders. This policy has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. However, PGIM Investments believes the policy helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV. For the fiscal year ended July 31, 2023, the tax character of dividends paid include an ordinary income distribution of $51,564,088 and no tax return of capital distribution, which had no material impact on the NAV during the reporting period.

Did the Fund use derivatives?

Derivatives in the form of forward currency exchange contracts were used to hedge against the Fund’s positions that were not denominated in US dollars. Such derivatives are used to immunize the fund from any impact from fluctuating currencies outside the US dollar; however, they had a negative impact on performance during the reporting period. The Fund held positions in a credit default swap index (CDX), total return swaps (TRS), and interest rate futures to hedge credit and interest rate risk, and help manage the overall beta of the portfolio. In aggregate, these positions contributed positively to performance during the reporting period.

Current outlook

●

While PGIM Fixed Income expects to see some deterioration of fundamentals, some mitigating factors will likely keep US high yield spreads from widening sharply from current levels. First, should the economy follow PGIM Fixed Income’s base-case recession scenario, the expectation is that the recession will be mild and short. Meanwhile, the technical backdrop remains supportive due to a variety of factors, including lower gross new issuance and sizeable rising stars leading to a meaningful supply deficit and an overall shrinking high yield market.

●

PGIM Fixed Income does not expect defaults to be as severe as in previous downturns due to the strength of most issuers’ balance sheets and the absence of a near-term maturity wall, as many issuers have already termed out debt at low interest rates. Should the economy follow its base-case recession scenario, PGIM Fixed Income expects defaults to remain manageable, rising to 5% over the next 12 months.

●

PGIM Fixed Income remains cautious in the near term on European high yield. Spreads have tightened so far in 2023, as the supply of new issuance has been modest and markets have priced in a lower probability of recession over the next few months. However, PGIM Fixed Income expects the second half to see an increase in primary issuance as issuers address 2024 maturities, and the technical picture to become more of a headwind. While yields remain attractive on an absolute basis, credit spreads are only modestly wider than the 10-year average. Although PGIM

PGIM Fixed Income Closed-End Funds    9

Strategy and Performance Overview* (continued)

Fixed Income expects spreads to remain rangebound during the summer amid a general lack of supply, it expects them to widen over the next six months as an environment of weak growth and high core inflation is now the base case.

●

PGIM Fixed Income’s base case assumes that the global economy slows, that inflation falls in the US and in emerging markets, and that China introduces meaningful stimulus soon. In the medium term (one to three years), the growth differential between emerging markets and developed economies will continue to attract capital to emerging markets, and emerging market yields/carry will continue to attract long-term investors, in PGIM Fixed Income’s view.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

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Benchmark Definition

Bloomberg Global High Yield 2% Issuer Constrained (USD Hedged) Index—The Bloomberg Global High Yield 2% Issuer Constrained (USD Hedged) Index (the Index) is an unmanaged index which covers the universe of non-investment-grade debt in the United States, developed markets and emerging markets. Issuers are capped at 2% of the Index.

Investors cannot invest directly in an index.

Looking for additional information?

The Fund is traded on the New York Stock Exchange (NYSE) under the symbol “GHY,” and its closing market price is available on most financial websites under the NYSE listings. The daily NAV is available online under the symbol “XGHYX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues press releases that can be found on most major financial websites as well as on pgim.com/investments.

PGIM Fixed Income Closed-End Funds    11

PGIM High Yield Bond Fund, Inc.

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance and assume the reinvestment of all dividends. Past performance does not guarantee future results. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments.

Investment Objective

The Fund seeks to provide a high level of current income.

Price per Share as of 7/31/23

$13.79 Net Asset Value (NAV)

$12.42 Market Price

	Average Annual Total Returns as of 7/31/2023

	One Year (%)	Five Years (%)	Ten Years (%)
Net Asset Value (NAV)	4.66	4.57	4.76
Market Price	5.60	6.54	4.91
Bloomberg US High Yield 1% Issuer Capped Index
	4.49	3.29	4.31

Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

Total returns are based on changes in net asset value (NAV) or market price, respectively. NAV total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV. Market Price total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Key Fund Statistics as of 7/31/23

Duration	4.7 years	Average Maturity	4.9 years

Duration shown includes the impact of leverage. Duration measures investment risk that takes into account both a bond’s interest payments and its value to maturity. Average Maturity is the average number of years to maturity of the bonds in the Fund’s portfolio.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund with a similar investment in the Bloomberg US High Yield 1% Issuer Capped Index by portraying the initial account values at the beginning of the 10-year period (July 31, 2013) and the account values at the end of the current fiscal year (July 31, 2023), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Fixed Income Closed-End Funds    13

PGIM High Yield Bond Fund, Inc.

Your Fund’s Performance (continued)

Credit Quality expressed as a percentage of total investments as of 7/31/23 (%)

AAA	6.9

BBB	7.7

BB	40.0

B	28.5

CCC	10.9

CC	0.2

D	0.2

Not Rated	2.7

Cash/Cash Equivalents	2.9

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Yield and Dividends as of 7/31/23

Total Monthly Dividends Paid per Share for Period	Current Monthly Dividend Paid per Share	Yield at Market Price as of 7/31/23

$1.26	$0.105	10.14%

Yield at market price is the annualized rate determined by dividing the current monthly dividend paid per share by the market price per share as of July 31, 2023.

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Strategy and Performance Overview* (unaudited)

PGIM High Yield Bond Fund, Inc.

How did the Fund perform?

The PGIM High Yield Bond Fund, Inc.’s shares returned 5.60% based on market price and 4.66% based on net asset value (NAV) in the 12-month reporting period that ended July 31, 2023. For the same period, the Bloomberg US High Yield 1% Issuer Capped Index (the Index) returned 4.49%.

What were the market conditions?

●

US high yield bonds posted gains over the reporting period amid limited new issuance, resilient economic data, and an ongoing supply deficit fueled by a high volume of calls, tenders, maturities, and coupon payments.

●

Spreads on the Bloomberg US High Yield Bond Index tightened 98 basis points (bps) to 367 bps as of July 31, 2023. (One basis point equals 0.01%.) Meanwhile, fundamentals remained solid, with leverage remaining low and coverage ratios remaining strong despite ongoing recession concerns and a series of rolling crises, including a string of regional bank failures, the debt ceiling debate, and still-high inflation.

●

After posting outflows of $47 billion during 2022, high yield bond mutual funds saw more than $11 billion of outflows during the first seven months of 2023. However, technicals remained supportive as subdued primary activity helped to offset the headwinds from negative fund flows. After totaling just $106.5 billion in 2022, high yield gross issuance totaled $102.3 billion through the first seven months of 2023, or just $38.0 billion excluding refinancing activity.

●

By quality, all credit tiers posted positive returns over the reporting period, with CCC-rated credits outperforming their B-rated and BB-rated peers. Meanwhile, the par-weighted US high yield default rate, including distressed exchanges, ended the reporting period at 2.29%, which was below its long-term historical average but higher by 65 bps since the beginning of 2023 and higher by 113 bps from a year earlier, according to J.P. Morgan.

What worked?

●

Having more beta in the portfolio, on average, than the Index was the largest contributor to the Fund’s relative performance during the reporting period. (Beta is a measure of the volatility or risk of a security or portfolio compared to the market or index.)

●

Overall sector allocation also contributed to performance, with overweights relative to the Index in building materials & home construction, upstream energy, and aerospace & defense contributing the most.

●	While overall security selection detracted from performance, selection in healthcare & pharmaceuticals, technology, and retailers & restaurants contributed.

PGIM Fixed Income Closed-End Funds    15

Strategy and Performance Overview* (continued)

●

In individual security selection, the Fund’s overweights relative to the Index in Bombardier Inc. (aerospace & defense) and TPC Group Inc. (chemicals), along with an underweight in Altice France Holdings (telecom), contributed to performance.

What didn’t work?

●

While overall sector allocation contributed to the Fund’s performance, overweights relative to the Index in cable & satellite and healthcare & pharmaceuticals, along with an underweight to gaming/lodging/leisure, detracted.

●	Within security selection, selection in telecom, media & entertainment, and chemicals detracted the most from performance.

●	In individual security selection, overweights in Digicel Group (telecom), Diamond Sports Group (media & entertainment), and Venator Finance SARL (chemicals) detracted from performance.

How did the Fund’s borrowing (leverage) strategy affect its performance?

The Fund’s use of leverage contributed to results as the returns of the securities purchased exceeded the cost of borrowing. As of the end of the reporting period, the Fund had borrowed $130 million and was about 22.1% leveraged. During the reporting period, the average amount of leverage utilized by the Fund was 20.8%.

What was the impact of the Fund’s distribution policy?

The Fund’s level distribution policy is utilized to maintain a relatively stable level of distributions to shareholders. This policy has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. However, PGIM Investments believes the policy helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV. For the fiscal year ended July 31, 2023, the tax character of dividends paid include an ordinary income distribution of $36,503,713 and a tax return of capital distribution of $5,399,759 or 12.89% of the total distribution of $41,903,472 which had no material impact on the NAV during the reporting period.

Did the Fund use derivatives?

Derivatives in the form of forward currency exchange contracts were used to hedge against the Fund’s positions that were not denominated in US dollars. Such derivatives are used to immunize the fund from any impact from fluctuating currencies outside the US dollar and had no impact on performance. The Fund held positions in a credit default swap index, total return swaps, and interest rate futures to hedge credit risk and help manage the overall beta of the portfolio. In aggregate, these positions contributed to performance during the reporting period.

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Current outlook

●

While PGIM Fixed Income expects to see some deterioration of fundamentals, some mitigating factors will likely keep US high yield spreads from widening sharply from current levels. The market is of a higher quality than prior cycles, with BB-rated credits comprising nearly 50% of the market, net leverage remaining near all-time lows, and interest coverage near all-time highs. Meanwhile, the technical backdrop remains supportive due to a variety of factors, including lower gross new issuance and sizeable rising stars leading to a meaningful supply deficit and an overall shrinking high yield market.

●

PGIM Fixed Income does not expect defaults to be as severe as in previous downturns due to the strength of most issuers’ balance sheets and the absence of a near-term maturity wall, as many issuers have already termed out debt at low interest rates. Should the economy follow its base-case recession scenario, PGIM Fixed Income expects defaults to remain manageable, rising to 5% over the next 12 months.

●

While the short-term outlook is somewhat positive, PGIM Fixed Income forecasts a flat excess return over the next 12 months. This assumes a 35% chance of a mild recession and a 25% chance of continued weak growth and high (but falling) inflation. In terms of positioning, PGIM Fixed Income remains defensive but is looking to opportunistically add higher-quality and short-duration risk on pullbacks from here.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

Benchmark Definition

Bloomberg US High Yield 1% Issuer Capped Index—The Bloomberg US High Yield 1% Issuer Capped Index (the Index) is an unmanaged index which covers the universe of US dollar denominated, non-convertible, fixed rate, non-investment grade debt. Issuers are capped at 1% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.

Investors cannot invest directly in an index.

Looking for additional information?

The Fund is traded on the New York Stock Exchange (NYSE) under the symbol “ISD” and its closing market price is available on most financial websites under the NYSE

PGIM Fixed Income Closed-End Funds    17

Strategy and Performance Overview* (continued)

listings. The daily NAV is available online under the symbol “XISDX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues press releases that can be found on most major financial websites as well as on pgim.com/investments.

18    Visit our website at pgim.com/investments

PGIM Short Duration High Yield Opportunities Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance and assume the reinvestment of all dividends. Past performance does not guarantee future results. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments.

Investment Objective

The Fund’s investment objective is to provide total return, through a combination of current income and capital appreciation.

Price per Share as of 7/31/23

$17.24 Net Asset Value (NAV)

$15.27 Market Price

	Average Annual Total Returns as of 7/31/2023

	One Year (%)	Since Inception (%)

Net Asset Value (NAV)	6.49	1.30 (11/25/2020)

Market Price	6.75	-2.58 (11/25/2020)

Bloomberg US High Yield Ba/B 1-5 Year 1% Capped Index	5.64	2.37

Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

Total returns are based on changes in net asset value (NAV) or market price, respectively. NAV total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV. Market Price total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Key Fund Statistics as of 7/31/23

Duration	2.9 years	Average Maturity	2.9 years

Duration shown includes the impact of leverage. Duration measures investment risk that takes into account both a bond’s interest payments and its value to maturity. Average Maturity is the average number of years to maturity of the bonds in the Fund’s portfolio.

PGIM Fixed Income Closed-End Funds    19

PGIM Short Duration High Yield Opportunities Fund

Your Fund’s Performance (continued)

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund with a similar investment in the Bloomberg US High Yield Ba/B 1-5 Year 1% Capped Index by portraying the initial account values at the commencement of operations (November 25, 2020) and the account values at the end of the current fiscal year (July 31, 2023), as measured on a quarterly basis. The Fund assumes an initial investment on November 25, 2020, while the benchmark and the Index assume that the initial investment occurred on November 30, 2020. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

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Credit Quality expressed as a percentage of total investments as of 7/31/23 (%)

AAA	6.3

BBB	7.6

BB	39.3

B	33.1

CCC	6.5

D	0.5

Not Rated	0.9

Cash/Cash Equivalents	5.8

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Yield and Dividends as of 7/31/23

Total Monthly Dividends Paid per Share for Period	Current Monthly Dividend Paid per Share	Yield at Market Price as of 7/31/23
$1.30	$0.108	8.49%

Yield at market price is the annualized rate determined by dividing the current monthly dividend paid per share by the market price per share as of July 31, 2023.

PGIM Fixed Income Closed-End Funds    21

Strategy and Performance Overview* (unaudited)

PGIM Short Duration High Yield Opportunities Fund

How did the Fund perform?

The PGIM Short Duration High Yield Opportunities Fund’s shares returned 6.75% based on market price and 6.49% based on net asset value (NAV) in the 12-month reporting period that ended July 31, 2023. For the same period, the Bloomberg US High Yield Ba/B 1-5 Year 1% Capped Index (the Index) returned 5.64%.

What were the market conditions?

•

US high yield bonds posted gains over the reporting period amid limited new issuance, resilient economic data, and an ongoing supply deficit fueled by a high volume of calls, tenders, maturities, and coupon payments.

•

Spreads on the Bloomberg US Corporate High Yield Bond Index tightened 98 basis points (bps) to 367 bps as of July 31, 2023. (One basis point equals 0.01%.) Meanwhile, fundamentals remained solid, with leverage remaining low and coverage ratios remaining strong despite ongoing recession concerns and a series of rolling crises, including a string of regional bank failures, the debt ceiling debate, and still-high inflation.

•

After posting outflows of $47 billion during 2022, high yield bond mutual funds saw more than $11 billion of outflows during the first seven months of 2023. However, technicals remained supportive as subdued primary activity helped to offset the headwinds from negative fund flows. After totaling just $106.5 billion in 2022, high yield gross issuance totaled $102.3 billion through the first seven months of 2023, or just $38.0 billion excluding refinancing activity.

•

By quality, all credit tiers posted positive returns over the reporting period, with CCC-rated credits outperforming their B-rated and BB-rated peers. Meanwhile, the par-weighted US high yield default rate, including distressed exchanges, ended the reporting period at 2.29%, which was below its long-term historical average but higher by 65 bps since the beginning of 2023 and higher by 113 bps from a year earlier, according to J.P. Morgan.

What worked?

•

Having more beta in the portfolio, on average, than the Index was the largest contributor to the Fund’s relative performance during the reporting period. (Beta is a measure of the volatility or risk of a security or portfolio compared to the market or index.)

•	Overall security selection also contributed to performance, with selection in technology, healthcare & pharmaceuticals, and consumer non-cyclicals contributing the most.

22    Visit our website at pgim.com/investments

•	While overall sector allocation detracted from performance, overweights relative to the Index in building materials & home construction, metals & mining, and capital goods contributed to performance.

•

In individual security selection, the Fund’s overweights relative to the Index in P&L Development (healthcare & pharmaceuticals) and West Technology Group LLC (consumer non-cyclicals), along with an underweight in Lumen Technologies Inc. (telecom) contributed to returns.

What didn’t work?

•

Overall sector allocation detracted from the Fund’s returns, with overweights relative to the Index in telecom and healthcare & pharmaceuticals, along with an underweight in gaming/lodging/leisure, detracting the most.

•	While overall security selection contributed to performance, selection in chemicals, electric utilities, and metals & mining detracted from returns.

•

In individual security selection, the Fund’s overweights in Venator Finance SARL (chemicals), Digicel International Finance LTD (telecom), and CSC Holdings LLC (cable & satellite) detracted from performance.

How did the Fund’s borrowing (leverage) strategy affect its performance?

The Fund’s use of leverage contributed to results as the returns of the securities purchased exceeded the cost of borrowing. As of the end of the reporting period, the Fund had borrowed $125 million and was about 23% leveraged. During the reporting period, the average amount of leverage utilized by the Fund was about 20.6%.

What was the impact of the Fund’s distribution policy?

The Fund’s level distribution policy is utilized to maintain a relatively stable level of distributions to shareholders. This policy has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. However, PGIM Investments believes the policy helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV. For the period ended July 31, 2023, the tax character of dividends paid include an ordinary income distribution of $27,273,240 and a tax return of capital distribution of $4,703,041 or 14.71% of the total distribution of $31,976,281 which had no material impact on the NAV during the reporting period.

Did the Fund use derivatives?

Derivatives in the form of forward currency exchange contracts were used to hedge against the Fund’s positions that were not denominated in US dollars. Such derivatives are used to immunize the fund from any impact from fluctuating currencies outside the US dollar and had no impact on performance. The Fund held positions in a credit default swap index, total return swaps, and interest rate futures to hedge credit risk and

PGIM Fixed Income Closed-End Funds    23

Strategy and Performance Overview* (continued)

help manage the overall beta of the portfolio. In aggregate, these positions contributed to performance during the reporting period.

Current outlook

•

While PGIM Fixed Income expects to see some deterioration of fundamentals, some mitigating factors will likely keep US high yield spreads from widening sharply from current levels. The market is of a higher quality than prior cycles, with BB-rated credits comprising nearly 50% of the market, net leverage remaining near all-time lows, and interest coverage near all-time highs. Meanwhile, the technical backdrop remains supportive due to a variety of factors, including lower gross new issuance and sizeable rising stars leading to a meaningful supply deficit and an overall shrinking high yield market.

•

PGIM Fixed Income does not expect defaults to be as severe as in previous downturns due to the strength of most issuers’ balance sheets and the absence of a near-term maturity wall, as many issuers have already termed out debt at low interest rates. Should the economy follow its base-case recession scenario, PGIM Fixed Income expects defaults to remain manageable, rising to 5% over the next 12 months.

•

While the short-term outlook is somewhat positive, PGIM Fixed Income forecasts a flat excess return over the next 12 months. This assumes a 35% chance of a mild recession and a 25% chance of continued weak growth and high (but falling) inflation. In terms of positioning, PGIM Fixed Income remains defensive but is looking to opportunistically add higher-quality and short-duration risk on pullbacks from here.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

24    Visit our website at pgim.com/investments

Benchmark Definition

Bloomberg US High Yield Ba/B 1-5 Year 1% Capped Index—The Bloomberg US High Yield Ba/B 1-5 Year

1% Capped Index (the Index) is an unmanaged index which covers the universe of non-investment-grade debt in the United States, developed markets and emerging markets. Issuers are capped at 1% of the Index.

Investors cannot invest directly in an index.

Looking for additional information?

The Fund is traded on the New York Stock Exchange (NYSE) under the symbol “SDHY” and its closing market price is available on most financial websites under the NYSE listings. The daily NAV is available online under the symbol “XSDHX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues press releases that can be found on most major financial websites as well as on pgim.com/investments.

PGIM Fixed Income Closed-End Funds    25

Glossary

The following abbreviations are used in the Funds’ descriptions:

EUR—Euro

GBP—British Pound

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

BARC—Barclays Bank PLC

BNP—BNP Paribas S.A.

BNYM—Bank of New York Mellon

BOA—Bank of America, N.A.

CDX—Credit Derivative Index

CGM—Citigroup Global Markets, Inc.

CITI—Citibank, N.A.

CLO—Collateralized Loan Obligation

CVR—Contingent Value Rights

DAC—Designated Activity Company

DIP—Debtor-In-Possession

EMTN—Euro Medium Term Note

EURIBOR—Euro Interbank Offered Rate

GMTN—Global Medium Term Note

GSI—Goldman Sachs International

HSBC—HSBC Bank PLC

iBoxx—Bond Market Indices

iTraxx—International Credit Derivative Index

JPM—JPMorgan Chase Bank N.A.

JPS—J.P. Morgan Securities LLC

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

MTN—Medium Term Note

OTC—Over-the-counter

PIK—Payment-in-Kind

Q—Quarterly payment frequency for swaps

REITs—Real Estate Investment Trust

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Index Average

SSB—State Street Bank & Trust Company

T—Swap payment upon termination

Glossary

Glossary (CONTINUED)

TD—The Toronto-Dominion Bank

UAG—UBS AG

PGIM Global High Yield Fund, Inc.

Schedule of Investments

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

LONG-TERM INVESTMENTS 125.2%

ASSET-BACKED SECURITIES 4.3%

Cayman Islands

Atlas Static Senior Loan Fund Ltd.,
Series 2022-01A, Class A, 144A, 3 Month SOFR + 2.600% (Cap N/A, Floor 2.600%)	7.908%(c)	07/15/30		4,628	$4,651,173
Carlyle Global Market Strategies CLO Ltd.,
Series 2014-01A, Class A1R2, 144A, 3 Month SOFR + 1.232% (Cap N/A, Floor 0.970%)	6.540(c)	04/17/31		1,987	1,975,584
Madison Park Funding Ltd.,
Series 2015-18A, Class ARR, 144A, 3 Month SOFR + 1.202% (Cap N/A, Floor 0.940%)	6.535(c)	10/21/30		4,431	4,396,764
Neuberger Berman CLO Ltd.,
Series 2014-17A, Class AR2, 144A, 3 Month SOFR + 1.292% (Cap N/A, Floor 1.030%)	6.637(c)	04/22/29		2,374	2,359,644
OFSI BSL Ltd.,
Series 2023-12A, Class A1, 144A, 3 Month SOFR + 2.400% (Cap N/A, Floor 2.400%)	7.355(c)	01/20/35		2,500	2,511,155
Voya CLO Ltd.,
Series 2013-02A, Class A1R, 144A, 3 Month SOFR + 1.232% (Cap N/A, Floor 0.970%)	6.583(c)	04/25/31		1,431	1,420,156
Series 2015-03A, Class A1R, 144A, 3 Month SOFR + 1.452% (Cap N/A, Floor 1.452%)	6.778(c)	10/20/31		4,900	4,884,088

TOTAL ASSET-BACKED SECURITIES (cost $22,052,676)					22,198,564

CONVERTIBLE BONDS 0.5%

Jamaica 0.0%

Digicel Group Holdings Ltd.,
Sub. Notes, 144A, Cash coupon 7.000% or PIK N/A (original cost $8,603; purchased 06/23/20 - 04/03/23)(f)	7.000	08/16/23(oo)		45	4,974

Spain 0.5%

Cellnex Telecom SA,
Sr. Unsec’d. Notes, Series CLNX, EMTN (aa)	0.750	11/20/31	EUR	3,400	2,891,966

TOTAL CONVERTIBLE BONDS (cost $3,895,476)					2,896,940

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    29

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS 95.3%

Argentina 0.0%

YPF SA,
Sr. Unsec’d. Notes, 144A	8.500%	03/23/25	231	$217,928

Brazil 3.2%

Banco do Brasil SA,
Sr. Unsec’d. Notes, 144A(aa)	4.875	01/11/29	1,250	1,181,594
Banco Votorantim SA,
Sr. Unsec’d. Notes, 144A, MTN(aa)	4.500	09/24/24	1,120	1,091,216
Braskem Netherlands Finance BV,
Gtd. Notes(aa)	4.500	01/31/30	2,000	1,700,500
CSN Inova Ventures,
Gtd. Notes	6.750	01/28/28	750	709,568
Embraer Netherlands Finance BV,
Gtd. Notes, 144A	6.950	01/17/28	2,055	2,078,920
Sr. Unsec’d. Notes, 144A(aa)	7.000	07/28/30	1,180	1,192,508
Globo Comunicacao e Participacoes SA,
Sr. Unsec’d. Notes	4.875	01/22/30	1,000	835,770
JSM Global Sarl,
Gtd. Notes	4.750	10/20/30(d)	1,600	248,000
Light Servicos de Eletricidade SA/Light Energia SA,
Gtd. Notes, 144A(aa)	4.375	06/18/26(d)	1,500	667,500
MARB BondCo PLC,
Gtd. Notes, 144A(aa)	3.950	01/29/31	1,330	976,885
MercadoLibre, Inc.,
Gtd. Notes(aa)	3.125	01/14/31	1,326	1,059,704
NBM US Holdings, Inc.,
Gtd. Notes, 144A(aa)	7.000	05/14/26	1,000	979,828
Nexa Resources SA,
Gtd. Notes	6.500	01/18/28	1,000	969,570
Petrobras Global Finance BV,
Gtd. Notes(aa)	6.500	07/03/33	1,165	1,143,156
Rumo Luxembourg Sarl,
Gtd. Notes	5.250	01/10/28	800	751,200
Sitios Latinoamerica SAB de CV,
Gtd. Notes	5.375	04/04/32	500	457,000
Tupy Overseas SA,
Gtd. Notes	4.500	02/16/31	1,000	798,860

				16,841,779

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Canada 4.5%

1011778 BC ULC/New Red Finance, Inc.,
Sec’d. Notes, 144A(aa)	4.000%	10/15/30	825	$705,633
Sr. Sec’d. Notes, 144A(aa)	3.500	02/15/29	1,965	1,729,200
Athabasca Oil Corp.,
Sec’d. Notes, 144A(aa)	9.750	11/01/26	1,819	1,880,391
Bombardier, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	6.000	02/15/28	1,950	1,833,000
Sr. Unsec’d. Notes, 144A(aa)	7.125	06/15/26	1,075	1,062,906
Sr. Unsec’d. Notes, 144A	7.500	03/15/25	103	103,000
Sr. Unsec’d. Notes, 144A(aa)	7.500	02/01/29	1,025	1,010,996
Sr. Unsec’d. Notes, 144A(aa)	7.875	04/15/27	2,300	2,291,375
Brookfield Residential Properties, Inc./Brookfield Residential US LLC,
Gtd. Notes, 144A(aa)	4.875	02/15/30	1,275	1,029,562
Sr. Unsec’d. Notes, 144A	5.000	06/15/29	475	393,063
GFL Environmental, Inc.,
Gtd. Notes, 144A	4.000	08/01/28	100	89,500
Gtd. Notes, 144A	4.375	08/15/29	900	808,875
Hudbay Minerals, Inc.,
Gtd. Notes, 144A	4.500	04/01/26	575	544,813
Gtd. Notes, 144A(aa)	6.125	04/01/29	1,210	1,158,575
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc.,
Sr. Sec’d. Notes, 144A	5.000	12/31/26	200	186,000
Mattamy Group Corp.,
Sr. Unsec’d. Notes, 144A(aa)	4.625	03/01/30	825	721,792
Sr. Unsec’d. Notes, 144A(aa)	5.250	12/15/27	1,650	1,559,910
MEG Energy Corp.,
Gtd. Notes, 144A	7.125	02/01/27	252	255,465
New Gold, Inc.,
Gtd. Notes, 144A(aa)	7.500	07/15/27	1,035	988,942
Parkland Corp.,
Gtd. Notes, 144A(aa)	4.500	10/01/29	1,625	1,432,031
Precision Drilling Corp.,
Gtd. Notes, 144A	6.875	01/15/29	250	234,943
Gtd. Notes, 144A(aa)	7.125	01/15/26	650	645,125
Ritchie Bros Holdings, Inc.,
Gtd. Notes, 144A	7.750	03/15/31	525	547,129
Sr. Sec’d. Notes, 144A	6.750	03/15/28	150	151,875

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    31

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Canada (cont’d.)

Superior Plus LP/Superior General Partner, Inc.,
Gtd. Notes, 144A(aa)	4.500%	03/15/29	2,000	$1,757,500

				23,121,601

Chile 0.5%

Falabella SA,
Sr. Unsec’d. Notes	3.375	01/15/32	1,000	794,440
Mercury Chile Holdco LLC,
Sr. Sec’d. Notes, 144A	6.500	01/24/27	1,000	926,795
VTR Comunicaciones SpA,
Sr. Sec’d. Notes	4.375	04/15/29	1,000	577,500
VTR Finance NV,
Sr. Unsec’d. Notes, 144A	6.375	07/15/28	705	297,862

				2,596,597

China 0.5%

Agile Group Holdings Ltd.,
Sr. Sec’d. Notes	6.050	10/13/25	1,120	203,929
China Hongqiao Group Ltd.,
Gtd. Notes	6.250	06/08/24	1,100	1,073,490
Sunac China Holdings Ltd.,
Sr. Sec’d. Notes	6.500	01/10/25(d)	650	81,250
Sr. Sec’d. Notes	6.500	01/26/26(d)	770	96,250
Sr. Sec’d. Notes	7.250	06/14/22(d)	365	45,625
West China Cement Ltd.,
Gtd. Notes	4.950	07/08/26	1,143	861,308
Yuzhou Group Holdings Co. Ltd.,
Sr. Sec’d. Notes	7.700	02/20/25(d)	900	38,250
Sr. Sec’d. Notes	8.500	02/26/24(d)	400	17,000

				2,417,102

Colombia 1.1%

AI Candelaria Spain SA,
Sr. Sec’d. Notes, 144A(aa)	5.750	06/15/33	1,440	1,090,548
Ecopetrol SA,
Sr. Unsec’d. Notes	4.625	11/02/31	500	396,187
Sr. Unsec’d. Notes	5.375	06/26/26	975	934,172

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Colombia (cont’d.)

Ecopetrol SA, (cont’d.)
Sr. Unsec’d. Notes(aa)	6.875%	04/29/30		1,400	$1,313,270
Sr. Unsec’d. Notes	8.875	01/13/33		690	704,921
SierraCol Energy Andina LLC,
Gtd. Notes, 144A(aa)	6.000	06/15/28		1,700	1,338,620

					5,777,718

Costa Rica 0.1%

Autopistas del Sol SA,
Sr. Sec’d. Notes	7.375	12/30/30		295	265,271
Instituto Costarricense de Electricidad,
Sr. Unsec’d. Notes, 144A	6.750	10/07/31		270	263,998

					529,269

Czech Republic 0.1%

Energo-Pro A/S,
Sr. Unsec’d. Notes, 144A	8.500	02/04/27		700	673,477

France 1.4%

Emeria SASU,
Sr. Sec’d. Notes, 144A(aa)	7.750	03/31/28	EUR	1,500	1,525,556
Iliad Holding SASU,
Sr. Sec’d. Notes, 144A(aa)	5.625	10/15/28	EUR	3,850	4,019,347
La Financiere Atalian SASU,
Gtd. Notes	4.000	05/15/24	EUR	857	650,167
Midco GB SASU,
Sr. Unsec’d. Notes, 144A, Cash coupon 7.750% or PIK 8.500%	7.750	11/01/27	EUR	1,050	1,073,662

					7,268,732

Germany 2.0%

Douglas GmbH,
Sr. Sec’d. Notes, 144A	6.000	04/08/26	EUR	540	555,137
Kirk Beauty SUN GmbH,
Sr. Unsec’d. Notes, 144A, Cash coupon 8.250% or PIK 9.000%	8.250	10/01/26	EUR	3,345	3,190,174

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    33

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Germany (cont’d.)

Wintershall Dea Finance 2 BV,
Gtd. Notes, Series NC8	3.000%(ff)	07/20/28(oo)	EUR	1,200	$1,055,520
Wintershall Dea Finance BV,
Gtd. Notes(aa)	0.452	09/25/23	EUR	5,300	5,792,765

					10,593,596

Ghana 0.3%

Tullow Oil PLC,
Sr. Sec’d. Notes, 144A (aa)	10.250	05/15/26		1,716	1,396,893

Guatemala 0.5%

Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL,
Gtd. Notes	5.250	04/27/29		1,000	923,710
CT Trust,
Sr. Sec’d. Notes, 144A	5.125	02/03/32		1,160	958,879
Millicom International Cellular SA,
Sr. Unsec’d. Notes, 144A	4.500	04/27/31		1,200	955,056

					2,837,645

India 2.2%

ABJA Investment Co. Pte Ltd.,
Gtd. Notes(aa)	5.950	07/31/24		651	647,218
Clean Renewable Power Mauritius Pte Ltd.,
Sr. Sec’d. Notes, 144A	4.250	03/25/27		1,232	1,090,270
Delhi International Airport Ltd.,
Sr. Sec’d. Notes, 144A(aa)	6.450	06/04/29		1,205	1,136,074
GMR Hyderabad International Airport Ltd.,
Sr. Sec’d. Notes(aa)	4.250	10/27/27		1,460	1,299,152
Greenko Power II Ltd.,
Sr. Sec’d. Notes	4.300	12/13/28		928	814,391
HDFC Bank Ltd.,
Jr. Sub. Notes, 144A(aa)	3.700(ff)	08/25/26(oo)		2,135	1,860,247
HPCL-Mittal Energy Ltd.,
Sr. Unsec’d. Notes(aa)	5.250	04/28/27		2,000	1,907,100
India Cleantech Energy,
Sec’d. Notes	4.700	08/10/26		778	678,288

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

India (cont’d.)

Periama Holdings LLC,
Gtd. Notes	5.950%	04/19/26		770	$737,814
Vedanta Resources Finance II PLC,
Gtd. Notes	13.875	01/21/24		1,250	1,113,700

					11,284,254

Indonesia 0.1%

Pertamina Geothermal Energy PT,
Sr. Unsec’d. Notes, 144A	5.150	04/27/28		530	527,408

Israel 0.7%

Energian Israel Finance Ltd.,
Sr. Sec’d. Notes, 144A(aa)	5.375	03/30/28		2,250	2,038,478
Sr. Sec’d. Notes, 144A	5.875	03/30/31		500	436,435
Leviathan Bond Ltd.,
Sr. Sec’d. Notes, 144A(aa)	6.750	06/30/30		1,110	1,039,839

					3,514,752

Italy 0.5%

Castor SpA,
Sr. Sec’d. Notes, 144A (aa)	6.000	02/15/29	EUR	2,650	2,513,045

Jamaica 0.7%

Digicel Group Holdings Ltd.,
Sr. Unsec’d. Notes, 144A, Cash coupon 5.000% and PIK 3.000% (original cost $75,111; purchased 06/23/20 - 10/03/22)(f)	8.000	04/01/25		251	108,848
Digicel International Finance Ltd./Digicel International Holdings Ltd.,
Gtd. Notes, 144A (original cost $121,133; purchased 05/22/20)(f)	8.000	12/31/26(d)		174	36,546
Gtd. Notes, 144A, Cash coupon 6.000% and PIK 7.000% (original cost $795,988; purchased 05/22/20 - 12/15/22)(f)	13.000	12/31/25		866	616,821
Sr. Sec’d. Notes, 144A (original cost $1,375,625; purchased 06/26/19)(f)	8.750	05/25/24		1,420	1,288,281
Sr. Sec’d. Notes, 144A (original cost $414,104; purchased 05/22/20)(f)	8.750	05/25/24		436	394,489

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    35

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Jamaica (cont’d.)

Digicel Ltd.,
Gtd. Notes, 144A (original cost $3,456,850; purchased 03/07/19 - 06/28/19)(f)	6.750%	12/31/23		5,020	$953,800

					3,398,785

Japan 0.3%

Nissan Motor Co. Ltd.,
Sr. Unsec’d. Notes, 144A	4.810	09/17/30		650	577,618
SoftBank Group Corp.,
Sr. Unsec’d. Notes	3.875	07/06/32	EUR	1,400	1,246,268

					1,823,886

Kuwait 0.2%

Kuwait Projects Co. SPC Ltd.,
Gtd. Notes	4.229	10/29/26		925	799,071
Gtd. Notes, EMTN	4.500	02/23/27		200	168,014

					967,085

Luxembourg 0.5%

Altice France Holding SA,
Sr. Sec’d. Notes	8.000	05/15/27	EUR	3,166	1,340,192
Codere New Holdco SA,
Sr. Sec’d. Notes, 144A, Cash coupon N/A or PIK 7.500% (original cost $1,379,825; purchased 11/19/21 - 10/31/22)(f)	7.500	11/30/27(d)	EUR	1,055	54,900
Galapagos SA,
Sr. Sec’d. Notes	0.000(cc)	06/15/21(d)	EUR	315	1,730
Intelsat Jackson Holdings SA,
Gtd. Notes^	5.500	08/01/23(d)		2,085	2
Gtd. Notes, 144A^	9.750	07/15/25(d)		3,355	3
LHMC Finco 2 Sarl,
Sr. Sec’d. Notes, Cash coupon 7.250% or PIK 8.000%	7.250	10/02/25	EUR	1,023	1,111,162

					2,507,989

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Macau 0.8%

MGM China Holdings Ltd.,
Sr. Unsec’d. Notes, 144A	4.750%	02/01/27		525	$480,703
Sr. Unsec’d. Notes, 144A	5.250	06/18/25		325	313,219
Sands China Ltd.,
Sr. Unsec’d. Notes	5.900	08/08/28		1,534	1,489,897
Wynn Macau Ltd.,
Sr. Unsec’d. Notes, 144A	5.125	12/15/29		1,000	838,720
Sr. Unsec’d. Notes, 144A	5.500	01/15/26		1,000	935,900

					4,058,439

Malaysia 0.3%

Gohl Capital Ltd.,
Gtd. Notes	4.250	01/24/27		1,889	1,764,685

Mexico 5.5%

Banco Mercantil del Norte SA,
Jr. Sub. Notes	7.500(ff)	06/27/29(oo)		600	539,850
Jr. Sub. Notes, 144A(aa)	6.625(ff)	01/24/32(oo)		1,485	1,181,132
Braskem Idesa SAPI,
Sr. Sec’d. Notes, 144A(aa)	7.450	11/15/29		1,750	1,186,063
Cemex SAB de CV,
Gtd. Notes	5.450	11/19/29		930	900,156
Sr. Sub. Notes	9.125(ff)	03/14/28(oo)		1,000	1,040,000
Comision Federal de Electricidad,
Gtd. Notes, 144A	4.688	05/15/29		605	550,314
Electricidad Firme de Mexico Holdings SA de CV,
Sr. Sec’d. Notes, 144A	4.900	11/20/26		1,000	881,000
Mexico City Airport Trust,
Sr. Sec’d. Notes(aa)	3.875	04/30/28		2,230	2,080,590
Sr. Sec’d. Notes	5.500	07/31/47		670	577,038
Nemak SAB de CV,
Sr. Unsec’d. Notes, 144A(aa)	3.625	06/28/31		1,230	971,220
Petroleos Mexicanos,
Gtd. Notes(aa)	5.350	02/12/28		2,500	2,048,750
Gtd. Notes(aa)	6.490	01/23/27		3,758	3,334,285
Gtd. Notes(aa)	6.500	03/13/27		2,720	2,408,424
Gtd. Notes(aa)	6.500	06/02/41		2,100	1,356,862
Gtd. Notes	6.700	02/16/32		545	419,596
Gtd. Notes, EMTN(aa)	2.750	04/21/27	EUR	1,915	1,673,401

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    37

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Mexico (cont’d.)

Petroleos Mexicanos, (cont’d.)
Gtd. Notes, MTN(aa)	6.750%	09/21/47		1,825	$1,169,825
Gtd. Notes, MTN(aa)	6.875	08/04/26		3,200	2,966,480
Sr. Unsec’d. Notes, 144A	10.000	02/07/33		145	134,161
Tierra Mojada Luxembourg II Sarl,
Sr. Sec’d. Notes, 144A	5.750	12/01/40		1,814	1,590,983
Total Play Telecomunicaciones SA de CV,
Gtd. Notes, 144A	6.375	09/20/28		910	518,700
Sr. Unsec’d. Notes, 144A(aa)	7.500	11/12/25		1,355	916,292

					28,445,122

Morocco 0.1%

OCP SA,
Sr. Unsec’d. Notes	6.875	04/25/44		280	262,200
Sr. Unsec’d. Notes, 144A	3.750	06/23/31		200	167,342

					429,542

Netherlands 0.5%

VEON Holdings BV,
Sr. Unsec’d. Notes, 144A(aa)	3.375	11/25/27		920	625,600
WP/AP Telecom Holdings III BV,
Sr. Unsec’d. Notes, 144A	5.500	01/15/30	EUR	1,917	1,800,338

					2,425,938

Nigeria 0.1%

IHS Holding Ltd.,
Gtd. Notes, 144A	6.250	11/29/28		645	530,835

Panama 0.2%

AES Panama Generation Holdings SRL,
Sr. Sec’d. Notes, 144A	4.375	05/31/30		382	330,044
C&W Senior Financing DAC,
Sr. Unsec’d. Notes	6.875	09/15/27		750	675,000

					1,005,044

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Peru 0.4%

InRetail Consumer,
Sr. Sec’d. Notes	3.250%	03/22/28		800	$689,280
Kallpa Generacion SA,
Gtd. Notes(aa)	4.125	08/16/27		1,000	930,625
Minsur SA,
Sr. Unsec’d. Notes	4.500	10/28/31		750	652,583

					2,272,488

Russia 0.0%

Alfa Bank AO Via Alfa Bond Issuance PLC,
Sub. Notes	5.950	04/15/30		1,500	75,000
Sub. Notes, 144A	5.950	04/15/30		985	49,250
Sovcombank Via SovCom Capital DAC,
Jr. Sub. Notes, 144A	7.600	02/17/27(oo)		1,500	54,188

					178,438

Saudi Arabia 0.3%

Arabian Centres Sukuk Ltd.,
Gtd. Notes, 144A	5.375	11/26/24		1,635	1,576,941

Slovenia 0.7%

United Group BV,
Sr. Sec’d. Notes(aa)	3.125	02/15/26	EUR	2,900	2,798,917
Sr. Sec’d. Notes, 144A(aa)	3.125	02/15/26	EUR	850	820,372

					3,619,289

South Africa 2.3%

Eskom Holdings SOC Ltd.,
Gov’t. Gtd. Notes, MTN(aa)	6.350	08/10/28		2,080	1,983,675
Sr. Unsec’d. Notes(aa)	7.125	02/11/25		1,270	1,260,196
Sr. Unsec’d. Notes, EMTN(aa)	6.750	08/06/23		1,580	1,576,366
Sr. Unsec’d. Notes, MTN(aa)	8.450	08/10/28		1,240	1,222,789
Sasol Financing USA LLC,
Gtd. Notes(aa)	4.375	09/18/26		790	714,302
Gtd. Notes(aa)	6.500	09/27/28		1,930	1,774,731
Gtd. Notes, 144A(aa)	8.750	05/03/29		2,100	2,101,611

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    39

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

South Africa (cont’d.)

Transnet SOC Ltd.,
Sr. Unsec’d. Notes, 144A(aa)	8.250%	02/06/28		1,235	$1,227,689

					11,861,359

Spain 0.6%

Codere Finance 2 Luxembourg SA,
Sr. Sec’d. Notes, Cash coupon 2.000% and PIK 10.750% (original cost $716,412; purchased 02/18/19 - 10/31/22)(f)	12.750	11/30/27(d)	EUR	673	240,643
Sr. Sec’d. Notes, 144A, Cash coupon 2.000% and PIK 11.625% (original cost $193,321; purchased 10/18/19 - 10/31/22)(f)	13.625	11/30/27(d)		224	57,197
Kaixo Bondco Telecom SA,
Sr. Sec’d. Notes, 144A(aa)	5.125	09/30/29	EUR	2,831	2,775,293

					3,073,133

Sweden 0.6%

Preem Holdings AB,
Sr. Unsec’d. Notes, 144A (aa)	12.000	06/30/27	EUR	2,503	2,944,927

Switzerland 0.3%

VistaJet Malta Finance PLC/Vista Management Holding, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	7.875	05/01/27		1,450	1,340,797
Sr. Unsec’d. Notes, 144A	9.500	06/01/28		475	452,437

					1,793,234

Thailand 0.6%

Bangkok Bank PCL,
Jr. Sub. Notes, 144A, MTN (aa)	5.000(ff)	09/23/25(oo)		3,016	2,863,692

Turkey 0.6%

Aydem Yenilenebilir Enerji A/S,
Sr. Sec’d. Notes, 144A(aa)	7.750	02/02/27		1,140	1,006,483

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Turkey (cont’d.)

Eldorado Gold Corp.,
Sr. Unsec’d. Notes, 144A(aa)	6.250%	09/01/29		1,250	$1,123,425
KOC Holding A/S,
Sr. Unsec’d. Notes, 144A(aa)	6.500	03/11/25		1,000	990,880

					3,120,788

Ukraine 0.1%

NAK Naftogaz Ukraine via Kondor Finance PLC,
Sr. Unsec’d. Notes(aa)	7.125	07/19/26(d)	EUR	1,035	404,223
Sr. Unsec’d. Notes	7.625	11/08/26(d)		830	313,325

					717,548

United Arab Emirates 0.3%

DP World Salaam,
Jr. Sub. Notes	6.000(ff)	10/01/25(oo)		1,620	1,609,551

United Kingdom 6.2%

Bellis Finco PLC,
Gtd. Notes	4.000	02/16/27	GBP	3,000	2,959,726
Sr. Unsec’d. Notes, 144A(aa)	4.000	02/16/27	GBP	3,300	3,255,698
Constellation Automotive Financing PLC,
Sr. Sec’d. Notes	4.875	07/15/27	GBP	900	919,574
eG Global Finance PLC,
Sr. Sec’d. Notes, 144A(aa)	4.375	02/07/25	EUR	3,607	3,791,996
Sr. Sec’d. Notes, 144A(aa)	8.500	10/30/25		1,551	1,535,816
Jerrold Finco PLC,
Sr. Sec’d. Notes	4.875	01/15/26	GBP	600	681,459
Sr. Sec’d. Notes	5.250	01/15/27	GBP	2,275	2,423,286
Sr. Sec’d. Notes, 144A	4.875	01/15/26	GBP	2,250	2,555,471
Sr. Sec’d. Notes, 144A(aa)	5.250	01/15/27	GBP	1,325	1,431,432
Macquarie Airfinance Holdings Ltd.,
Sr. Unsec’d. Notes, 144A	8.375	05/01/28		975	989,615
Motion Bondco DAC,
Gtd. Notes, 144A	6.625	11/15/27		250	230,067
Sherwood Financing PLC,
Sr. Sec’d. Notes, 144A(aa)	6.000	11/15/26	GBP	3,050	3,239,015
TalkTalk Telecom Group Ltd.,
Gtd. Notes(aa)	3.875	02/20/25	GBP	2,600	2,777,811

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    41

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United Kingdom (cont’d.)

Very Group Funding PLC (The),
Sr. Sec’d. Notes, 144A(aa)	6.500%	08/01/26	GBP	3,275	$3,278,318
Zenith Finco PLC,
Sr. Sec’d. Notes, 144A (original cost $3,072,488; purchased 01/20/22)(aa)(f)	6.500	06/30/27	GBP	2,250	2,244,981

					32,314,265

United States 54.6%

ACCO Brands Corp.,
Gtd. Notes, 144A(aa)	4.250	03/15/29		1,225	1,052,062
AdaptHealth LLC,
Gtd. Notes, 144A	4.625	08/01/29		625	514,205
Gtd. Notes, 144A	5.125	03/01/30		925	768,553
Gtd. Notes, 144A(aa)	6.125	08/01/28		655	589,739
Adient Global Holdings Ltd.,
Sr. Sec’d. Notes, 144A	7.000	04/15/28		450	451,125
Adtalem Global Education, Inc.,
Sr. Sec’d. Notes, 144A	5.500	03/01/28		725	676,018
Aethon United BR LP/Aethon United Finance Corp.,
Sr. Unsec’d. Notes, 144A	8.250	02/15/26		675	672,159
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A	6.500	02/15/28		150	149,446
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A(aa)	6.625	07/15/26		1,790	1,711,435
Sr. Unsec’d. Notes, 144A	6.000	06/01/29		850	649,502
Sr. Unsec’d. Notes, 144A	9.750	07/15/27		2,575	2,362,497
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl,
Sr. Sec’d. Notes, 144A(aa)	3.625	06/01/28	EUR	3,225	2,801,251
Alta Equipment Group, Inc.,
Sec’d. Notes, 144A	5.625	04/15/26		600	561,400
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.,
Gtd. Notes^(aa)	7.875	12/15/24(d)		6,450	45,150

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

AMC Entertainment Holdings, Inc.,
Sec’d. Notes, 144A, Cash coupon 10.000% or PIK 12.000% or Cash coupon 5.000% and PIK 6.000%	10.000%	06/15/26	262	$180,749
AMC Networks, Inc.,
Gtd. Notes	5.000	04/01/24	1,000	984,081
American Airlines, Inc.,
Sr. Sec’d. Notes, 144A	7.250	02/15/28	400	396,909
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
Sr. Sec’d. Notes, 144A(aa)	5.750	04/20/29	1,700	1,640,500
American Axle & Manufacturing, Inc.,
Gtd. Notes	6.250	03/15/26	593	578,662
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.750	05/20/27	925	844,841
Sr. Unsec’d. Notes(aa)	5.875	08/20/26	1,125	1,059,640
AMN Healthcare, Inc.,
Gtd. Notes, 144A	4.000	04/15/29	800	710,412
Amsted Industries, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	4.625	05/15/30	1,475	1,313,667
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A	5.375	06/15/29	225	211,198
Gtd. Notes, 144A(aa)	5.750	01/15/28	2,750	2,644,190
Antero Resources Corp.,
Gtd. Notes, 144A(aa)	5.375	03/01/30	925	862,041
Gtd. Notes, 144A(aa)	7.625	02/01/29	1,189	1,217,878
Arsenal AIC Parent LLC,
Sr. Sec’d. Notes, 144A	8.000	10/01/30	250	255,000
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A	9.000	11/01/27	368	460,162
Sr. Unsec’d. Notes, 144A	8.250	12/31/28	2,525	2,510,227
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A(aa)	4.625	08/01/29	1,425	1,233,032
Sr. Unsec’d. Notes, 144A	4.625	04/01/30	150	128,428
ASP Unifrax Holdings, Inc.,
Sr. Sec’d. Notes, 144A	5.250	09/30/28	425	315,951
Sr. Unsec’d. Notes, 144A	7.500	09/30/29	275	159,921

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    43

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)

At Home Group, Inc.,
Gtd. Notes, 144A	7.125%	07/15/29		375	$225,512
Sr. Sec’d. Notes, 144A	4.875	07/15/28		150	86,839
B&G Foods, Inc.,
Gtd. Notes(aa)	5.250	09/15/27		3,170	2,731,560
Banff Merger Sub, Inc.,
Sr. Unsec’d. Notes(aa)	8.375	09/01/26	EUR	2,550	2,660,462
Bausch Health Cos., Inc.,
Gtd. Notes, 144A(aa)	5.000	01/30/28		1,450	670,625
Gtd. Notes, 144A	5.000	02/15/29		125	57,344
Gtd. Notes, 144A(aa)	5.250	01/30/30		2,225	1,001,250
Gtd. Notes, 144A(aa)	5.250	02/15/31		1,600	720,000
Gtd. Notes, 144A(aa)	6.250	02/15/29		3,540	1,654,950
Gtd. Notes, 144A	7.000	01/15/28		250	119,375
Beacon Roofing Supply, Inc.,
Sr. Sec’d. Notes, 144A	6.500	08/01/30		225	225,547
Beazer Homes USA, Inc.,
Gtd. Notes	5.875	10/15/27		75	72,463
Gtd. Notes(aa)	6.750	03/15/25		575	573,387
Gtd. Notes(aa)	7.250	10/15/29		1,650	1,622,989
Boeing Co. (The),
Sr. Unsec’d. Notes(aa)	5.805	05/01/50		1,780	1,790,662
Sr. Unsec’d. Notes	5.930	05/01/60		275	274,939
Brand Industrial Services, Inc.,
Sr. Sec’d. Notes, 144A	10.375	08/01/30		200	203,875
Bread Financial Holdings, Inc.,
Gtd. Notes, 144A(aa)	4.750	12/15/24		1,575	1,536,755
Brinker International, Inc.,
Gtd. Notes, 144A	8.250	07/15/30		950	954,902
C&S Group Enterprises LLC,
Gtd. Notes, 144A(aa)	5.000	12/15/28		1,000	781,028
Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A	6.250	07/01/25		125	124,198
Sr. Sec’d. Notes, 144A(aa)	7.000	02/15/30		2,625	2,651,237
Sr. Unsec’d. Notes, 144A(aa)	4.625	10/15/29		1,325	1,166,314
Calpine Corp.,
Sr. Unsec’d. Notes, 144A(aa)	4.625	02/01/29		900	775,592
Sr. Unsec’d. Notes, 144A	5.000	02/01/31		325	273,367
Sr. Unsec’d. Notes, 144A(aa)	5.125	03/15/28		6,425	5,826,354

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Camelot Return Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A	8.750%	08/01/28	725	$709,197
Carnival Corp.,
Gtd. Notes, 144A	5.750	03/01/27	2,400	2,220,000
CCM Merger, Inc.,
Sr. Unsec’d. Notes, 144A	6.375	05/01/26	325	316,557
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes(aa)	4.500	05/01/32	1,300	1,059,748
Sr. Unsec’d. Notes, 144A(aa)	4.250	02/01/31	2,550	2,093,451
Sr. Unsec’d. Notes, 144A	4.250	01/15/34	609	467,538
Sr. Unsec’d. Notes, 144A	4.500	06/01/33	750	594,002
Sr. Unsec’d. Notes, 144A(aa)	4.750	03/01/30	3,050	2,639,653
Sr. Unsec’d. Notes, 144A(aa)	5.000	02/01/28	3,575	3,304,930
Sr. Unsec’d. Notes, 144A	5.125	05/01/27	1,000	938,148
CDI Escrow Issuer, Inc.,
Sr. Unsec’d. Notes, 144A	5.750	04/01/30	200	185,777
Chart Industries, Inc.,
Gtd. Notes, 144A	9.500	01/01/31	375	404,439
Sr. Sec’d. Notes, 144A	7.500	01/01/30	850	872,081
Cheniere Energy, Inc.,
Sr. Sec’d. Notes(aa)	4.625	10/15/28	2,550	2,401,100
Chesapeake Energy Corp.,
Gtd. Notes, 144A (original cost $450,000; purchased 02/02/21)(f)	5.500	02/01/26	450	441,954
Gtd. Notes, 144A (original cost $475,000; purchased 02/02/21)(f)	5.875	02/01/29	475	454,244
Gtd. Notes, 144A (original cost $708,688; purchased 06/25/21 - 08/02/21)(f)	6.750	04/15/29	675	671,567
Churchill Downs, Inc.,
Gtd. Notes, 144A	6.750	05/01/31	400	390,962
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A(aa)	7.000	06/15/25	1,325	1,309,126
Civitas Resources, Inc.,
Gtd. Notes, 144A	8.375	07/01/28	800	822,986
Clarivate Science Holdings Corp.,
Gtd. Notes, 144A	4.875	07/01/29	725	643,985
Cleveland-Cliffs, Inc.,
Gtd. Notes, 144A	6.750	04/15/30	800	778,936
CMG Media Corp.,
Gtd. Notes, 144A(aa)	8.875	12/15/27	2,295	1,791,505

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    45

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

CNX Midstream Partners LP,
Gtd. Notes, 144A	4.750%	04/15/30	175	$152,024
CNX Resources Corp.,
Gtd. Notes, 144A(aa)	7.250	03/14/27	1,525	1,523,435
Comstock Resources, Inc.,
Gtd. Notes, 144A	5.875	01/15/30	700	619,706
Gtd. Notes, 144A(aa)	6.750	03/01/29	1,000	933,108
Cornerstone Building Brands, Inc.,
Gtd. Notes, 144A(aa)	6.125	01/15/29	550	454,446
Cornerstone Chemical Co.,
Sr. Sec’d. Notes, 144A, Cash coupon 8.250% and PIK 2.000% (original cost $2,070,247; purchased 03/19/19)(aa)(f)	10.250	09/01/27	2,103	1,842,887
Crescent Energy Finance LLC,
Gtd. Notes, 144A	9.250	02/15/28	625	635,811
CrownRock LP/CrownRock Finance, Inc.,
Sr. Unsec’d. Notes, 144A	5.000	05/01/29	275	258,741
CSC Holdings LLC,
Gtd. Notes, 144A(aa)	4.125	12/01/30	900	650,705
Gtd. Notes, 144A(aa)	5.500	04/15/27	1,400	1,199,784
Sr. Unsec’d. Notes, 144A(aa)	4.625	12/01/30	4,050	2,042,927
Dana, Inc.,
Sr. Unsec’d. Notes	4.250	09/01/30	450	384,819
Sr. Unsec’d. Notes	4.500	02/15/32	725	606,635
DaVita, Inc.,
Gtd. Notes, 144A(aa)	3.750	02/15/31	1,225	979,027
Gtd. Notes, 144A(aa)	4.625	06/01/30	2,900	2,476,346
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A (original cost $3,927,328; purchased 07/18/19 - 02/27/20)(aa)(f)	6.625	08/15/27(d)	4,125	119,692
Sec’d. Notes, 144A (original cost $2,387,283; purchased 07/18/19 - 07/05/22)(f)	5.375	08/15/26(d)	3,150	97,877
DISH DBS Corp.,
Gtd. Notes	5.125	06/01/29	975	491,533
Gtd. Notes(aa)	7.375	07/01/28	515	289,462
Gtd. Notes(aa)	7.750	07/01/26	2,910	1,882,297
DISH Network Corp.,
Sr. Sec’d. Notes, 144A(aa)	11.750	11/15/27	1,100	1,107,247

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Diversified Healthcare Trust,
Gtd. Notes	4.375%	03/01/31	750	$546,892
Gtd. Notes(aa)	9.750	06/15/25	1,500	1,484,273
Sr. Unsec’d. Notes	4.750	05/01/24	50	47,948
Sr. Unsec’d. Notes	4.750	02/15/28	675	494,579
Eco Material Technologies, Inc.,
Sr. Sec’d. Notes, 144A	7.875	01/31/27	725	697,642
Embecta Corp.,
Sr. Sec’d. Notes, 144A	5.000	02/15/30	550	453,829
Sr. Sec’d. Notes, 144A	6.750	02/15/30	300	264,414
Energizer Holdings, Inc.,
Gtd. Notes, 144A(aa)	4.375	03/31/29	1,725	1,497,458
Energy Transfer LP,
Jr. Sub. Notes, Series G(aa)	7.125(ff)	05/15/30(oo)	1,275	1,122,531
EQM Midstream Partners LP,
Sr. Unsec’d. Notes, 144A(aa)	6.500	07/01/27	1,480	1,472,673
Sr. Unsec’d. Notes, 144A	7.500	06/01/27	200	203,105
Sr. Unsec’d. Notes, 144A	7.500	06/01/30	200	206,193
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.,
Gtd. Notes, 144A(aa)	6.750	01/15/30	2,050	1,760,230
Sr. Sec’d. Notes, 144A	4.625	01/15/29	650	568,867
Five Point Operating Co. LP/Five Point Capital Corp.,
Gtd. Notes, 144A(aa)	7.875	11/15/25	1,350	1,285,805
Ford Motor Co.,
Sr. Unsec’d. Notes(aa)	3.250	02/12/32	3,000	2,370,566
Sr. Unsec’d. Notes(aa)	4.750	01/15/43	4,113	3,218,738
Sr. Unsec’d. Notes(aa)	5.291	12/08/46	3,825	3,154,456
Sr. Unsec’d. Notes(aa)	7.400	11/01/46	1,000	1,046,163
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	4.950	05/28/27	1,000	949,360
Sr. Unsec’d. Notes	6.800	05/12/28	200	201,821
Sr. Unsec’d. Notes	6.950	03/06/26	425	429,187
Forestar Group, Inc.,
Gtd. Notes, 144A	3.850	05/15/26	1,025	953,049
Gtd. Notes, 144A(aa)	5.000	03/01/28	800	744,130
Foundation Building Materials, Inc.,
Gtd. Notes, 144A	6.000	03/01/29	525	455,402

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    47

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Freedom Mortgage Corp.,
Sr. Unsec’d. Notes, 144A	7.625%	05/01/26	325	$297,315
Gap, Inc. (The),
Gtd. Notes, 144A	3.625	10/01/29	250	186,288
Gtd. Notes, 144A(aa)	3.875	10/01/31	1,850	1,322,887
Global Partners LP/GLP Finance Corp.,
Gtd. Notes	6.875	01/15/29	450	421,714
Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	7.625	04/15/26	2,150	2,150,541
Gray Television, Inc.,
Gtd. Notes, 144A(aa)	5.875	07/15/26	1,315	1,185,814
Griffon Corp.,
Gtd. Notes(aa)	5.750	03/01/28	1,025	964,303
H&E Equipment Services, Inc.,
Gtd. Notes, 144A(aa)	3.875	12/15/28	2,400	2,106,544
Hecla Mining Co.,
Gtd. Notes(aa)	7.250	02/15/28	605	599,257
Hertz Corp. (The),
Gtd. Notes, 144A	4.625	12/01/26	325	293,770
Gtd. Notes, 144A	5.000	12/01/29	650	536,901
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A	5.750	02/01/29	325	300,954
Sr. Unsec’d. Notes, 144A	6.000	04/15/30	700	646,088
Sr. Unsec’d. Notes, 144A(aa)	6.000	02/01/31	1,325	1,206,806
Sr. Unsec’d. Notes, 144A(aa)	6.250	11/01/28	900	861,518
Sr. Unsec’d. Notes, 144A	6.250	04/15/32	875	796,898
Hilton Domestic Operating Co., Inc.,
Gtd. Notes, 144A	4.000	05/01/31	700	610,739
Howard Hughes Corp. (The),
Gtd. Notes, 144A(aa)	4.125	02/01/29	1,150	973,085
Gtd. Notes, 144A(aa)	4.375	02/01/31	800	660,210
Hunt Cos., Inc.,
Sr. Sec’d. Notes, 144A(aa)	5.250	04/15/29	1,875	1,496,728
iHeartCommunications, Inc.,
Sr. Sec’d. Notes(aa)	6.375	05/01/26	1,500	1,298,348
International Game Technology PLC,
Sr. Sec’d. Notes, 144A(aa)	6.250	01/15/27	750	748,125
Jacobs Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	6.750	02/15/29	625	570,889
Sr. Unsec’d. Notes, 144A	6.750	02/15/29	375	333,348

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Jefferies Finance LLC/JFIN Co-Issuer Corp.,
Sr. Unsec’d. Notes, 144A(aa)	5.000%	08/15/28	1,500	$1,280,561
KB Home,
Gtd. Notes	4.000	06/15/31	400	347,496
Gtd. Notes(aa)	4.800	11/15/29	2,500	2,311,827
Knife River Corp.,
Sr. Unsec’d. Notes, 144A	7.750	05/01/31	350	358,072
Kontoor Brands, Inc.,
Gtd. Notes, 144A	4.125	11/15/29	325	279,656
LABL, Inc.,
Sr. Sec’d. Notes, 144A	5.875	11/01/28	500	458,151
Sr. Sec’d. Notes, 144A	9.500	11/01/28	225	230,573
Sr. Unsec’d. Notes, 144A	8.250	11/01/29	450	374,731
Sr. Unsec’d. Notes, 144A	10.500	07/15/27	525	500,138
LBM Acquisition LLC,
Gtd. Notes, 144A	6.250	01/15/29	475	409,257
LCM Investments Holdings II LLC,
Sr. Unsec’d. Notes, 144A	4.875	05/01/29	750	654,524
Sr. Unsec’d. Notes, 144A	8.250	08/01/31	425	431,817
LD Holdings Group LLC,
Gtd. Notes, 144A	6.125	04/01/28	775	508,157
Legacy LifePoint Health LLC,
Sr. Sec’d. Notes, 144A	6.750	04/15/25	375	380,581
Level 3 Financing, Inc.,
Gtd. Notes, 144A(aa)	4.625	09/15/27	1,500	1,139,458
Sr. Sec’d. Notes, 144A	3.400	03/01/27	175	154,412
LifePoint Health, Inc.,
Gtd. Notes, 144A	5.375	01/15/29	1,000	707,993
Likewize Corp.,
Sr. Sec’d. Notes, 144A (original cost $809,888; purchased 10/08/20 - 04/20/21)(aa)(f)	9.750	10/15/25	790	764,396
Lindblad Expeditions Holdings, Inc.,
Sr. Sec’d. Notes, 144A	9.000	05/15/28	575	592,818
LPL Holdings, Inc.,
Gtd. Notes, 144A(aa)	4.625	11/15/27	1,040	980,513
M/I Homes, Inc.,
Gtd. Notes(aa)	4.950	02/01/28	1,075	1,016,172
Masonite International Corp.,
Gtd. Notes, 144A	3.500	02/15/30	400	337,000

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    49

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Masonite International Corp., (cont’d.)
Gtd. Notes, 144A	5.375%	02/01/28		230	$219,075
Mauser Packaging Solutions Holding Co.,
Sr. Sec’d. Notes, 144A	7.875	08/15/26		750	747,902
Maxim Crane Works Holdings Capital LLC,
Sec’d. Notes, 144A (original cost $2,119,195; purchased 11/06/18 - 07/15/22)(aa)(f)	10.125	08/01/24		2,029	2,037,055
McAfee Corp.,
Sr. Unsec’d. Notes, 144A	7.375	02/15/30		450	388,932
Medline Borrower LP,
Sr. Sec’d. Notes, 144A(aa)	3.875	04/01/29		1,200	1,051,501
Sr. Unsec’d. Notes, 144A(aa)	5.250	10/01/29		1,400	1,243,113
Metis Merger Sub LLC,
Sr. Unsec’d. Notes, 144A(aa)	6.500	05/15/29		2,850	2,417,415
MGM Resorts International,
Gtd. Notes(aa)	4.750	10/15/28		2,238	2,065,350
Gtd. Notes	5.750	06/15/25		25	24,696
Gtd. Notes	6.750	05/01/25		125	125,505
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp.,
Sr. Sec’d. Notes, 144A(aa)	4.875	05/01/29		1,125	999,376
MIWD Holdco II LLC/MIWD Finance Corp.,
Gtd. Notes, 144A	5.500	02/01/30		400	339,118
MPH Acquisition Holdings LLC,
Sr. Sec’d. Notes, 144A	5.500	09/01/28		1,025	893,456
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes	2.500	03/24/26	GBP	2,750	2,823,370
Nabors Industries Ltd.,
Gtd. Notes, 144A	7.250	01/15/26		575	552,000
Gtd. Notes, 144A	7.500	01/15/28		325	299,000
Nabors Industries, Inc.,
Gtd. Notes(aa)	5.750	02/01/25		1,725	1,690,500
Gtd. Notes, 144A	7.375	05/15/27		925	904,103
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A(aa)	5.125	12/15/30		1,575	1,332,971
Gtd. Notes, 144A	5.500	08/15/28		390	353,568
Navient Corp.,
Sr. Unsec’d. Notes	6.750	06/25/25		375	370,908
Sr. Unsec’d. Notes	9.375	07/25/30		350	352,352

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)

NCL Corp. Ltd.,
Sr. Sec’d. Notes, 144A	8.375%	02/01/28		1,575	$1,639,969
NCR Corp.,
Gtd. Notes, 144A(aa)	5.000	10/01/28		650	589,059
Gtd. Notes, 144A	5.250	10/01/30		300	265,361
Gtd. Notes, 144A	5.750	09/01/27		500	503,532
NESCO Holdings II, Inc.,
Sec’d. Notes, 144A	5.500	04/15/29		525	478,189
Noble Finance II LLC,
Gtd. Notes, 144A	8.000	04/15/30		225	231,758
NRG Energy, Inc.,
Gtd. Notes(aa)	5.750	01/15/28		1,240	1,180,870
Gtd. Notes, 144A	3.625	02/15/31		175	137,307
Gtd. Notes, 144A	3.875	02/15/32		700	541,449
Gtd. Notes, 144A	5.250	06/15/29		800	721,658
Jr. Sub. Notes, 144A	10.250(ff)	03/15/28(oo)		900	874,977
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes(aa)	6.375	09/01/28		1,000	1,026,362
Olympus Water US Holding Corp.,
Sr. Sec’d. Notes, 144A	9.625	11/15/28	EUR	1,500	1,587,403
Sr. Sec’d. Notes, 144A(aa)	9.750	11/15/28		1,050	1,015,638
OneMain Finance Corp.,
Gtd. Notes	3.875	09/15/28		475	390,985
Gtd. Notes	6.875	03/15/25		567	564,768
Gtd. Notes(aa)	7.125	03/15/26		1,375	1,361,659
Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Sec’d. Notes, 144A(aa)	4.125	04/30/28		1,250	1,120,333
Sr. Unsec’d. Notes, 144A	5.125	04/30/31		675	572,062
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A	6.625	05/13/27		267	266,001
Gtd. Notes, 144A	7.250	05/15/31		450	457,672
P&L Development LLC/PLD Finance Corp.,
Sr. Sec’d. Notes, 144A(aa)	7.750	11/15/25		650	561,044
Park River Holdings, Inc.,
Gtd. Notes, 144A(aa)	5.625	02/01/29		1,350	1,082,235
Patrick Industries, Inc.,
Gtd. Notes, 144A	4.750	05/01/29		150	130,281
Penn Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	4.125	07/01/29		675	557,859

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    51

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Penn Entertainment, Inc., (cont’d.)
Sr. Unsec’d. Notes, 144A	5.625%	01/15/27	300	$283,166
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A(aa)	5.375	10/15/25	1,150	1,099,135
PG&E Corp.,
Sr. Sec’d. Notes(aa)	5.250	07/01/30	1,675	1,508,682
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A(aa)	5.875	09/30/27	3,575	3,532,044
PM General Purchaser LLC,
Sr. Sec’d. Notes, 144A (original cost $1,034,125; purchased 09/21/20 - 12/10/20)(aa)(f)	9.500	10/01/28	1,000	981,208
Post Holdings, Inc.,
Gtd. Notes, 144A	5.500	12/15/29	904	839,363
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.,
Gtd. Notes, 144A	5.875	09/01/31	1,125	830,961
Prime Healthcare Services, Inc.,
Sr. Sec’d. Notes, 144A(aa)	7.250	11/01/25	1,425	1,357,923
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Sec’d. Notes, 144A(aa)	4.500	09/15/26	1,000	812,355
Sr. Unsec’d. Notes, 144A(aa)	6.500	09/15/28	1,525	922,325
Rain CII Carbon LLC/CII Carbon Corp.,
Sec’d. Notes, 144A	7.250	04/01/25	1,470	1,462,213
Range Resources Corp.,
Gtd. Notes, 144A	4.750	02/15/30	150	138,010
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.,
Gtd. Notes, 144A	9.750	12/01/26	750	703,099
RHP Hotel Properties LP/RHP Finance Corp.,
Gtd. Notes, 144A	4.500	02/15/29	250	222,666
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.,
Gtd. Notes, 144A	3.625	03/01/29	400	340,602
Gtd. Notes, 144A	3.875	03/01/31	425	349,836
Royal Caribbean Cruises Ltd.,
Gtd. Notes, 144A	7.250	01/15/30	800	808,000
Sr. Unsec’d. Notes, 144A	5.500	04/01/28	375	353,437
Sr. Unsec’d. Notes, 144A	11.625	08/15/27	650	707,702

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Scientific Games Holdings LP/Scientific Games US FinCo, Inc.,
Sr. Unsec’d. Notes, 144A	6.625%	03/01/30	900	$797,943
Scotts Miracle-Gro Co. (The),
Gtd. Notes(aa)	4.000	04/01/31	1,950	1,579,363
Gtd. Notes	4.375	02/01/32	425	345,935
Sealed Air Corp./Sealed Air Corp. US,
Gtd. Notes, 144A	6.125	02/01/28	175	174,503
Shea Homes LP/Shea Homes Funding Corp.,
Sr. Unsec’d. Notes(aa)	4.750	04/01/29	1,035	918,975
Sinclair Television Group, Inc.,
Gtd. Notes, 144A	5.125	02/15/27	1,490	1,249,998
SK Invictus Intermediate II Sarl,
Sr. Sec’d. Notes, 144A	5.000	10/30/29	1,200	951,000
Smyrna Ready Mix Concrete LLC,
Sr. Sec’d. Notes, 144A(aa)	6.000	11/01/28	1,398	1,331,732
Southwestern Energy Co.,
Gtd. Notes	4.750	02/01/32	350	311,205
Gtd. Notes	5.375	02/01/29	875	826,668
Gtd. Notes(aa)	5.375	03/15/30	1,275	1,192,775
SRS Distribution, Inc.,
Gtd. Notes, 144A	6.000	12/01/29	825	715,193
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A	3.375	01/15/31	925	746,454
Sr. Unsec’d. Notes, 144A	4.375	07/15/30	975	847,390
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes, 144A	5.000	06/01/31	575	494,089
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp.,
Sr. Sec’d. Notes, 144A	5.875	05/15/25	625	602,279
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes	4.500	05/15/29	700	629,530
Gtd. Notes	4.500	04/30/30	850	755,345
SWF Escrow Issuer Corp.,
Sr. Unsec’d. Notes, 144A(aa)	6.500	10/01/29	1,600	992,037

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    53

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A(aa)	5.500%	01/15/28	3,238	$2,986,714
Gtd. Notes, 144A	6.000	12/31/30	150	133,592
Gtd. Notes, 144A	7.500	10/01/25	225	225,857
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	5.875	06/15/27	625	615,915
Sr. Unsec’d. Notes, 144A(aa)	5.125	08/01/30	1,525	1,423,732
Tempo Acquisition LLC/Tempo Acquisition Finance Corp.,
Sr. Sec’d. Notes, 144A(aa)	5.750	06/01/25	1,425	1,435,545
Tenet Healthcare Corp.,
Sr. Sec’d. Notes(aa)	4.250	06/01/29	1,675	1,501,070
Sr. Sec’d. Notes(aa)	4.375	01/15/30	3,525	3,145,576
Sr. Sec’d. Notes, 144A(aa)	6.750	05/15/31	1,350	1,346,019
Sr. Unsec’d. Notes(aa)	6.875	11/15/31	525	525,487
Titan International, Inc.,
Sr. Sec’d. Notes	7.000	04/30/28	675	650,226
TopBuild Corp.,
Gtd. Notes, 144A	4.125	02/15/32	500	429,378
TPC Group, Inc.,
Sr. Sec’d. Notes, 144A	13.000	12/16/27	776	778,220
TransDigm, Inc.,
Gtd. Notes	4.625	01/15/29	700	624,813
Transocean, Inc.,
Gtd. Notes, 144A	8.000	02/01/27	150	144,188
TriMas Corp.,
Gtd. Notes, 144A(aa)	4.125	04/15/29	1,200	1,066,217
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A	4.375	04/15/26	850	805,108
Sr. Sec’d. Notes, 144A(aa)	4.625	04/15/29	1,086	984,547
United Rentals North America, Inc.,
Gtd. Notes	3.750	01/15/32	975	825,471
Gtd. Notes	3.875	02/15/31	477	410,910
Gtd. Notes(aa)	5.250	01/15/30	1,200	1,142,973
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A(aa)	4.500	05/01/29	475	412,232
Sr. Sec’d. Notes, 144A(aa)	6.625	06/01/27	4,475	4,353,318
Valaris Ltd.,
Sec’d. Notes, 144A	8.375	04/30/30	375	382,500

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Vector Group Ltd.,
Sr. Sec’d. Notes, 144A(aa)	5.750%	02/01/29	3,050	$2,654,588
Venator Finance Sarl/Venator Materials LLC,
Gtd. Notes, 144A	5.750	07/15/25(d)	317	9,510
Sr. Sec’d. Notes, 144A	9.500	07/01/25(d)	750	585,000
Verscend Escrow Corp.,
Sr. Unsec’d. Notes, 144A	9.750	08/15/26	445	445,416
Viasat, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	5.625	09/15/25	1,650	1,547,268
Viking Cruises Ltd.,
Gtd. Notes, 144A	5.875	09/15/27	1,000	930,990
Sr. Unsec’d. Notes, 144A	7.000	02/15/29	750	705,000
Viking Ocean Cruises Ship VII Ltd.,
Sr. Sec’d. Notes, 144A	5.625	02/15/29	250	230,625
Vista Outdoor, Inc.,
Gtd. Notes, 144A	4.500	03/15/29	250	212,700
Vistra Corp.,
Jr. Sub. Notes, 144A	7.000(ff)	12/15/26(oo)	750	675,790
Jr. Sub. Notes, 144A(aa)	8.000(ff)	10/15/26(oo)	1,375	1,307,864
Vistra Operations Co. LLC,
Gtd. Notes, 144A(aa)	4.375	05/01/29	1,375	1,213,909
Gtd. Notes, 144A(aa)	5.000	07/31/27	1,330	1,251,344
Gtd. Notes, 144A(aa)	5.625	02/15/27	1,725	1,667,978
VOC Escrow Ltd.,
Sr. Sec’d. Notes, 144A	5.000	02/15/28	650	602,100
White Cap Buyer LLC,
Sr. Unsec’d. Notes, 144A	6.875	10/15/28	525	474,493
William Carter Co. (The),
Gtd. Notes, 144A(aa)	5.625	03/15/27	1,350	1,320,128
Windsor Holdings III LLC,
Sr. Sec’d. Notes, 144A	8.500	06/15/30	850	854,739
Wolverine World Wide, Inc.,
Gtd. Notes, 144A(aa)	4.000	08/15/29	1,600	1,256,425
WR Grace Holdings LLC,
Sr. Sec’d. Notes, 144A	7.375	03/01/31	200	200,094
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A(aa)	5.125	10/01/29	860	779,224
XPO Escrow Sub LLC,
Gtd. Notes, 144A	7.500	11/15/27	275	284,420

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    55

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)

XPO, Inc.,
Gtd. Notes, 144A(aa)	7.125%	06/01/31		1,050	$1,061,972
Zayo Group Holdings, Inc.,
Sr. Sec’d. Notes, 144A	4.000	03/01/27		500	357,549

					282,954,208

Vietnam 0.3%

Mong Duong Finance Holdings BV,
Sr. Sec’d. Notes, 144A (aa)	5.125	05/07/29		1,530	1,378,721

Zambia 0.5%

First Quantum Minerals Ltd.,
Gtd. Notes, 144A(aa)	7.500	04/01/25		1,844	1,834,651
Gtd. Notes, 144A	8.625	06/01/31		575	588,656

					2,423,307

TOTAL CORPORATE BONDS (cost $574,883,527)					494,171,035

FLOATING RATE AND OTHER LOANS 3.4%

Jamaica 0.4%

Digicel International Finance Ltd.,
First Lien Initial Term B Loan, 6 Month LIBOR + 3.250%	8.981(c)	05/27/24		2,404	2,167,932

United Kingdom 1.1%

Constellation Automotive Group Ltd.,
Facility 1 Loan, SONIA + 7.500%	11.427(c)	07/27/29	GBP	3,000	2,541,033
EG Group Ltd.,
Additional Second Lien Loan Facility, 1 Month EURIBOR + 7.000%	10.636(c)	04/30/27	EUR	3,200	3,254,520

					5,795,553

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

United States 1.9%

CSC Holdings LLC,
2022 Refinancing Term Loan, 1 Month SOFR + 4.500%	9.722%(c)	01/18/28	2,235	$2,048,632
Diamond Sports Group LLC,
First Lien Term Loan, 1 Month SOFR + 10.100%	12.775(c)	05/25/26	260	196,085
Second Lien Term Loan	8.025	08/24/26	265	7,516
Finastra USA, Inc.,
Dollar Term Loan (Second Lien), 6 Month LIBOR + 7.250%	12.981(c)	06/13/25	1,250	1,136,914
Great Outdoors Group LLC,
Term B-2 Loan, 1 Month SOFR + 3.864%	9.183(c)	03/06/28	1,463	1,456,602
Heritage Power LLC,
Term Loan B, 3 Month LIBOR + 5.000%	12.500(c)	07/30/26	2,470	592,703
McAfee Corp.,
Tranche B-1 Term Loan, 1 Month SOFR + 3.850%	8.963(c)	03/01/29	1,124	1,085,251
MLN US Holdco LLC,
3L Term B Loans, 3 Month SOFR + 9.250%^	14.660(c)	10/18/27	4	600
Initial Term Loan, 3 Month SOFR + 6.440%	11.850(c)	10/18/27	27	19,685
Initial Term Loan (Second Out (1st Lien Roll-Up)), 3 Month SOFR + 6.700%	12.110(c)	10/18/27	61	19,929
Skillsoft Finance II, Inc.,
Initial Term Loan, 1 Month SOFR + 5.364%	10.558(c)	07/14/28	1,414	1,293,286
Univision Communications, Inc.,
2021 Replacement Term Loan, 1 Month SOFR + 3.364%	8.683(c)	03/15/26	527	524,096
Venator Materials LLC,
DIP Loan, 3 Month SOFR + 10.000%^	15.091(c)	12/31/23	953	971,675
Initial Term Loan	12.250	08/08/24	755	401,094

				9,754,068

TOTAL FLOATING RATE AND OTHER LOANS (cost $22,233,324)				17,717,553

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    57

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS 20.1%

Angola 1.1%

Angolan Government International Bond,
Sr. Unsec’d. Notes	8.250%	05/09/28		3,160	$2,898,794
Sr. Unsec’d. Notes	9.500	11/12/25		2,445	2,448,790
Sr. Unsec’d. Notes, EMTN	8.000	11/26/29		650	573,437

					5,921,021

Argentina 1.7%

Argentine Republic Government International Bond,
Sr. Unsec’d. Notes	0.750(cc)	07/09/30		6,608	2,271,120
Sr. Unsec’d. Notes	1.000	07/09/29		1,237	413,730
Sr. Unsec’d. Notes	3.625(cc)	07/09/35		1,864	580,623
Sr. Unsec’d. Notes	4.250(cc)	01/09/38		13,769	4,949,906
Provincia de Buenos Aires,
Sr. Unsec’d. Notes, 144A, MTN	5.250(cc)	09/01/37		1,284	496,379

					8,711,758

Bahrain 0.3%

Bahrain Government International Bond,
Sr. Unsec’d. Notes(aa)	6.750	09/20/29		1,240	1,245,481
Sr. Unsec’d. Notes	7.000	10/12/28		430	443,592

					1,689,073

Brazil 1.5%

Brazilian Government International Bond,
Sr. Unsec’d. Notes(aa)	3.875	06/12/30		3,960	3,542,576
Sr. Unsec’d. Notes(aa)	4.500	05/30/29		3,170	3,014,353
Sr. Unsec’d. Notes(aa)	5.625	01/07/41		1,500	1,362,495

					7,919,424

Cameroon 0.3%

Republic of Cameroon International Bond,
Sr. Unsec’d. Notes	5.950	07/07/32	EUR	290	234,958
Sr. Unsec’d. Notes	9.500	11/19/25		1,080	1,046,207

					1,281,165

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Colombia 1.7%

Colombia Government International Bond,
Sr. Unsec’d. Notes(aa)	3.000%	01/30/30		3,200	$2,569,920
Sr. Unsec’d. Notes(aa)	3.875	04/25/27		1,290	1,185,174
Sr. Unsec’d. Notes(aa)	4.500	03/15/29		1,770	1,581,513
Sr. Unsec’d. Notes(aa)	6.125	01/18/41		2,645	2,247,192
Sr. Unsec’d. Notes	7.375	09/18/37		780	769,720
Sr. Unsec’d. Notes	7.500	02/02/34		430	434,012

					8,787,531

Dominican Republic 1.8%

Dominican Republic International Bond,
Sr. Unsec’d. Notes	5.500	01/27/25		1,225	1,207,801
Sr. Unsec’d. Notes	5.950	01/25/27		3,000	2,961,840
Sr. Unsec’d. Notes	6.850	01/27/45		1,840	1,710,997
Sr. Unsec’d. Notes	7.450	04/30/44		2,300	2,298,183
Sr. Unsec’d. Notes, 144A	5.875	01/30/60		855	675,211
Sr. Unsec’d. Notes, 144A	7.050	02/03/31		320	323,133

					9,177,165

Ecuador 0.3%

Ecuador Government International Bond,
Sr. Unsec’d. Notes	6.000(cc)	07/31/30		720	341,525
Sr. Unsec’d. Notes, 144A	2.500(cc)	07/31/40		901	281,991
Sr. Unsec’d. Notes, 144A	3.500(cc)	07/31/35		1,829	626,572
Sr. Unsec’d. Notes, 144A	5.583(s)	07/31/30		414	117,619
Sr. Unsec’d. Notes, 144A	6.000(cc)	07/31/30		786	372,689

					1,740,396

Egypt 1.0%

Egypt Government International Bond,
Sr. Unsec’d. Notes, 144A, MTN	6.375	04/11/31	EUR	1,845	1,211,730
Sr. Unsec’d. Notes, EMTN	4.750	04/11/25	EUR	330	308,225
Sr. Unsec’d. Notes, EMTN	4.750	04/16/26	EUR	3,340	2,776,134
Sr. Unsec’d. Notes, EMTN	5.625	04/16/30	EUR	860	567,834
Sr. Unsec’d. Notes, MTN	5.800	09/30/27		335	243,820

					5,107,743

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    59

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

El Salvador 0.1%

El Salvador Government International Bond,
Sr. Unsec’d. Notes	8.250%	04/10/32	1,000	$695,880

Gabon 0.5%

Gabon Government International Bond,
Sr. Unsec’d. Notes	6.625	02/06/31	340	287,154
Sr. Unsec’d. Notes	6.950	06/16/25	1,220	1,166,357
Sr. Unsec’d. Notes, 144A	6.625	02/06/31	650	548,970
Sr. Unsec’d. Notes, 144A	7.000	11/24/31	540	456,073

				2,458,554

Ghana 0.2%

Ghana Government International Bond,
Sr. Unsec’d. Notes	7.875	03/26/27(d)	1,860	858,650
Sr. Unsec’d. Notes	8.125	01/18/26(d)	390	183,854

				1,042,504

Guatemala 0.3%

Guatemala Government Bond,
Sr. Unsec’d. Notes	4.375	06/05/27	1,140	1,073,356
Sr. Unsec’d. Notes	4.900	06/01/30	450	422,194
Sr. Unsec’d. Notes	6.125	06/01/50	300	278,580

				1,774,130

Honduras 0.2%

Honduras Government International Bond,
Sr. Unsec’d. Notes	6.250	01/19/27	930	851,610

Hungary 0.2%

Magyar Export-Import Bank Zrt,
Gov’t. Gtd. Notes, 144A	6.125	12/04/27	890	890,018

Iraq 0.1%

Iraq International Bond,
Sr. Unsec’d. Notes	5.800	01/15/28	667	617,370

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Ivory Coast 1.1%

Ivory Coast Government International Bond,
Sr. Unsec’d. Notes	4.875%	01/30/32	EUR	270	$240,404
Sr. Unsec’d. Notes	5.250	03/22/30	EUR	2,480	2,398,185
Sr. Unsec’d. Notes	5.875	10/17/31	EUR	1,245	1,184,942
Sr. Unsec’d. Notes	6.875	10/17/40	EUR	2,405	2,119,246

					5,942,777

Jordan 0.1%

Jordan Government International Bond,
Sr. Unsec’d. Notes, 144A	7.500	01/13/29		515	518,595

Lebanon 0.1%

Lebanon Government International Bond,
Sr. Unsec’d. Notes, EMTN	6.100	10/04/22(d)		2,000	145,000
Sr. Unsec’d. Notes, GMTN	6.250	05/27/22(d)		2,550	174,037

					319,037

Mongolia 0.1%

Mongolia Government International Bond,
Sr. Unsec’d. Notes, EMTN	8.750	03/09/24		270	271,218

Morocco 0.8%

Morocco Government International Bond,
Sr. Unsec’d. Notes	1.500	11/27/31	EUR	860	712,818
Sr. Unsec’d. Notes	2.000	09/30/30	EUR	1,150	1,030,595
Sr. Unsec’d. Notes, 144A	5.950	03/08/28		1,090	1,096,289
Sr. Unsec’d. Notes, 144A	6.500	09/08/33		1,235	1,275,138

					4,114,840

Mozambique 0.4%

Mozambique International Bond,
Unsec’d. Notes	5.000(cc)	09/15/31		2,295	1,803,250

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    61

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Nigeria 0.2%

Nigeria Government International Bond,
Sr. Unsec’d. Notes	7.875%	02/16/32		920	$802,875
Sr. Unsec’d. Notes, EMTN	6.500	11/28/27		450	401,197

					1,204,072

Oman 0.9%

Oman Government International Bond,
Sr. Unsec’d. Notes	4.750	06/15/26		830	809,175
Sr. Unsec’d. Notes	5.625	01/17/28		1,085	1,077,557
Sr. Unsec’d. Notes	6.500	03/08/47		1,120	1,074,752
Sr. Unsec’d. Notes	6.750	01/17/48		720	711,007
Sr. Unsec’d. Notes	7.375	10/28/32		440	489,786
Sr. Unsec’d. Notes, EMTN	6.000	08/01/29		725	730,677

					4,892,954

Pakistan 0.5%

Pakistan Government International Bond,
Sr. Unsec’d. Notes	8.250	04/15/24		1,840	1,480,280
Sr. Unsec’d. Notes	8.250	09/30/25		290	175,427
Sr. Unsec’d. Notes, 144A	8.250	04/15/24		530	426,385
Sr. Unsec’d. Notes, 144A	8.250	09/30/25		610	369,001
Sr. Unsec’d. Notes, EMTN	7.375	04/08/31		660	320,819

					2,771,912

Paraguay 0.2%

Paraguay Government International Bond,
Sr. Unsec’d. Notes	6.100	08/11/44		950	904,438

Romania 0.7%

Romanian Government International Bond,
Sr. Unsec’d. Notes, 144A	7.125	01/17/33		3,374	3,619,532

Senegal 0.4%

Senegal Government International Bond,
Sr. Unsec’d. Notes	4.750	03/13/28	EUR	1,095	1,071,012

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Senegal (cont’d.)

Senegal Government International Bond, (cont’d.)
Sr. Unsec’d. Notes	5.375%	06/08/37	EUR	610	$473,605
Sr. Unsec’d. Notes, 144A	5.375	06/08/37	EUR	570	442,548

					1,987,165

Serbia 0.8%

Serbia International Bond,
Sr. Unsec’d. Notes	1.500	06/26/29	EUR	1,490	1,301,102
Sr. Unsec’d. Notes	3.125	05/15/27	EUR	1,820	1,827,796
Sr. Unsec’d. Notes, 144A	6.250	05/26/28		500	500,280
Sr. Unsec’d. Notes, 144A	6.500	09/26/33		660	660,257

					4,289,435

South Africa 0.3%

Republic of South Africa Government International Bond,
Sr. Unsec’d. Notes (aa)	4.850	09/30/29		1,690	1,525,124

Sri Lanka 0.2%

Sri Lanka Government International Bond,
Sr. Unsec’d. Notes	5.750	04/18/23(d)		390	174,037
Sr. Unsec’d. Notes	6.200	05/11/27(d)		900	398,961
Sr. Unsec’d. Notes	7.550	03/28/30(d)		500	221,325
Sr. Unsec’d. Notes	7.850	03/14/29(d)		400	177,376

					971,699

Turkey 1.1%

Turkey Government International Bond,
Sr. Unsec’d. Notes(aa)	4.250	04/14/26		1,750	1,607,025
Sr. Unsec’d. Notes(aa)	4.875	10/09/26		3,000	2,757,000
Sr. Unsec’d. Notes	5.950	01/15/31		495	436,075
Sr. Unsec’d. Notes(aa)	6.000	03/25/27		525	494,760
Sr. Unsec’d. Notes	9.375	01/19/33		250	263,343

					5,558,203

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    63

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Ukraine 0.6%

Ukraine Government International Bond,
Sr. Unsec’d. Notes	4.375%	01/27/32(d)	EUR	605	$186,921
Sr. Unsec’d. Notes	6.750	06/20/28(d)	EUR	1,230	388,811
Sr. Unsec’d. Notes	7.750	09/01/24(d)		320	107,680
Sr. Unsec’d. Notes	7.750	09/01/25(d)		260	85,670
Sr. Unsec’d. Notes	7.750	09/01/26(d)		590	185,850
Sr. Unsec’d. Notes	7.750	09/01/27(d)		1,005	314,062
Sr. Unsec’d. Notes	7.750	09/01/28(d)		910	282,100
Sr. Unsec’d. Notes	7.750	09/01/29(d)		1,180	365,800
Sr. Unsec’d. Notes	8.994	02/01/26(d)		400	128,600
Sr. Unsec’d. Notes	9.750	11/01/30(d)		3,075	968,625

					3,014,119

United Arab Emirates 0.2%

Finance Department Government of Sharjah,
Sr. Unsec’d. Notes, 144A	6.500	11/23/32		950	980,875

Zambia 0.1%

Zambia Government International Bond,
Sr. Unsec’d. Notes	8.500	04/14/24(d)		670	386,711
Sr. Unsec’d. Notes	8.970	07/30/27(d)		480	274,608

					661,319

TOTAL SOVEREIGN BONDS (cost $133,491,535)					104,015,906

			Shares

COMMON STOCKS 1.6%

Luxembourg 0.2%

Intelsat Emergence SA*				51,488	1,124,137

Spain 0.0%

Codere New Topco SA
(original Cost $0; purchased 11/19/21)^(f)				36,655	—

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

United States 1.4%

CEC Entertainment, Inc.	34,226	$616,068
Chesapeake Energy Corp. (original cost $143,641; purchased 02/04/21 - 02/09/21)(f)	33,960	2,864,187
Ferrellgas Partners LP (Class B Stock) (original cost $2,328,464; purchased 09/15/15 - 01/30/17)(f)	8,479	1,156,609
GenOn Energy Holdings, Inc. (Class A Stock)^	14,397	1,295,730
TPC Group, Inc.*^	48,777	1,219,425

		7,152,019

TOTAL COMMON STOCKS (cost $4,096,899)		8,276,156

RIGHTS* 0.0%

Luxembourg

Intelsat Jackson Holdings SA, Series A (Luxembourg) CVR, expiring 12/05/25^	5,390	51,371
Intelsat Jackson Holdings SA, Series B (Luxembourg) CVR, expiring 12/05/25^	5,390	10,670

TOTAL RIGHTS (cost $127)		62,041

TOTAL LONG-TERM INVESTMENTS (cost $760,653,564)		649,338,195

SHORT-TERM INVESTMENT 0.3%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund (cost $1,527,176)(wj)	1,527,176	1,527,176

TOTAL INVESTMENTS 125.5% (cost $762,180,740)		650,865,371
Liabilities in excess of other assets(z) (25.5)%		(132,357,075)

NET ASSETS 100.0%		$518,508,296

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $3,594,626 and 0.7% of net assets.

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    65

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

(aa)	Represents security, or a portion thereof, with aggregate value of $324,589,120 segregated as collateral for amount of $145,000,000 borrowed and outstanding as of July 31, 2023.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at July 31, 2023.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of July 31, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $28,063,319. The aggregate value of $17,433,156 is 3.4% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(oo)	Perpetual security. Maturity date represents next call date.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wj)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Government Money Market Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at July 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
133	2 Year U.S. Treasury Notes	Sep. 2023	$27,003,156	$ (335,906)
238	5 Year Euro-Bobl	Sep. 2023	30,326,211	(444,023)
33	10 Year U.S. Treasury Notes	Sep. 2023	3,676,406	(71,529)
16	20 Year U.S. Treasury Bonds	Sep. 2023	1,991,000	(49,976)
25	30 Year U.S. Ultra Treasury Bonds	Sep. 2023	3,305,469	(85,328)
51	Euro Schatz Index	Sep. 2023	5,890,626	(43,220)

				(1,029,982)

Short Positions:
29	5 Year U.S. Treasury Notes	Sep. 2023	3,097,789	23,300
15	10 Year Euro-Bund	Sep. 2023	2,193,503	(5,620)
31	10 Year U.K. Gilt	Sep. 2023	3,824,422	48,108

				65,788

				$(964,194)

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Forward foreign currency exchange contracts outstanding at July 31, 2023:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 08/02/23	BARC	GBP	295	$374,325	$378,264	$3,939	$—
Expiring 08/02/23	BNP	GBP	1,978	2,542,461	2,538,614	—	(3,847)
Expiring 08/02/23	SSB	GBP	23,731	30,503,139	30,456,014	—	(47,125)
Euro,
Expiring 08/02/23	BNP	EUR	66,389	73,492,639	73,001,860	—	(490,779)
Expiring 08/02/23	BNYM	EUR	953	1,046,263	1,048,005	1,742	—
Expiring 08/02/23	BNYM	EUR	575	635,301	632,163	—	(3,138)
Expiring 08/02/23	BNYM	EUR	116	130,329	127,708	—	(2,621)
Expiring 08/02/23	TD	EUR	570	623,275	627,015	3,740	—

				$109,347,732	$108,809,643	9,421	(547,510)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 08/02/23	BARC	GBP	25,950	$32,980,673	$33,303,685	$—	$(323,012)
Expiring 09/05/23	HSBC	GBP	1,204	1,549,861	1,545,927	3,934	—
Expiring 09/05/23	SSB	GBP	23,731	30,506,967	30,461,063	45,904	—
Euro,
Expiring 08/02/23	CITI	EUR	846	924,026	930,021	—	(5,995)
Expiring 08/02/23	JPM	EUR	67,758	74,371,074	74,506,728	—	(135,654)
Expiring 09/05/23	BARC	EUR	237	263,490	260,987	2,503	—
Expiring 09/05/23	BNP	EUR	66,389	73,613,135	73,130,257	482,878	—
Expiring 09/05/23	HSBC	EUR	618	682,174	680,450	1,724	—

				$214,891,400	$214,819,118	536,943	(464,661)

						$546,364	$(1,012,171)

Credit default swap agreements outstanding at July 31, 2023:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at July 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreements on credit indices - Buy Protection(1):
CDX.NA.HY.40.V1	06/20/28	5.000%(Q)	5,600	$(164,745)	$(229,414)	$ (64,669)

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    67

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Credit default swap agreements outstanding at July 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at July 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreements on credit indices - Buy Protection(1)(cont’d.):
CDX.NA.IG.40.V1	06/20/28	1.000%(Q)	8,160	$(107,471)	$(140,769)	$(33,298)
iTraxx.XO.39.V1	06/20/28	5.000%(Q)	EUR 8,090	177,154	(471,742)	(648,896)

				$(95,062)	$(841,925)	$(746,863)

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Total return swap agreement outstanding at July 31, 2023:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreement:
iBoxx USD Investment Grade Index(T)	1 Day SOFR(Q)/ 5.310%	BNP	12/20/23	(5,210)	$59,784	$—	$59,784

(1)

On a long total return swap, the Fund receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Fund makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$—	$—	$59,784	$—

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

CGM	$1,040,000	$—
JPS	1,500,000	—

Total	$2,540,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    69

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

The following is a summary of the inputs used as of July 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3

Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Cayman Islands	$—	$22,198,564	$—
Convertible Bonds
Jamaica	—	4,974	—
Spain	—	2,891,966	—
Corporate Bonds
Argentina	—	217,928	—
Brazil	—	16,841,779	—
Canada	—	23,121,601	—
Chile	—	2,596,597	—
China	—	2,417,102	—
Colombia	—	5,777,718	—
Costa Rica	—	529,269	—
Czech Republic	—	673,477	—
France	—	7,268,732	—
Germany	—	10,593,596	—
Ghana	—	1,396,893	—
Guatemala	—	2,837,645	—
India	—	11,284,254	—
Indonesia	—	527,408	—
Israel	—	3,514,752	—
Italy	—	2,513,045	—
Jamaica	—	3,398,785	—
Japan	—	1,823,886	—
Kuwait	—	967,085	—
Luxembourg	—	2,507,984	5
Macau	—	4,058,439	—
Malaysia	—	1,764,685	—
Mexico	—	28,445,122	—
Morocco	—	429,542	—
Netherlands	—	2,425,938	—
Nigeria	—	530,835	—
Panama	—	1,005,044	—
Peru	—	2,272,488	—
Russia	—	178,438	—
Saudi Arabia	—	1,576,941	—
Slovenia	—	3,619,289	—
South Africa	—	11,861,359	—
Spain	—	3,073,133	—
Sweden	—	2,944,927	—
Switzerland	—	1,793,234	—
Thailand	—	2,863,692	—

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

	Level 1	Level 2	Level 3

Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Corporate Bonds (continued)
Turkey	$—	$3,120,788	$—
Ukraine	—	717,548	—
United Arab Emirates	—	1,609,551	—
United Kingdom	—	32,314,265	—
United States	—	282,909,058	45,150
Vietnam	—	1,378,721	—
Zambia	—	2,423,307	—
Floating Rate and Other Loans
Jamaica	—	2,167,932	—
United Kingdom	—	5,795,553	—
United States	—	8,781,793	972,275
Sovereign Bonds
Angola	—	5,921,021	—
Argentina	—	8,711,758	—
Bahrain	—	1,689,073	—
Brazil	—	7,919,424	—
Cameroon	—	1,281,165	—
Colombia	—	8,787,531	—
Dominican Republic	—	9,177,165	—
Ecuador	—	1,740,396	—
Egypt	—	5,107,743	—
El Salvador	—	695,880	—
Gabon	—	2,458,554	—
Ghana	—	1,042,504	—
Guatemala	—	1,774,130	—
Honduras	—	851,610	—
Hungary	—	890,018	—
Iraq	—	617,370	—
Ivory Coast	—	5,942,777	—
Jordan	—	518,595	—
Lebanon	—	319,037	—
Mongolia	—	271,218	—
Morocco	—	4,114,840	—
Mozambique	—	1,803,250	—
Nigeria	—	1,204,072	—
Oman	—	4,892,954	—
Pakistan	—	2,771,912	—
Paraguay	—	904,438	—
Romania	—	3,619,532	—
Senegal	—	1,987,165	—
Serbia	—	4,289,435	—
South Africa	—	1,525,124	—

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    71

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

	Level 1	Level 2	Level 3

Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Sovereign Bonds (continued)
Sri Lanka	$—	$971,699	$—
Turkey	—	5,558,203	—
Ukraine	—	3,014,119	—
United Arab Emirates	—	980,875	—
Zambia	—	661,319	—
Common Stocks
Luxembourg	—	1,124,137	—
Spain	—	—	—	**
United States	2,864,187	1,772,677	2,515,155
Rights
Luxembourg	—	—	62,041
Short-Term Investment
Affiliated Mutual Fund	1,527,176	—	—

Total	$4,391,363	$642,879,382	$3,594,626

Other Financial Instruments*
Assets
Futures Contracts	$71,408	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	546,364	—
OTC Total Return Swap Agreement	—	59,784	—

Total	$71,408	$606,148	$—

Liabilities
Futures Contracts	$(1,035,602)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(1,012,171)	—
Centrally Cleared Credit Default Swap Agreements	—	(746,863)	—

Total	$(1,035,602)	$(1,759,034)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

**	Includes Level 3 investments with an aggregate value of $0.

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds	Floating Rate and Other Loans	Common Stocks	Rights	Warrants	Unfunded Loan Commitment
Balance as of 07/31/22	$43,865	$5,055,888	$1,583,670	$61,914	$103	$—
Realized gain (loss)	—	(740,004)	87,102	—	—	—
Change in unrealized appreciation (depreciation)	(527,943)	1,467,450	403,000	—	(103)	—
Purchases/Exchanges/Issuances	—	851,521	528,485	127	—	—
Sales/Paydowns	—	(5,687,823)	(87,102)	—	—	—
Accrued discount/premium	529,233	25,243	—	—	—	—
Transfers into Level 3*	—	—	—	—	—	—
Transfers out of Level 3*	—	—	—	—	—	—

Balance as of 07/31/23	$45,155	$972,275	$2,515,155	$62,041	$—	$—

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$(527,943)	$101,798	$403,000	$—	$—	$—

*

It is the Fund’s policy to recognize transfers in and transfers out at the securities’ fair values as of the beginning of period. Securities transferred between Level 2 and Level 3 are due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically a result of a change from the use of methods used by independent pricing services (Level 2) to the use of a single broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market quotations (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market data provided by independent pricing services or other valuation techniques which utilize observable inputs. In accordance with the requirements of ASC 820, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to the Schedule of Investments of the Fund.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs as follows:

Level 3 Securities**	Fair Value as of July 31, 2023	Valuation Approach	Valuation Methodology	Unobservable Inputs

Corporate Bonds	$45,150	Market	Recovery Value	Recovery Rate
Corporate Bonds	5	Market	Contingent Value	Contingent Value
Rights	62,041	Market	Contingent Value	Contingent Value

	$107,196

**

The table does not include Level 3 securities and/or derivatives that are valued by independent pricing vendors or brokers. As of July 31, 2023, the aggregate value of these securities and/or derivatives was $3,487,430. The unobservable inputs for these investments were not developed by the Fund and are not readily available (e.g. single broker quotes).

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    73

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2023 were as follows:

Sovereign Bonds	20.0%
Oil & Gas	13.4
Retail	7.3
Media	6.7
Electric	6.5
Telecommunications	5.3
Diversified Financial Services	4.5
Collateralized Loan Obligations	4.3
Commercial Services	4.2
Chemicals	3.7
Foods	3.1
Home Builders	3.0
Entertainment	2.8
Pipelines	2.6
Healthcare-Services	2.5
Auto Manufacturers	2.5
Aerospace & Defense	2.4
Mining	2.1
Building Materials	1.9
Engineering & Construction	1.9
Lodging	1.8
Banks	1.8
Leisure Time	1.7
Pharmaceuticals	1.6
Real Estate	1.5
Computers	1.3
Airlines	1.1
Real Estate Investment Trusts (REITs)	1.1
Transportation	1.1
Internet	0.9
Auto Parts & Equipment	0.9
Packaging & Containers	0.8

Distribution/Wholesale	0.7%
Machinery-Diversified	0.6
Energy-Alternate Sources	0.6
Software	0.6
Healthcare-Products	0.6
Housewares	0.6
Iron/Steel	0.6
Oil, Gas & Consumable Fuels	0.6
Apparel	0.5
Agriculture	0.5
Gas	0.4
Advertising	0.3
Affiliated Mutual Fund	0.3
Electrical Components & Equipment	0.3
Miscellaneous Manufacturing	0.3
Electric Utilities	0.3
Household Products/Wares	0.2
Wireless Telecommunication Services	0.2
Gas Utilities	0.2
Holding Companies-Diversified	0.2
Beverages	0.2
Environmental Control	0.2
Electronics	0.1
Hotels, Restaurants & Leisure	0.1

125.5
Liabilities in excess of other assets	(25.5)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of July 31, 2023 as presented in the Statement of Assets and Liabilities:

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Credit contracts	—	$—		Due from/to broker-variation margin swaps	$746,863	*
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	546,364		Unrealized depreciation on OTC forward foreign currency exchange contracts	1,012,171
Interest rate contracts	Due from/to broker-variation margin futures	71,408	*	Due from/to broker-variation margin futures	1,035,602	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	59,784		—	—

		$677,556			$2,794,636

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended July 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps

Credit contracts	$—	$—	$893,223
Foreign exchange contracts	—	(559,397)	—
Interest rate contracts	(248,659)	—	495,105

Total	$(248,659)	$(559,397)	$1,388,328

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps

Credit contracts	$—	$—	$(1,331,975)
Foreign exchange contracts	—	(3,917,675)	—
Interest rate contracts	(964,194)	—	876,751

Total	$(964,194)	$(3,917,675)	$(455,224)

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    75

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

For the year ended July 31, 2023, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$18,611,563
Futures Contracts - Short Positions (1)	1,823,143
Forward Foreign Currency Exchange Contracts - Purchased (2)	117,843,118
Forward Foreign Currency Exchange Contracts - Sold (2)	229,809,212
Credit Default Swap Agreements - Buy Protection (1)	12,192,797
Credit Default Swap Agreements - Sell Protection (1)	11,172,000
Total Return Swap Agreements (1)	10,227,000

*	Average volume is based on average quarter end balances as noted for the year ended July 31, 2023.
(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BARC	$6,442	$(323,012)	$(316,570)	$300,000	$(16,570)
BNP	542,662	(494,626)	48,036	—	48,036
BNYM	1,742	(5,759)	(4,017)	—	(4,017)
CITI	—	(5,995)	(5,995)	—	(5,995)
HSBC	5,658	—	5,658	—	5,658
JPM	—	(135,654)	(135,654)	120,000	(15,654)
SSB	45,904	(47,125)	(1,221)	—	(1,221)
TD	3,740	—	3,740	—	3,740

	$606,148	$(1,012,171)	$(406,023)	$420,000	$13,977

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Statement of Assets & Liabilities

as of July 31, 2023

Assets

Investments at value:
Unaffiliated investments (cost $760,653,564)	$649,338,195
Affiliated investments (cost $1,527,176)	1,527,176
Cash	245,833
Foreign currency, at value (cost $325,083)	325,254
Cash segregated for counterparty - OTC	420,000
Dividends and interest receivable	11,096,390
Deposit with broker for centrally cleared/exchange-traded derivatives	2,540,000
Unrealized appreciation on OTC forward foreign currency exchange contracts	546,364
Receivable for investments sold	451,928
Unrealized appreciation on OTC swap agreements	59,784
Due from broker—variation margin futures	28,117
Tax reclaim receivable	14,196
Due from broker—variation margin swaps	13,009

Total Assets	666,606,246

Liabilities

Loan payable	145,000,000
Unrealized depreciation on OTC forward foreign currency exchange contracts	1,012,171
Interest payable	741,957
Payable for investments purchased	518,575
Management fee payable	474,582
Accrued expenses and other liabilities	184,010
Dividends payable	71,405
Deferred directors’ fees and directors’ fees payable	55,400
Exchange listing fees payable	39,850

Total Liabilities	148,097,950

Net Assets	$518,508,296

Net assets were comprised of:
Common stock, at par	$40,924
Paid-in capital in excess of par	768,273,815
Total distributable earnings (loss)	(249,806,443)

Net assets, July 31, 2023	$518,508,296

Net asset value and redemption price per share ($518,508,296 ÷ 40,923,879 shares of common stock issued and outstanding)	$12.67

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    77

PGIM Global High Yield Fund, Inc.

Statement of Operations

Year Ended July 31, 2023

Net Investment Income (Loss)

Income
Interest income	$45,752,954
Unaffiliated dividend income	675,984
Affiliated dividend income	198,551

Total income	46,627,489

Expenses
Management fee	5,308,144
Interest expense	5,770,813
Excise tax expense	269,034
Professional fees	81,133
Shareholders’ reports	75,699
Custodian and accounting fees	62,921
Audit fee	47,350
Exchange listing fees	39,850
Transfer agent’s fees and expenses	16,002
Directors’ fees	13,026
Miscellaneous	48,861

Total expenses	11,732,833

Net investment income (loss)	34,894,656

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions	(14,818,996)
Futures transactions	(248,659)
Forward currency contract transactions	(559,397)
Swap agreement transactions	1,388,328
Foreign currency transactions	(3,821,727)

(18,060,451)

Net change in unrealized appreciation (depreciation) on:
Investments	23,423,922
Futures	(964,194)
Forward currency contracts	(3,917,675)
Swap agreements	(455,224)
Foreign currencies	70,131

18,156,960

Net gain (loss) on investment and foreign currency transactions	96,509

Net Increase (Decrease) In Net Assets Resulting From Operations	$34,991,165

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Statements of Changes in Net Assets

	Year Ended July 31,

	2023	2022
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$34,894,656	$38,593,320
Net realized gain (loss) on investment and foreign currency transactions	(18,060,451)	27,138,509
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	18,156,960	(162,806,793)

Net increase (decrease) in net assets resulting from operations	34,991,165	(97,074,964)

Dividends and Distributions
Distributions from distributable earnings	(51,564,088)	(51,564,088)

Total increase (decrease)	(16,572,923)	(148,639,052)

Net Assets:

Beginning of year	535,081,219	683,720,271

End of year	$518,508,296	$535,081,219

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    79

PGIM Global High Yield Fund, Inc.

Statement of Cash Flows

Year Ended July 31, 2023

Cash Flows Provided By / (Used For) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$34,991,165

Adjustments To Reconcile Net Increase (Decrease) In Net Assets Resulting From Operations To Net Cash Provided By / (Used For) Operating Activities:
Proceeds from disposition of long-term portfolio investments, net of amounts receivable	158,416,285
Purchases of long-term portfolio investments, net of amounts payable	(202,434,894)
Net proceeds (purchases) of short-term portfolio investments	9,672,950
Net premiums (paid) received for swap agreements	68,188
Amortization of premium and accretion of discount on portfolio investments	(4,110,188)
Net realized (gain) loss on investment transactions	14,818,996
Net realized (gain) loss on futures transactions	248,659
Net realized (gain) loss on forward currency contract transactions	559,397
Net realized (gain) loss on swap agreement transactions	(1,388,328)
Net realized (gain) loss on foreign currency transactions	3,821,727
Net change in unrealized (appreciation) depreciation on investments	(23,423,922)
Net change in unrealized (appreciation) depreciation on futures	964,194
Net change in unrealized (appreciation) depreciation on forward currency contracts	3,917,675
Net change in unrealized (appreciation) depreciation on swap agreements	455,224
Net change in unrealized (appreciation) depreciation on foreign currencies	(70,131)
(Increase) Decrease In Assets:
Dividends and interest receivable	(281,930)
Tax reclaim receivable	(10,412)
Increase (Decrease) In Liabilities:
Interest payable	442,368
Management fee payable	11,109
Accrued expenses and other liabilities	(139,948)
Dividends payable	(2,776)
Deferred directors’ fees and directors’ fees payable	1,236
Exchange listing fees payable	39,850

Total adjustments	(38,424,671)

Net cash provided by (used for) operating activities	(3,433,506)

Effect of exchange rate changes on cash	(5,523,846)

Cash Flows Provided By (Used For) Financing Activities:
Increase in borrowing	56,000,000
Cash paid on distributions from distributable earnings	(51,564,088)

Net cash provided by (used for) financing activities	4,435,912

Net increase (decrease) in cash and restricted cash, including foreign currency	(4,521,440)

Cash and restricted cash at beginning of year, including foreign currency	8,093,653

Cash And Restricted Cash At End Of Year, Including Foreign Currency	$3,572,213

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense	$5,328,445

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Statement of Cash Flows   (continued)

Year Ended July 31, 2023

Reconciliation Of Cash And Restricted Cash Reported With The Statement Of Assets And Liabilities To The Statement Of Cash Flows:

July 31, 2023

Cash	$245,833
Foreign currency, at value	325,254
Restricted cash:
Cash segregated for counterparty - OTC	420,000
Deposit with broker for centrally cleared/exchange-traded derivatives	2,540,000
Due from broker-variation margin futures	28,117
Due from broker-variation margin swaps	13,009

Total Cash and Restricted Cash, Including Foreign Currency	$3,572,213

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    81

PGIM Global High Yield Fund, Inc.

Financial Highlights

Year Ended July 31, 2023

	Year Ended July 31,

	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.08	$16.71	$15.50	$16.64	$16.17
Income (loss) from investment operations:
Net investment income (loss)	0.85	0.94	1.09	1.10	0.91
Net realized and unrealized gain (loss) on investment and foreign currency transactions	-(b )	(3.31)	1.38	(0.98)	0.64
Total from investment operations	0.85	(2.37)	2.47	0.12	1.55
Less Dividends and Distributions:
Dividends from net investment income	(1.26)	(1.26)	(1.10)	(1.26)	(1.08)
Tax return of capital distributions	-	-	(0.16)	-	-
Total dividends and distributions	(1.26)	(1.26)	(1.26)	(1.26)	(1.08)
Net asset value, end of year	$12.67	$13.08	$16.71	$15.50	$16.64
Market price, end of year	$11.38	$11.98	$15.59	$13.18	$14.52
Total Return(c):	6.31%	(15.91)%	28.97%	(0.40)%	15.12%

Ratios/Supplemental Data:
Net assets, end of year (000)	$518,508	$535,081	$683,720	$634,170	$680,904
Average net assets (000)	$514,641	$623,650	$663,605	$634,188	$657,922
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement(e)	2.28%	1.48%	1.59%	1.99%	2.56%
Expenses before waivers and/or expense reimbursement(e)	2.28%	1.48%	1.59%	1.99%	2.56%
Net investment income (loss)	6.78%	6.19%	6.70%	7.13%	5.68%
Portfolio turnover rate(f)	25%	35%	51%	49%	96%
Asset coverage	458%	701%	375%	383%	340%
Total debt outstanding at year-end (000)	$145,000	$89,000	$249,000	$224,000	$284,000

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the closing market price on the last day for the year reported. Dividends are assumed, for the purpose of this calculation, to be reinvested at prices obtainable under the Fund’s dividend reinvestment plan. This amount does not reflect brokerage commissions or sales load.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

Includes interest expense of 1.12%, 0.32%, 0.33%, 0.75% and 1.28%, for the years ended July 31, 2023, 2022, 2021, 2020 and 2019, respectively. Includes tax expense of 0.05%, 0.01% and 0.01% for the years ended July 31, 2023, 2020 and 2019, respectively.

(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 122.3%

ASSET-BACKED SECURITIES 8.8%

Collateralized Loan Obligations

Atlas Static Senior Loan Fund Ltd. (Cayman Islands),
Series 2022-01A, Class A, 144A, 3 Month SOFR + 2.600% (Cap N/A, Floor 2.600%)	7.908%(c)	07/15/30	3,967	$3,986,720
Battalion CLO Ltd. (Cayman Islands),
Series 2015-08A, Class A1R2, 144A, 3 Month SOFR + 1.332% (Cap N/A, Floor 1.070%)	6.642(c)	07/18/30	1,824	1,810,284
BlueMountain CLO Ltd. (Cayman Islands),
Series 2016-02A, Class A1R2, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)	6.499(c)	08/20/32	3,000	2,976,714
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R2, 144A, 3 Month SOFR + 1.232% (Cap N/A, Floor 0.970%)	6.540(c)	04/17/31	2,980	2,963,377
CIFC Funding Ltd. (Cayman Islands),
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 0.000%)	6.628(c)	04/20/31	2,750	2,736,195
Guggenheim CLO STAT Ltd. (Cayman Islands),
Series 2022-01A, Class A1A, 144A, 3 Month SOFR + 2.590% (Cap N/A, Floor 2.590%)	7.941(c)	10/25/31	1,822	1,830,290
KKR CLO Ltd. (Cayman Islands),
Series 11, Class AR, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.442%)	6.750(c)	01/15/31	1,877	1,865,647
KKR Static CLO Ltd. (Cayman Islands),
Series 2022-02A, Class A1, 144A, 3 Month SOFR + 2.220% (Cap N/A, Floor 2.220%)	7.546(c)	10/20/31	1,770	1,770,646
Madison Park Funding Ltd. (Cayman Islands),
Series 2015-18A, Class ARR, 144A, 3 Month SOFR + 1.202% (Cap N/A, Floor 0.940%)	6.535(c)	10/21/30	2,462	2,442,647
OFSI BSL Ltd. (Cayman Islands),
Series 2023-12A, Class A1, 144A, 3 Month SOFR + 2.400% (Cap N/A, Floor 2.400%)	7.355(c)	01/20/35	2,250	2,260,039
Palmer Square Loan Funding Ltd. (Cayman Islands),
Series 2022-03A, Class A1A, 144A, 3 Month SOFR + 1.820% (Cap N/A, Floor 1.820%)	7.128(c)	04/15/31	3,574	3,587,996
Shackleton CLO Ltd. (Cayman Islands),
Series 2017-11A, Class AR, 144A, 3 Month LIBOR + 1.090% (Cap N/A, Floor 0.000%)	6.411(c)	08/15/30	2,309	2,282,085
Signal Peak CLO Ltd.,
Series 2018-05A, Class A, 144A, 3 Month SOFR + 1.372% (Cap N/A, Floor 1.110%)	6.723(c)	04/25/31	2,513	2,494,766

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    83

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

TSTAT Ltd. (Bermuda),
Series 2022-02A, Class A1, 144A, 3 Month SOFR + 2.370% (Cap N/A, Floor 2.370%)	7.696%(c)	01/20/31	2,138	$2,142,111
Voya CLO Ltd. (Cayman Islands),
Series 2013-02A, Class A1R, 144A, 3 Month SOFR + 1.232% (Cap N/A, Floor 0.970%)	6.583(c)	04/25/31	1,288	1,278,140
Series 2015-03A, Class A1R, 144A, 3 Month SOFR + 1.452% (Cap N/A, Floor 1.452%)	6.778(c)	10/20/31	4,000	3,987,011

TOTAL ASSET-BACKED SECURITIES (cost $40,068,301)				40,414,668

CONVERTIBLE BOND 0.0%

Telecommunications

Digicel Group Holdings Ltd. (Jamaica),
Sub. Notes, 144A, Cash coupon 7.000% or PIK N/A (original cost $5,338; purchased 03/21/23 - 04/03/23)(f) (cost $5,338)	7.000	08/16/23(oo)	36	3,985

CORPORATE BONDS 106.9%

Advertising 0.4%

CMG Media Corp.,
Gtd. Notes, 144A(aa)	8.875	12/15/27	2,565	2,002,271

Aerospace & Defense 3.2%

Boeing Co. (The),
Sr. Unsec’d. Notes(aa)	5.805	05/01/50	2,650	2,665,873
Sr. Unsec’d. Notes	5.930	05/01/60	750	749,834
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	6.000	02/15/28	1,550	1,457,000
Sr. Unsec’d. Notes, 144A	7.125	06/15/26	875	865,156
Sr. Unsec’d. Notes, 144A	7.500	03/15/25	768	768,000
Sr. Unsec’d. Notes, 144A	7.500	02/01/29	1,350	1,331,556
Sr. Unsec’d. Notes, 144A(aa)	7.875	04/15/27	3,040	3,028,600
Spirit AeroSystems, Inc.,
Sec’d. Notes, 144A	7.500	04/15/25	900	900,422

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Aerospace & Defense (cont’d.)

TransDigm UK Holdings PLC,
Gtd. Notes	6.875%	05/15/26	200	$198,000
TransDigm, Inc.,
Gtd. Notes	4.625	01/15/29	600	535,554
Gtd. Notes(aa)	5.500	11/15/27	1,825	1,728,158
Sr. Sec’d. Notes, 144A	6.250	03/15/26	600	597,184

				14,825,337

Agriculture 0.3%

Vector Group Ltd.,
Sr. Sec’d. Notes, 144A	5.750	02/01/29	1,350	1,174,981

Airlines 1.8%

American Airlines, Inc.,
Sr. Sec’d. Notes, 144A	7.250	02/15/28	350	347,295
Sr. Sec’d. Notes, 144A	11.750	07/15/25	725	799,219
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
Sr. Sec’d. Notes, 144A(aa)	5.500	04/20/26	1,329	1,305,481
Sr. Sec’d. Notes, 144A(aa)	5.750	04/20/29	1,425	1,375,125
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd.,
Sr. Sec’d. Notes, 144A	5.750	01/20/26	675	635,229
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A	4.375	04/15/26	1,080	1,022,960
Sr. Sec’d. Notes, 144A	4.625	04/15/29	830	752,462
VistaJet Malta Finance PLC/Vista Management Holding, Inc. (Switzerland),
Sr. Unsec’d. Notes, 144A	6.375	02/01/30	750	631,598
Sr. Unsec’d. Notes, 144A	7.875	05/01/27	1,100	1,017,156
Sr. Unsec’d. Notes, 144A	9.500	06/01/28	425	404,813

				8,291,338

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    85

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Apparel 0.4%

Kontoor Brands, Inc.,
Gtd. Notes, 144A	4.125%	11/15/29	275	$236,632
Wolverine World Wide, Inc.,
Gtd. Notes, 144A	4.000	08/15/29	1,825	1,433,109

				1,669,741

Auto Manufacturers 2.0%

Ford Motor Co.,
Sr. Unsec’d. Notes	3.250	02/12/32	725	572,887
Sr. Unsec’d. Notes(aa)	4.750	01/15/43	3,925	3,071,613
Sr. Unsec’d. Notes	5.291	12/08/46	1,450	1,195,807
Sr. Unsec’d. Notes	7.400	11/01/46	200	209,233
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	4.000	11/13/30	400	344,341
Sr. Unsec’d. Notes	5.584	03/18/24	310	308,042
Sr. Unsec’d. Notes	6.800	05/12/28	200	201,821
Sr. Unsec’d. Notes	6.950	03/06/26	375	378,694
Jaguar Land Rover Automotive PLC (United Kingdom),
Gtd. Notes, 144A	7.750	10/15/25	1,000	1,007,500
Nissan Motor Co. Ltd. (Japan),
Sr. Unsec’d. Notes, 144A	4.810	09/17/30	650	577,618
PM General Purchaser LLC,
Sr. Sec’d. Notes, 144A (original cost $1,380,563; purchased 09/21/20 - 06/15/21)(f)	9.500	10/01/28	1,325	1,300,100

				9,167,656

Auto Parts & Equipment 1.2%

Adient Global Holdings Ltd.,
Gtd. Notes, 144A	4.875	08/15/26	1,161	1,110,206
Sr. Sec’d. Notes, 144A	7.000	04/15/28	400	401,000
American Axle & Manufacturing, Inc.,
Gtd. Notes	6.250	03/15/26	271	264,448
Gtd. Notes(aa)	6.500	04/01/27	1,231	1,199,865
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A	5.750	04/15/25	250	245,950
Dana, Inc.,
Sr. Unsec’d. Notes	4.250	09/01/30	250	213,788
Sr. Unsec’d. Notes	4.500	02/15/32	600	502,043

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Parts & Equipment (cont’d.)

Dana, Inc., (cont’d.)
Sr. Unsec’d. Notes	5.375%	11/15/27	200	$191,693
Sr. Unsec’d. Notes	5.625	06/15/28	600	570,867
Titan International, Inc.,
Sr. Sec’d. Notes	7.000	04/30/28	950	915,132

				5,614,992

Banks 1.1%

Citigroup, Inc.,
Jr. Sub. Notes	3.875(ff)	02/18/26(oo)	625	543,451
Freedom Mortgage Corp.,
Sr. Unsec’d. Notes, 144A	7.625	05/01/26	550	503,149
Intesa Sanpaolo SpA (Italy),
Sub. Notes, 144A	4.198(ff)	06/01/32	2,200	1,690,040
Popular, Inc. (Puerto Rico),
Sr. Unsec’d. Notes	6.125	09/14/23	2,425	2,412,681

				5,149,321

Building Materials 2.1%

Camelot Return Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A	8.750	08/01/28	650	635,832
Cornerstone Building Brands, Inc.,
Gtd. Notes, 144A(aa)	6.125	01/15/29	1,100	908,893
Eco Material Technologies, Inc.,
Sr. Sec’d. Notes, 144A	7.875	01/31/27	600	577,359
Griffon Corp.,
Gtd. Notes	5.750	03/01/28	480	451,576
JELD-WEN, Inc.,
Gtd. Notes, 144A	4.625	12/15/25	926	910,146
Knife River Corp.,
Sr. Unsec’d. Notes, 144A	7.750	05/01/31	300	306,919
Masonite International Corp.,
Gtd. Notes, 144A	3.500	02/15/30	675	568,687
Gtd. Notes, 144A	5.375	02/01/28	105	100,013
MIWD Holdco II LLC/MIWD Finance Corp.,
Gtd. Notes, 144A	5.500	02/01/30	952	807,101
Smyrna Ready Mix Concrete LLC,
Sr. Sec’d. Notes, 144A	6.000	11/01/28	1,223	1,165,028

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    87

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Building Materials (cont’d.)

Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A	3.375%	01/15/31	400	$322,791
Sr. Unsec’d. Notes, 144A(aa)	4.375	07/15/30	1,300	1,129,854
Sr. Unsec’d. Notes, 144A	4.750	01/15/28	1,400	1,301,897
Sr. Unsec’d. Notes, 144A	5.000	02/15/27	320	306,049

				9,492,145

Chemicals 3.6%

Ashland, Inc.,
Sr. Unsec’d. Notes(aa)	6.875	05/15/43	2,125	2,126,058
ASP Unifrax Holdings, Inc.,
Sr. Sec’d. Notes, 144A	5.250	09/30/28	325	241,609
Sr. Unsec’d. Notes, 144A	7.500	09/30/29	225	130,845
Avient Corp.,
Sr. Unsec’d. Notes, 144A	5.750	05/15/25	870	859,606
Chemours Co. (The),
Gtd. Notes, 144A	4.625	11/15/29	800	677,825
Gtd. Notes, 144A	5.750	11/15/28	620	572,259
Cornerstone Chemical Co.,
Sr. Sec’d. Notes, 144A, Cash coupon 8.250% and PIK 2.000% (original cost $1,791,655; purchased 03/19/19)(f)	10.250	09/01/27	1,820	1,594,891
Iris Holding, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	10.000	12/15/28	1,100	866,460
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A(aa)	4.875	06/01/24	1,315	1,282,125
Olympus Water US Holding Corp.,
Sr. Sec’d. Notes, 144A	4.250	10/01/28	625	502,464
Sr. Sec’d. Notes, 144A	9.750	11/15/28	925	894,729
Rain CII Carbon LLC/CII Carbon Corp.,
Sec’d. Notes, 144A	7.250	04/01/25	1,590	1,581,577
SK Invictus Intermediate II Sarl,
Sr. Sec’d. Notes, 144A	5.000	10/30/29	1,195	947,037
SPCM SA (France),
Sr. Unsec’d. Notes, 144A	3.375	03/15/30	450	372,375
TPC Group, Inc.,
Sr. Sec’d. Notes, 144A	13.000	12/16/27	1,009	1,011,847
Tronox, Inc.,
Gtd. Notes, 144A	4.625	03/15/29	1,565	1,296,719

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chemicals (cont’d.)

Valvoline, Inc.,
Sr. Unsec’d. Notes, 144A	3.625%	06/15/31	400	$329,628
Venator Finance Sarl/Venator Materials LLC,
Gtd. Notes, 144A	5.750	07/15/25(d)	2,327	69,810
Sr. Sec’d. Notes, 144A	9.500	07/01/25(d)	1,040	811,200
WR Grace Holdings LLC,
Sr. Sec’d. Notes, 144A	7.375	03/01/31	175	175,082

				16,344,146

Coal 0.2%

Conuma Resources Ltd. (Canada),
Sr. Sec’d. Notes, 144A	13.125	05/01/28	700	659,750
Coronado Finance Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A	10.750	05/15/26	400	412,820

				1,072,570

Commercial Services 6.6%

Adtalem Global Education, Inc.,
Sr. Sec’d. Notes, 144A	5.500	03/01/28	759	707,720
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625	07/15/26	430	411,127
Sr. Unsec’d. Notes, 144A(aa)	6.000	06/01/29	1,150	878,738
Sr. Unsec’d. Notes, 144A(aa)	9.750	07/15/27	3,875	3,555,214
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl,
Sr. Sec’d. Notes, 144A	4.625	06/01/28	860	731,000
Sr. Sec’d. Notes, 144A	4.625	06/01/28	1,315	1,111,175
Alta Equipment Group, Inc.,
Sec’d. Notes, 144A	5.625	04/15/26	500	467,834
AMN Healthcare, Inc.,
Gtd. Notes, 144A	4.000	04/15/29	825	732,612
Gtd. Notes, 144A	4.625	10/01/27	400	375,924
APi Group DE, Inc.,
Gtd. Notes, 144A	4.750	10/15/29	325	289,320
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes, 144A(aa)	4.750	04/01/28	1,295	1,175,022

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    89

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Commercial Services (cont’d.)

Avis Budget Finance PLC,
Gtd. Notes	4.750%	01/30/26	EUR	275	$296,858
Brink’s Co. (The),
Gtd. Notes, 144A	4.625	10/15/27		375	352,533
Gtd. Notes, 144A(aa)	5.500	07/15/25		200	197,972
Carriage Services, Inc.,
Gtd. Notes, 144A	4.250	05/15/29		200	173,294
Gartner, Inc.,
Gtd. Notes, 144A	3.625	06/15/29		425	375,355
Gtd. Notes, 144A	3.750	10/01/30		325	283,533
Herc Holdings, Inc.,
Gtd. Notes, 144A	5.500	07/15/27		441	423,650
Hertz Corp. (The),
Gtd. Notes, 144A	4.625	12/01/26		475	429,356
Gtd. Notes, 144A	5.000	12/01/29		525	433,651
Metis Merger Sub LLC,
Sr. Unsec’d. Notes, 144A(aa)	6.500	05/15/29		2,750	2,332,594
MPH Acquisition Holdings LLC,
Sr. Sec’d. Notes, 144A(aa)	5.500	09/01/28		2,075	1,808,703
NESCO Holdings II, Inc.,
Sec’d. Notes, 144A	5.500	04/15/29		900	819,752
Service Corp. International,
Sr. Unsec’d. Notes	3.375	08/15/30		1,050	875,492
United Rentals North America, Inc.,
Gtd. Notes	3.750	01/15/32		575	486,816
Gtd. Notes	4.000	07/15/30		150	132,640
Gtd. Notes(aa)	4.875	01/15/28		5,720	5,453,024
Verscend Escrow Corp.,
Sr. Unsec’d. Notes, 144A(aa)	9.750	08/15/26		4,825	4,829,512

					30,140,421

Computers 1.0%

CA Magnum Holdings (India),
Sr. Sec’d. Notes, 144A	5.375	10/31/26		225	206,438
McAfee Corp.,
Sr. Unsec’d. Notes, 144A(aa)	7.375	02/15/30		1,130	976,653
NCR Corp.,
Gtd. Notes, 144A	5.000	10/01/28		550	498,434
Gtd. Notes, 144A	5.125	04/15/29		425	380,359

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Computers (cont’d.)

NCR Corp., (cont’d.)
Gtd. Notes, 144A	5.250%	10/01/30	350	$309,588
Gtd. Notes, 144A(aa)	5.750	09/01/27	1,000	1,007,063
Gtd. Notes, 144A	6.125	09/01/29	250	254,084
Tempo Acquisition LLC/Tempo Acquisition Finance Corp.,
Sr. Sec’d. Notes, 144A	5.750	06/01/25	875	881,475

				4,514,094

Distribution/Wholesale 0.7%

H&E Equipment Services, Inc.,
Gtd. Notes, 144A	3.875	12/15/28	2,250	1,974,885
Ritchie Bros Holdings, Inc. (Canada),
Gtd. Notes, 144A	7.750	03/15/31	450	468,967
Sr. Sec’d. Notes, 144A	6.750	03/15/28	150	151,875
Windsor Holdings III LLC,
Sr. Sec’d. Notes, 144A	8.500	06/15/30	750	754,182

				3,349,909

Diversified Financial Services 3.9%

Bread Financial Holdings, Inc.,
Gtd. Notes, 144A	4.750	12/15/24	1,075	1,048,896
goeasy Ltd. (Canada),
Gtd. Notes, 144A	4.375	05/01/26	525	476,978
Jefferies Finance LLC/JFIN Co-Issuer Corp.,
Sr. Unsec’d. Notes, 144A	5.000	08/15/28	1,525	1,301,904
LD Holdings Group LLC,
Gtd. Notes, 144A	6.125	04/01/28	975	639,294
LFS Topco LLC,
Gtd. Notes, 144A	5.875	10/15/26	875	780,682
LPL Holdings, Inc.,
Gtd. Notes, 144A	4.000	03/15/29	300	268,958
Gtd. Notes, 144A	4.375	05/15/31	100	88,130
Macquarie Airfinance Holdings Ltd. (United Kingdom),
Sr. Unsec’d. Notes, 144A	8.375	05/01/28	200	202,998
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A	5.125	12/15/30	1,075	909,806
Gtd. Notes, 144A(aa)	5.500	08/15/28	2,420	2,193,935

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    91

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)

Nationstar Mortgage Holdings, Inc., (cont’d.)
Gtd. Notes, 144A(aa)	6.000%	01/15/27	1,725	$1,649,389
Navient Corp.,
Sr. Unsec’d. Notes	5.500	03/15/29	1,800	1,551,024
Sr. Unsec’d. Notes	9.375	07/25/30	300	302,016
OneMain Finance Corp.,
Gtd. Notes	3.875	09/15/28	350	288,094
Gtd. Notes	6.875	03/15/25	125	124,508
Gtd. Notes(aa)	7.125	03/15/26	3,748	3,711,635
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A	4.250	02/15/29	575	475,036
Gtd. Notes, 144A	5.375	10/15/25	800	764,615
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.,
Gtd. Notes, 144A	3.625	03/01/29	200	170,301
Gtd. Notes, 144A	3.875	03/01/31	50	41,157
Gtd. Notes, 144A	4.000	10/15/33	1,175	937,650

				17,927,006

Electric 4.9%

Calpine Corp.,
Sr. Sec’d. Notes, 144A	4.500	02/15/28	450	413,391
Sr. Unsec’d. Notes, 144A(aa)	4.625	02/01/29	2,025	1,745,082
Sr. Unsec’d. Notes, 144A	5.000	02/01/31	875	735,989
Sr. Unsec’d. Notes, 144A(aa)	5.125	03/15/28	5,950	5,395,612
Keystone Power Pass-Through Holders LLC/Conemaugh Power Pass-Through Holders,
Sub. Notes, 144A, Cash coupon 13.000% or PIK N/A	13.000	06/01/24	252	163,833
NRG Energy, Inc.,
Gtd. Notes(aa)	5.750	01/15/28	2,975	2,833,135
Gtd. Notes, 144A	3.375	02/15/29	150	124,105
Gtd. Notes, 144A	3.625	02/15/31	700	549,226
Gtd. Notes, 144A	3.875	02/15/32	625	483,437
Gtd. Notes, 144A	5.250	06/15/29	650	586,347
Jr. Sub. Notes, 144A	10.250(ff)	03/15/28(oo)	1,050	1,020,807
PG&E Corp.,
Sr. Sec’d. Notes	5.250	07/01/30	1,310	1,179,925
Vistra Corp.,
Jr. Sub. Notes, 144A	7.000(ff)	12/15/26(oo)	125	112,632
Jr. Sub. Notes, 144A	8.000(ff)	10/15/26(oo)	400	380,469

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

Vistra Operations Co. LLC,
Gtd. Notes, 144A	4.375%	05/01/29		1,075	$949,056
Gtd. Notes, 144A	5.000	07/31/27		325	305,780
Gtd. Notes, 144A(aa)	5.625	02/15/27		5,550	5,366,538

					22,345,364

Electrical Components & Equipment 0.6%

Energizer Gamma Acquisition BV,
Gtd. Notes	3.500	06/30/29	EUR	100	89,659
Energizer Holdings, Inc.,
Gtd. Notes, 144A	4.375	03/31/29		750	651,069
Gtd. Notes, 144A	4.750	06/15/28		350	314,068
WESCO Distribution, Inc.,
Gtd. Notes, 144A	7.125	06/15/25		600	606,810
Gtd. Notes, 144A(aa)	7.250	06/15/28		1,130	1,153,764

					2,815,370

Electronics 0.4%

Likewize Corp.,
Sr. Sec’d. Notes, 144A (original cost $1,544,400; purchased 10/08/20 - 06/21/22)(f)	9.750	10/15/25		1,515	1,465,898
Sensata Technologies, Inc.,
Gtd. Notes, 144A	3.750	02/15/31		260	219,551

					1,685,449

Engineering & Construction 0.3%

AECOM,
Gtd. Notes	5.125	03/15/27		305	294,380
Brand Industrial Services, Inc.,
Sr. Sec’d. Notes, 144A	10.375	08/01/30		350	356,782
TopBuild Corp.,
Gtd. Notes, 144A	3.625	03/15/29		500	439,741
Gtd. Notes, 144A	4.125	02/15/32		425	364,971

					1,455,874

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    93

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Entertainment 3.4%

AMC Entertainment Holdings, Inc.,
Sec’d. Notes, 144A, Cash coupon 10.000% or PIK 12.000% or Cash coupon 5.000% and PIK 6.000%	10.000%	06/15/26	283	$195,020
Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A	6.250	07/01/25	2,035	2,021,949
Sr. Sec’d. Notes, 144A	7.000	02/15/30	1,575	1,590,742
Sr. Unsec’d. Notes, 144A	4.625	10/15/29	275	242,065
CCM Merger, Inc.,
Sr. Unsec’d. Notes, 144A	6.375	05/01/26	275	267,856
CDI Escrow Issuer, Inc.,
Sr. Unsec’d. Notes, 144A	5.750	04/01/30	275	255,443
Churchill Downs, Inc.,
Gtd. Notes, 144A	6.750	05/01/31	275	268,786
Everi Holdings, Inc.,
Gtd. Notes, 144A	5.000	07/15/29	100	88,555
Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	7.625	04/15/26	2,100	2,100,529
International Game Technology PLC,
Sr. Sec’d. Notes, 144A	4.125	04/15/26	300	284,250
Sr. Sec’d. Notes, 144A	6.250	01/15/27	350	349,125
Sr. Sec’d. Notes, 144A	6.500	02/15/25	860	858,538
Jacobs Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	6.750	02/15/29	650	593,725
Sr. Unsec’d. Notes, 144A	6.750	02/15/29	525	466,687
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp.,
Sr. Sec’d. Notes, 144A	4.875	05/01/29	825	732,876
Motion Bondco DAC (United Kingdom),
Gtd. Notes, 144A	6.625	11/15/27	344	316,573
Penn Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	4.125	07/01/29	675	557,859
Sr. Unsec’d. Notes, 144A(aa)	5.625	01/15/27	2,080	1,963,287
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.,
Gtd. Notes, 144A	5.875	09/01/31	1,100	812,495

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Entertainment (cont’d.)

Scientific Games Holdings LP/Scientific Games US FinCo, Inc.,
Sr. Unsec’d. Notes, 144A	6.625%	03/01/30	825	$731,448
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A(aa)	5.125	10/01/29	1,110	1,005,743

				15,703,551

Environmental Control 0.5%

Covanta Holding Corp.,
Gtd. Notes	5.000	09/01/30	175	153,202
Gtd. Notes, 144A	4.875	12/01/29	350	311,041
GFL Environmental, Inc. (Canada),
Gtd. Notes, 144A	4.000	08/01/28	275	246,125
Gtd. Notes, 144A	4.375	08/15/29	1,625	1,460,469
Gtd. Notes, 144A	4.750	06/15/29	50	45,474

				2,216,311

Foods 2.8%

Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A	3.500	03/15/29	1,060	922,486
Gtd. Notes, 144A	4.875	02/15/30	175	160,985
B&G Foods, Inc.,
Gtd. Notes(aa)	5.250	09/15/27	2,700	2,326,566
C&S Group Enterprises LLC,
Gtd. Notes, 144A	5.000	12/15/28	875	683,400
Chobani LLC/Chobani Finance Corp., Inc.,
Gtd. Notes, 144A	7.500	04/15/25	500	500,349
Sr. Sec’d. Notes, 144A	4.625	11/15/28	50	45,575
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes, 144A	3.750	12/01/31	525	445,199
Gtd. Notes, 144A	5.500	01/15/30	900	870,326
Kraft Heinz Foods Co.,
Gtd. Notes	4.375	06/01/46	1,175	997,183
Gtd. Notes	5.000	07/15/35	235	232,050
Gtd. Notes	5.200	07/15/45	300	283,831

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    95

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Foods (cont’d.)

Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A	4.125%	01/31/30		225	$198,569
Market Bidco Finco PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	5.500	11/04/27	GBP	150	150,306
Pilgrim’s Pride Corp.,
Gtd. Notes	3.500	03/01/32		375	302,955
Gtd. Notes, 144A	5.875	09/30/27		2,300	2,272,364
Post Holdings, Inc.,
Gtd. Notes, 144A	4.625	04/15/30		1,075	947,607
Gtd. Notes, 144A	5.500	12/15/29		425	394,612
Sr. Unsec’d. Notes, 144A	4.500	09/15/31		1,400	1,192,683

					12,927,046

Gas 0.4%

AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.500	05/20/25		25	24,232
Sr. Unsec’d. Notes(aa)	5.750	05/20/27		1,800	1,644,014
Sr. Unsec’d. Notes	5.875	08/20/26		325	306,118

					1,974,364

Healthcare-Products 1.0%

Embecta Corp.,
Sr. Sec’d. Notes, 144A	5.000	02/15/30		850	701,372
Sr. Sec’d. Notes, 144A	6.750	02/15/30		225	198,311
Medline Borrower LP,
Sr. Sec’d. Notes, 144A(aa)	3.875	04/01/29		2,025	1,774,409
Sr. Unsec’d. Notes, 144A	5.250	10/01/29		2,025	1,798,074

					4,472,166

Healthcare-Services 3.9%

DaVita, Inc.,
Gtd. Notes, 144A	3.750	02/15/31		1,725	1,378,630
Gtd. Notes, 144A(aa)	4.625	06/01/30		2,925	2,497,694
Legacy LifePoint Health LLC,
Sr. Sec’d. Notes, 144A	4.375	02/15/27		550	474,514
LifePoint Health, Inc.,
Gtd. Notes, 144A	5.375	01/15/29		925	654,893

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)

Prime Healthcare Services, Inc.,
Sr. Sec’d. Notes, 144A(aa)	7.250%	11/01/25	1,800	$1,715,271
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.,
Gtd. Notes, 144A(aa)	9.750	12/01/26	3,400	3,187,382
Tenet Healthcare Corp.,
Sr. Sec’d. Notes(aa)	4.250	06/01/29	1,925	1,725,110
Sr. Sec’d. Notes(aa)	4.375	01/15/30	4,825	4,305,646
Sr. Unsec’d. Notes(aa)	6.875	11/15/31	2,025	2,026,878

				17,966,018

Home Builders 5.3%

Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A	4.625	08/01/29	825	713,860
Sr. Unsec’d. Notes, 144A	4.625	04/01/30	625	535,118
Beazer Homes USA, Inc.,
Gtd. Notes	5.875	10/15/27	1,200	1,159,413
Gtd. Notes(aa)	7.250	10/15/29	1,775	1,745,943
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A	4.875	02/15/30	1,875	1,514,062
Gtd. Notes, 144A	6.250	09/15/27	40	36,955
Sr. Unsec’d. Notes, 144A	5.000	06/15/29	400	331,000
Century Communities, Inc.,
Gtd. Notes(aa)	6.750	06/01/27	1,725	1,731,471
Empire Communities Corp. (Canada),
Sr. Unsec’d. Notes, 144A	7.000	12/15/25	275	264,000
Forestar Group, Inc.,
Gtd. Notes, 144A	3.850	05/15/26	450	418,412
Gtd. Notes, 144A(aa)	5.000	03/01/28	1,200	1,116,195
KB Home,
Gtd. Notes	4.800	11/15/29	1,000	924,731
Gtd. Notes	6.875	06/15/27	1,225	1,249,936
Lennar Corp.,
Gtd. Notes(aa)	5.000	06/15/27	1,250	1,234,507
M/I Homes, Inc.,
Gtd. Notes	3.950	02/15/30	375	326,950
Gtd. Notes	4.950	02/01/28	475	449,006

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    97

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Home Builders (cont’d.)

Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A(aa)	4.625%	03/01/30	1,333	$1,166,242
Sr. Unsec’d. Notes, 144A(aa)	5.250	12/15/27	1,075	1,016,305
Meritage Homes Corp.,
Gtd. Notes	5.125	06/06/27	1,775	1,717,238
Shea Homes LP/Shea Homes Funding Corp.,
Sr. Unsec’d. Notes	4.750	02/15/28	1,293	1,178,197
Sr. Unsec’d. Notes	4.750	04/01/29	475	421,752
STL Holding Co. LLC,
Sr. Unsec’d. Notes, 144A	7.500	02/15/26	925	858,356
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	5.750	01/15/28	450	438,190
Sr. Unsec’d. Notes, 144A	5.125	08/01/30	630	588,165
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.,
Gtd. Notes, 144A	5.625	03/01/24	1,523	1,515,385
Tri Pointe Homes, Inc.,
Gtd. Notes	5.700	06/15/28	1,555	1,493,573

				24,144,962

Home Furnishings 0.0%

Tempur Sealy International, Inc.,
Gtd. Notes, 144A	4.000	04/15/29	200	173,543

Household Products/Wares 0.4%

ACCO Brands Corp.,
Gtd. Notes, 144A(aa)	4.250	03/15/29	1,075	923,238
Central Garden & Pet Co.,
Gtd. Notes, 144A	4.125	04/30/31	100	83,663
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. (Canada),
Gtd. Notes, 144A	7.000	12/31/27	800	702,000
Sr. Sec’d. Notes, 144A	5.000	12/31/26	175	162,750
Spectrum Brands, Inc.,
Gtd. Notes, 144A	3.875	03/15/31	200	165,060

				2,036,711

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Housewares 0.6%

Scotts Miracle-Gro Co. (The),
Gtd. Notes	4.000%	04/01/31	1,500	$1,214,895
Gtd. Notes	4.375	02/01/32	725	590,125
SWF Escrow Issuer Corp.,
Sr. Unsec’d. Notes, 144A(aa)	6.500	10/01/29	1,675	1,038,538

				2,843,558

Insurance 0.2%

BroadStreet Partners, Inc.,
Sr. Unsec’d. Notes, 144A	5.875	04/15/29	875	780,236

Internet 1.4%

Cablevision Lightpath LLC,
Sr. Sec’d. Notes, 144A(aa)	3.875	09/15/27	1,925	1,604,915
Sr. Unsec’d. Notes, 144A	5.625	09/15/28	625	479,402
Gen Digital, Inc.,
Sr. Unsec’d. Notes, 144A	5.000	04/15/25	3,000	2,957,907
Go Daddy Operating Co. LLC/GD Finance Co., Inc.,
Gtd. Notes, 144A	3.500	03/01/29	525	451,787
Gtd. Notes, 144A	5.250	12/01/27	1,165	1,118,472

				6,612,483

Iron/Steel 0.6%

Big River Steel LLC/BRS Finance Corp.,
Sr. Sec’d. Notes, 144A(aa)	6.625	01/31/29	1,709	1,701,575
Cleveland-Cliffs, Inc.,
Gtd. Notes, 144A	6.750	04/15/30	700	681,569
Commercial Metals Co.,
Sr. Unsec’d. Notes	4.125	01/15/30	175	157,113
Sr. Unsec’d. Notes	4.375	03/15/32	300	261,507

				2,801,764

Leisure Time 3.2%

Carnival Corp.,
Gtd. Notes, 144A	5.750	03/01/27	2,525	2,335,625
Gtd. Notes, 144A	7.625	03/01/26	1,175	1,155,906
Gtd. Notes, 144A	10.500	06/01/30	200	211,143

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    99

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Leisure Time (cont’d.)

Lindblad Expeditions Holdings, Inc.,
Sr. Sec’d. Notes, 144A	9.000%	05/15/28	525	$541,268
NCL Corp. Ltd.,
Gtd. Notes, 144A	5.875	03/15/26	1,900	1,795,500
Sr. Sec’d. Notes, 144A	8.375	02/01/28	1,150	1,197,437
Sr. Unsec’d. Notes, 144A	7.750	02/15/29	400	382,000
Royal Caribbean Cruises Ltd.,
Gtd. Notes, 144A	7.250	01/15/30	750	757,500
Gtd. Notes, 144A	9.250	01/15/29	325	344,861
Sr. Sec’d. Notes, 144A	8.250	01/15/29	1,125	1,172,813
Sr. Unsec’d. Notes, 144A	5.375	07/15/27	500	474,120
Sr. Unsec’d. Notes, 144A	5.500	04/01/28	1,200	1,131,000
Sr. Unsec’d. Notes, 144A	11.625	08/15/27	825	898,237
Viking Cruises Ltd.,
Gtd. Notes, 144A	5.875	09/15/27	1,225	1,140,463
Viking Ocean Cruises Ship VII Ltd.,
Sr. Sec’d. Notes, 144A	5.625	02/15/29	1,200	1,107,000
Vista Outdoor, Inc.,
Gtd. Notes, 144A	4.500	03/15/29	225	191,430

				14,836,303

Lodging 1.8%

Hilton Domestic Operating Co., Inc.,
Gtd. Notes, 144A	3.625	02/15/32	900	754,709
Gtd. Notes, 144A	4.000	05/01/31	275	239,933
MGM Resorts International,
Gtd. Notes	4.625	09/01/26	275	260,740
Gtd. Notes(aa)	5.500	04/15/27	1,061	1,022,750
Gtd. Notes	5.750	06/15/25	50	49,392
Gtd. Notes(aa)	6.750	05/01/25	1,910	1,917,712
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp.,
Sr. Sec’d. Notes, 144A	5.875	05/15/25	625	602,279
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A	5.125	12/15/29	1,325	1,111,304
Sr. Unsec’d. Notes, 144A	5.500	10/01/27	550	497,063
Sr. Unsec’d. Notes, 144A	5.625	08/26/28	2,125	1,891,250

				8,347,132

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Machinery-Construction & Mining 0.2%

Terex Corp.,
Gtd. Notes, 144A	5.000%	05/15/29	725	$674,400

Machinery-Diversified 1.0%

Chart Industries, Inc.,
Gtd. Notes, 144A	9.500	01/01/31	400	431,402
Sr. Sec’d. Notes, 144A	7.500	01/01/30	750	769,483
GrafTech Finance, Inc.,
Sr. Sec’d. Notes, 144A	4.625	12/15/28	975	810,153
Maxim Crane Works Holdings Capital LLC,
Sec’d. Notes, 144A (original cost $1,935,175; purchased 11/06/18 - 10/08/19)(aa)(f)	10.125	08/01/24	1,815	1,822,206
TK Elevator US Newco, Inc. (Germany),
Sr. Sec’d. Notes, 144A	5.250	07/15/27	625	582,813

				4,416,057

Media 8.9%

AMC Networks, Inc.,
Gtd. Notes(aa)	5.000	04/01/24	1,300	1,279,306
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes	4.500	05/01/32	1,850	1,508,103
Sr. Unsec’d. Notes, 144A(aa)	4.250	02/01/31	5,600	4,597,382
Sr. Unsec’d. Notes, 144A	4.500	06/01/33	700	554,402
Sr. Unsec’d. Notes, 144A(aa)	4.750	03/01/30	2,900	2,509,834
Sr. Unsec’d. Notes, 144A	5.000	02/01/28	1,000	924,456
Sr. Unsec’d. Notes, 144A	5.125	05/01/27	75	70,361
Sr. Unsec’d. Notes, 144A	5.500	05/01/26	375	365,937
CSC Holdings LLC,
Gtd. Notes, 144A	3.375	02/15/31	1,175	811,299
Gtd. Notes, 144A(aa)	4.125	12/01/30	775	560,329
Gtd. Notes, 144A	6.500	02/01/29	1,200	1,019,424
Sr. Unsec’d. Notes, 144A(aa)	4.625	12/01/30	4,875	2,459,078
Sr. Unsec’d. Notes, 144A(aa)	5.750	01/15/30	2,550	1,321,767
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A (original cost $5,393,891; purchased 07/18/19 - 11/18/21)(f)	6.625	08/15/27(d)	6,595	191,362
Sec’d. Notes, 144A (original cost $3,277,261; purchased 07/18/19 - 08/30/22)(f)	5.375	08/15/26(d)	6,090	189,229

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    101

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media (cont’d.)

DISH DBS Corp.,
Gtd. Notes	5.125%	06/01/29	1,840	$927,610
Gtd. Notes	7.375	07/01/28	1,065	598,596
Gtd. Notes(aa)	7.750	07/01/26	5,015	3,243,890
DISH Network Corp.,
Sr. Sec’d. Notes, 144A	11.750	11/15/27	1,875	1,887,353
Gray Television, Inc.,
Gtd. Notes, 144A	5.875	07/15/26	805	725,917
Gtd. Notes, 144A	7.000	05/15/27	1,625	1,406,056
iHeartCommunications, Inc.,
Sr. Sec’d. Notes	6.375	05/01/26	1,421	1,229,969
Midcontinent Communications/Midcontinent Finance Corp.,
Gtd. Notes, 144A	5.375	08/15/27	1,040	986,186
News Corp.,
Sr. Unsec’d. Notes, 144A	3.875	05/15/29	325	286,719
Nexstar Media, Inc.,
Gtd. Notes, 144A	4.750	11/01/28	150	132,277
Gtd. Notes, 144A	5.625	07/15/27	984	926,453
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Sec’d. Notes, 144A	4.500	09/15/26	610	495,536
Sr. Unsec’d. Notes, 144A(aa)	6.500	09/15/28	3,680	2,225,675
Sinclair Television Group, Inc.,
Gtd. Notes, 144A	5.125	02/15/27	1,445	1,212,246
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A	4.500	05/01/29	400	347,143
Sr. Sec’d. Notes, 144A(aa)	5.125	02/15/25	2,300	2,264,205
Sr. Sec’d. Notes, 144A(aa)	6.625	06/01/27	2,135	2,076,946
VZ Secured Financing BV (Netherlands),
Sr. Sec’d. Notes, 144A	5.000	01/15/32	1,800	1,457,438

				40,792,484

Metal Fabricate/Hardware 0.1%

Roller Bearing Co. of America, Inc.,
Sr. Unsec’d. Notes, 144A	4.375	10/15/29	525	467,975

Mining 2.2%

Arsenal AIC Parent LLC,
Sr. Sec’d. Notes, 144A	8.000	10/01/30	275	280,500

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Mining (cont’d.)

Eldorado Gold Corp. (Turkey),
Sr. Unsec’d. Notes, 144A	6.250%	09/01/29	1,425	$1,280,704
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A(aa)	7.500	04/01/25	2,804	2,789,784
Gtd. Notes, 144A	8.625	06/01/31	700	716,625
Hecla Mining Co.,
Gtd. Notes(aa)	7.250	02/15/28	700	693,356
Hudbay Minerals, Inc. (Canada),
Gtd. Notes, 144A	4.500	04/01/26	900	852,750
Gtd. Notes, 144A	6.125	04/01/29	1,270	1,216,025
New Gold, Inc. (Canada),
Gtd. Notes, 144A	7.500	07/15/27	1,245	1,189,598
Novelis Corp.,
Gtd. Notes, 144A	3.875	08/15/31	800	669,541
Gtd. Notes, 144A	4.750	01/30/30	275	246,926

				9,935,809

Miscellaneous Manufacturing 0.5%

Amsted Industries, Inc.,
Gtd. Notes, 144A(aa)	5.625	07/01/27	1,075	1,045,193
Sr. Unsec’d. Notes, 144A(aa)	4.625	05/15/30	785	699,138
Trinity Industries, Inc.,
Gtd. Notes, 144A	7.750	07/15/28	550	560,997

				2,305,328

Office/Business Equipment 0.1%

CDW LLC/CDW Finance Corp.,
Gtd. Notes	3.250	02/15/29	685	596,965

Oil & Gas 8.4%

Aethon United BR LP/Aethon United Finance Corp.,
Sr. Unsec’d. Notes, 144A	8.250	02/15/26	600	597,474
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.,
Gtd. Notes^	7.875	12/15/24(d)	5,325	37,275
Antero Resources Corp.,
Gtd. Notes, 144A	5.375	03/01/30	775	722,250
Gtd. Notes, 144A	7.625	02/01/29	979	1,002,778

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    103

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A	7.000%	11/01/26	25	$24,458
Gtd. Notes, 144A	9.000	11/01/27	527	658,982
Sr. Unsec’d. Notes, 144A(aa)	8.250	12/31/28	2,392	2,378,005
Athabasca Oil Corp. (Canada),
Sec’d. Notes, 144A(aa)	9.750	11/01/26	1,700	1,757,375
Chesapeake Energy Corp.,
Gtd. Notes, 144A (original cost $375,000; purchased 02/02/21)(f)	5.500	02/01/26	375	368,295
Gtd. Notes, 144A (original cost $733,197; purchased 02/02/21 - 01/06/23)(f)	5.875	02/01/29	750	717,228
Gtd. Notes, 144A (original cost $657,625; purchased 06/25/21 - 09/08/21)(f)	6.750	04/15/29	625	621,821
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A	7.000	06/15/25	1,175	1,160,923
Civitas Resources, Inc.,
Gtd. Notes, 144A	8.375	07/01/28	725	745,831
CNX Resources Corp.,
Gtd. Notes, 144A	7.250	03/14/27	1,525	1,523,435
Comstock Resources, Inc.,
Gtd. Notes, 144A	5.875	01/15/30	600	531,176
Gtd. Notes, 144A	6.750	03/01/29	975	909,780
Crescent Energy Finance LLC,
Gtd. Notes, 144A	9.250	02/15/28	775	788,406
CrownRock LP/CrownRock Finance, Inc.,
Sr. Unsec’d. Notes, 144A	5.000	05/01/29	500	470,438
Sr. Unsec’d. Notes, 144A	5.625	10/15/25	575	567,647
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	5.750	01/30/28	1,100	1,072,618
EQT Corp.,
Sr. Unsec’d. Notes	5.000	01/15/29	250	237,153
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A	5.750	02/01/29	275	254,653
Sr. Unsec’d. Notes, 144A	6.000	04/15/30	850	784,536
Sr. Unsec’d. Notes, 144A	6.000	02/01/31	625	569,248
Sr. Unsec’d. Notes, 144A(aa)	6.250	11/01/28	1,808	1,730,694
Sr. Unsec’d. Notes, 144A	6.250	04/15/32	750	683,055
MEG Energy Corp. (Canada),
Gtd. Notes, 144A	5.875	02/01/29	525	501,375

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

MEG Energy Corp. (Canada), (cont’d.)
Gtd. Notes, 144A	7.125%	02/01/27	2,302	$2,333,653
Nabors Industries Ltd.,
Gtd. Notes, 144A	7.250	01/15/26	975	936,000
Gtd. Notes, 144A	7.500	01/15/28	1,325	1,219,000
Nabors Industries, Inc.,
Gtd. Notes(aa)	5.750	02/01/25	1,400	1,372,000
Gtd. Notes, 144A	7.375	05/15/27	50	48,870
Noble Finance II LLC,
Gtd. Notes, 144A	8.000	04/15/30	200	206,007
Parkland Corp. (Canada),
Gtd. Notes, 144A	4.500	10/01/29	525	462,656
Gtd. Notes, 144A	4.625	05/01/30	1,325	1,162,025
Precision Drilling Corp. (Canada),
Gtd. Notes, 144A	6.875	01/15/29	275	258,437
Gtd. Notes, 144A(aa)	7.125	01/15/26	1,210	1,200,925
Range Resources Corp.,
Gtd. Notes	4.875	05/15/25	100	98,090
Gtd. Notes, 144A	4.750	02/15/30	575	529,040
Southwestern Energy Co.,
Gtd. Notes	4.750	02/01/32	1,300	1,155,902
Gtd. Notes	5.375	02/01/29	375	354,286
Gtd. Notes(aa)	5.375	03/15/30	1,900	1,777,469
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes	4.500	05/15/29	1,630	1,465,907
Gtd. Notes	4.500	04/30/30	700	622,049
Transocean, Inc.,
Gtd. Notes, 144A	7.500	01/15/26	1,400	1,375,500
Gtd. Notes, 144A	8.000	02/01/27	100	96,125
Valaris Ltd.,
Sec’d. Notes, 144A	8.375	04/30/30	350	357,000

				38,447,850

Packaging & Containers 2.4%

ARD Finance SA (Luxembourg),
Sr. Sec’d. Notes, 144A, Cash coupon 6.500% or PIK 7.250%(aa)	6.500	06/30/27	1,066	866,507

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    105

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Packaging & Containers (cont’d.)

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
Sr. Unsec’d. Notes, 144A	5.250%	08/15/27	475	$408,500
Graham Packaging Co., Inc.,
Gtd. Notes, 144A(aa)	7.125	08/15/28	1,360	1,191,872
Graphic Packaging International LLC,
Gtd. Notes	4.125	08/15/24	300	293,970
Intelligent Packaging Holdco Issuer LP (Canada),
Sr. Unsec’d. Notes, 144A, Cash coupon 9.000% or PIK 9.750%	9.000	01/15/26	300	231,000
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC (Canada),
Sr. Sec’d. Notes, 144A	6.000	09/15/28	1,184	1,047,757
LABL, Inc.,
Sr. Sec’d. Notes, 144A	5.875	11/01/28	425	389,429
Sr. Sec’d. Notes, 144A	6.750	07/15/26	250	245,617
Sr. Sec’d. Notes, 144A	9.500	11/01/28	200	204,954
Sr. Unsec’d. Notes, 144A(aa)	8.250	11/01/29	950	791,099
Sr. Unsec’d. Notes, 144A	10.500	07/15/27	750	714,482
Mauser Packaging Solutions Holding Co.,
Sr. Sec’d. Notes, 144A	7.875	08/15/26	650	648,182
OI European Group BV,
Gtd. Notes, 144A	4.750	02/15/30	400	363,000
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A	6.375	08/15/25	500	500,817
Gtd. Notes, 144A	6.625	05/13/27	230	229,139
Gtd. Notes, 144A	7.250	05/15/31	400	406,819
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc.,
Sr. Sec’d. Notes, 144A	4.375	10/15/28	725	643,210
Sealed Air Corp./Sealed Air Corp. US,
Gtd. Notes, 144A	6.125	02/01/28	150	149,574
Trident TPI Holdings, Inc.,
Gtd. Notes, 144A(aa)	12.750	12/31/28	1,275	1,352,568
TriMas Corp.,
Gtd. Notes, 144A	4.125	04/15/29	325	288,767

				10,967,263

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pharmaceuticals 2.6%

AdaptHealth LLC,
Gtd. Notes, 144A(aa)	4.625%	08/01/29	1,225	$1,007,843
Gtd. Notes, 144A	5.125	03/01/30	525	436,206
Gtd. Notes, 144A	6.125	08/01/28	670	603,244
Bausch Health Americas, Inc.,
Gtd. Notes, 144A	8.500	01/31/27	1,100	627,196
Bausch Health Cos., Inc.,
Gtd. Notes, 144A	5.000	01/30/28	975	450,938
Gtd. Notes, 144A	5.000	02/15/29	1,150	527,562
Gtd. Notes, 144A(aa)	5.250	01/30/30	2,325	1,046,250
Gtd. Notes, 144A	5.250	02/15/31	2,635	1,185,750
Gtd. Notes, 144A(aa)	6.250	02/15/29	4,110	1,921,425
Gtd. Notes, 144A	7.000	01/15/28	250	119,375
Gtd. Notes, 144A	9.000	12/15/25	500	458,107
Jazz Securities DAC,
Sr. Sec’d. Notes, 144A	4.375	01/15/29	575	510,312
Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Sec’d. Notes, 144A	4.125	04/30/28	450	403,320
Sr. Unsec’d. Notes, 144A	5.125	04/30/31	2,050	1,737,373
P&L Development LLC/PLD Finance Corp.,
Sr. Sec’d. Notes, 144A	7.750	11/15/25	850	733,673

				11,768,574

Pipelines 4.7%

Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A	5.375	06/15/29	975	915,191
Gtd. Notes, 144A(aa)	5.750	01/15/28	2,425	2,331,695
Cheniere Energy Partners LP,
Gtd. Notes	4.000	03/01/31	1,575	1,401,067
Cheniere Energy, Inc.,
Sr. Sec’d. Notes(aa)	4.625	10/15/28	2,750	2,589,422
CNX Midstream Partners LP,
Gtd. Notes, 144A	4.750	04/15/30	125	108,588
DCP Midstream Operating LP,
Gtd. Notes(aa)	5.125	05/15/29	1,375	1,352,813
Gtd. Notes	5.625	07/15/27	510	512,006
Energy Transfer LP,
Jr. Sub. Notes, Series G(aa)	7.125(ff)	05/15/30(oo)	1,075	946,448

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    107

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)

EQM Midstream Partners LP,
Sr. Unsec’d. Notes	5.500%	07/15/28	50	$48,189
Sr. Unsec’d. Notes, 144A	6.000	07/01/25	351	348,645
Sr. Unsec’d. Notes, 144A	6.500	07/01/27	1,275	1,268,688
Sr. Unsec’d. Notes, 144A	7.500	06/01/27	125	126,941
Sr. Unsec’d. Notes, 144A	7.500	06/01/30	525	541,256
Global Partners LP/GLP Finance Corp.,
Gtd. Notes	6.875	01/15/29	375	351,429
Gtd. Notes(aa)	7.000	08/01/27	750	734,127
Howard Midstream Energy Partners LLC,
Sr. Unsec’d. Notes, 144A	8.875	07/15/28	250	255,485
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A(aa)	6.875	04/15/40	2,050	1,874,341
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A(aa)	5.500	01/15/28	2,054	1,894,599
Gtd. Notes, 144A	6.000	12/31/30	500	445,306
Gtd. Notes, 144A	7.500	10/01/25	200	200,762
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A	3.875	08/15/29	985	853,681
Sr. Sec’d. Notes, 144A	4.125	08/15/31	285	241,799
Sr. Sec’d. Notes, 144A	6.250	01/15/30	300	293,458
Western Midstream Operating LP,
Sr. Unsec’d. Notes	3.950	06/01/25	525	507,076
Sr. Unsec’d. Notes(aa)	4.300(cc)	02/01/30	1,275	1,158,918
Sr. Unsec’d. Notes	5.500	08/15/48	75	64,576

				21,366,506

Real Estate 1.7%

Five Point Operating Co. LP/Five Point Capital Corp.,
Gtd. Notes, 144A	7.875	11/15/25	1,600	1,523,917
Greystar Real Estate Partners LLC,
Sr. Sec’d. Notes, 144A(aa)	5.750	12/01/25	2,000	1,970,800
Howard Hughes Corp. (The),
Gtd. Notes, 144A	4.125	02/01/29	1,175	994,239
Gtd. Notes, 144A	4.375	02/01/31	675	557,052
Gtd. Notes, 144A	5.375	08/01/28	340	311,969
Hunt Cos., Inc.,
Sr. Sec’d. Notes, 144A	5.250	04/15/29	1,700	1,357,033

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Real Estate (cont’d.)

Realogy Group LLC/Realogy Co-Issuer Corp.,
Gtd. Notes, 144A	5.250%	04/15/30		550	$396,687
Gtd. Notes, 144A	5.750	01/15/29		700	517,742

					7,629,439

Real Estate Investment Trusts (REITs) 2.2%

Diversified Healthcare Trust,
Gtd. Notes	4.375	03/01/31		861	627,832
Gtd. Notes(aa)	9.750	06/15/25		1,825	1,805,865
Sr. Unsec’d. Notes	4.750	05/01/24		50	47,948
Sr. Unsec’d. Notes(aa)	4.750	02/15/28		1,375	1,007,476
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes	0.993	10/15/26	EUR	200	169,323
Gtd. Notes	3.500	03/15/31		125	90,020
Gtd. Notes	5.000	10/15/27		2,125	1,863,572
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer,
Sr. Sec’d. Notes, 144A(aa)	7.500	06/01/25		1,665	1,674,815
RHP Hotel Properties LP/RHP Finance Corp.,
Gtd. Notes, 144A	4.500	02/15/29		225	200,399
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A	4.500	01/15/28		2,000	1,859,263
Gtd. Notes, 144A(aa)	4.625	12/01/29		825	754,552

					10,101,065

Retail 5.8%

1011778 BC ULC/New Red Finance, Inc. (Canada),
Sec’d. Notes, 144A(aa)	4.000	10/15/30		3,100	2,651,469
Sr. Sec’d. Notes, 144A	3.875	01/15/28		338	309,270
Arko Corp.,
Gtd. Notes, 144A	5.125	11/15/29		625	520,105
At Home Group, Inc.,
Gtd. Notes, 144A	7.125	07/15/29		1,100	661,501
Sr. Sec’d. Notes, 144A	4.875	07/15/28		125	72,366
BCPE Ulysses Intermediate, Inc.,
Sr. Unsec’d. Notes, 144A, Cash coupon 7.750% or PIK 8.500%	7.750	04/01/27		150	135,734

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    109

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Retail (cont’d.)

Beacon Roofing Supply, Inc.,
Sr. Sec’d. Notes, 144A	6.500%	08/01/30		200	$200,486
Brinker International, Inc.,
Gtd. Notes, 144A	5.000	10/01/24		450	442,948
Gtd. Notes, 144A	8.250	07/15/30		825	829,257
Carrols Restaurant Group, Inc.,
Gtd. Notes, 144A	5.875	07/01/29		650	550,664
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes	4.375	02/07/25	EUR	654	687,421
Sr. Sec’d. Notes	6.250	10/30/25	EUR	661	698,788
Sr. Sec’d. Notes, 144A	6.750	02/07/25		725	712,689
Sr. Sec’d. Notes, 144A	8.500	10/30/25		1,450	1,435,804
Ferrellgas LP/Ferrellgas Finance Corp.,
Sr. Unsec’d. Notes, 144A (original cost $115,938; purchased 08/02/22 - 08/04/22)(f)	5.375	04/01/26		125	117,741
Sr. Unsec’d. Notes, 144A (original cost $850,675; purchased 08/02/22 - 08/22/22)(f)	5.875	04/01/29		980	843,447
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.,
Gtd. Notes, 144A(aa)	6.750	01/15/30		2,400	2,060,757
Sr. Sec’d. Notes, 144A	4.625	01/15/29		550	481,349
Foundation Building Materials, Inc.,
Gtd. Notes, 144A(aa)	6.000	03/01/29		1,175	1,019,232
Gap, Inc. (The),
Gtd. Notes, 144A	3.625	10/01/29		1,325	987,326
Gtd. Notes, 144A	3.875	10/01/31		800	572,059
LBM Acquisition LLC,
Gtd. Notes, 144A(aa)	6.250	01/15/29		1,150	990,832
LCM Investments Holdings II LLC,
Sr. Unsec’d. Notes, 144A	4.875	05/01/29		1,175	1,025,421
Sr. Unsec’d. Notes, 144A	8.250	08/01/31		375	381,015
Park River Holdings, Inc.,
Gtd. Notes, 144A(aa)	5.625	02/01/29		1,725	1,382,856
Sr. Unsec’d. Notes, 144A	6.750	08/01/29		200	162,991
Patrick Industries, Inc.,
Gtd. Notes, 144A	4.750	05/01/29		375	325,702
Gtd. Notes, 144A	7.500	10/15/27		825	811,383
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes(aa)	5.625	12/01/25		900	894,259

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Retail (cont’d.)

SRS Distribution, Inc.,
Gtd. Notes, 144A(aa)	6.000%	12/01/29	1,150	$996,936
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes	5.875	03/01/27	610	599,792
Sr. Unsec’d. Notes, 144A	5.000	06/01/31	1,275	1,095,589
Superior Plus LP/Superior General Partner, Inc. (Canada),
Gtd. Notes, 144A	4.500	03/15/29	1,500	1,318,125
White Cap Buyer LLC,
Sr. Unsec’d. Notes, 144A	6.875	10/15/28	900	813,417

				26,788,731

Software 0.8%

Black Knight InfoServ LLC,
Gtd. Notes, 144A	3.625	09/01/28	1,643	1,502,983
Clarivate Science Holdings Corp.,
Gtd. Notes, 144A	4.875	07/01/29	1,425	1,265,764
Sr. Sec’d. Notes, 144A	3.875	07/01/28	1,075	959,549

				3,728,296

Telecommunications 4.8%

Altice France Holding SA (Luxembourg),
Gtd. Notes, 144A	6.000	02/15/28	200	74,024
Sr. Sec’d. Notes, 144A	10.500	05/15/27	200	84,000
Altice France SA (France),
Sr. Sec’d. Notes, 144A(aa)	8.125	02/01/27	1,855	1,513,958
Digicel Group Holdings Ltd. (Jamaica),
Sr. Unsec’d. Notes, 144A, Cash coupon 5.000% and PIK 3.000% (original cost $962,725; purchased 01/04/22 - 10/03/22)(f)	8.000	04/01/25	1,030	447,334
Digicel International Finance Ltd./Digicel International Holdings Ltd. (Jamaica),
Gtd. Notes, 144A (original cost $152,500; purchased 03/09/23)(f)	8.000	12/31/26(d)	610	128,112
Gtd. Notes, 144A, Cash coupon 6.000% and PIK 7.000% (original cost $682,325; purchased 10/28/22 - 12/15/22)(f)	13.000	12/31/25	1,025	730,063

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    111

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)

Digicel International Finance Ltd./Digicel International Holdings Ltd. (Jamaica), (cont’d.)
Sr. Sec’d. Notes, 144A (original cost $812,313; purchased 06/26/19 - 03/15/23)(f)	8.750%	05/25/24	850	$771,154
Sr. Sec’d. Notes, 144A (original cost $511,875; purchased 06/03/20)(f)	8.750	05/25/24	525	475,125
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A (original cost $5,694,040; purchased 03/07/19 - 11/21/22)(f)	6.750	12/31/23	7,768	1,475,920
Iliad Holding SASU (France),
Sr. Sec’d. Notes, 144A	6.500	10/15/26	1,420	1,349,000
Sr. Sec’d. Notes, 144A	7.000	10/15/28	575	540,000
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes^	5.500	08/01/23(d)	2,160	2
Gtd. Notes, 144A^	9.750	07/15/25(d)	4,135	4
Sr. Sec’d. Notes, 144A(aa)	6.500	03/15/30	2,365	2,156,360
Level 3 Financing, Inc.,
Gtd. Notes, 144A	3.750	07/15/29	400	262,427
Gtd. Notes, 144A	4.250	07/01/28	1,555	1,100,440
Gtd. Notes, 144A	4.625	09/15/27	400	303,855
Sr. Sec’d. Notes, 144A	10.500	05/15/30	553	572,875
Sprint Capital Corp.,
Gtd. Notes	6.875	11/15/28	700	742,556
Gtd. Notes	8.750	03/15/32	706	850,948
Sprint LLC,
Gtd. Notes	7.125	06/15/24	250	252,331
Gtd. Notes(aa)	7.625	02/15/25	2,725	2,787,144
Gtd. Notes	7.875	09/15/23	1,794	1,797,472
Viasat, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	5.625	09/15/25	3,200	3,000,763
Zayo Group Holdings, Inc.,
Sr. Sec’d. Notes, 144A	4.000	03/01/27	120	85,812
Sr. Unsec’d. Notes, 144A	6.125	03/01/28	885	546,650

				22,048,329

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Transportation 0.1%

XPO Escrow Sub LLC,
Gtd. Notes, 144A	7.500%		11/15/27	250	$258,564
XPO, Inc.,
Gtd. Notes, 144A	7.125		06/01/31	150	151,710

					410,274

Trucking & Leasing 0.2%

Fortress Transportation & Infrastructure Investors LLC,
Gtd. Notes, 144A	5.500		05/01/28	800	739,377

TOTAL CORPORATE BONDS (cost $557,749,738)					490,058,855

FLOATING RATE AND OTHER LOANS 4.2%

Airlines 0.2%

United Airlines, Inc.,
Class B Term Loan, 3 Month LIBOR + 3.750%	9.292	(c)	04/21/28	1,202	1,201,660

Chemicals 0.3%

Venator Materials LLC,
DIP Loan, 3 Month SOFR + 10.000%^	15.091	(c)	12/31/23	857	874,504
Initial Term Loan	12.250		08/08/24	675	358,594

					1,233,098

Computers 0.3%

McAfee Corp.,
Tranche B-1 Term Loan, 1 Month SOFR + 3.850%	8.963	(c)	03/01/29	1,358	1,310,945

Electric 0.1%

Heritage Power LLC,
Term Loan B, 3 Month LIBOR + 5.000%	12.500	(c)	07/30/26	2,004	480,872

Housewares 0.2%

SWF Holdings I Corp.,
Initial Term Loan, 1 Month SOFR + 4.114%	9.433	(c)	10/06/28	1,002	832,546

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    113

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Insurance 0.4%

Acrisure LLC,
2021-1 Additional Term Loan, 1 Month LIBOR + 3.750%	9.183	%(c)	02/15/27	474	$463,924
Term Loan B 2020, 1 Month LIBOR + 3.500%	8.933	(c)	02/15/27	299	291,597
Asurion LLC,
New B-4 Term Loan, 1 Month SOFR + 5.364%	10.683	(c)	01/20/29	1,080	941,143

					1,696,664

Media 0.7%

CSC Holdings LLC,
2022 Refinancing Term Loan, 1 Month SOFR + 4.500%	9.722	(c)	01/18/28	1,493	1,367,969
Diamond Sports Group LLC,
First Lien Term Loan, 1 Month SOFR + 10.100%	12.775	(c)	05/25/26	1,315	992,809
Second Lien Term Loan	8.025		08/24/26	3,201	90,696
Radiate Holdco LLC,
Amendment No. 6 Term Loan, 1 Month SOFR + 3.250%	8.683	(c)	09/25/26	586	491,623
Univision Communications, Inc.,
2021 Replacement Term Loan, 1 Month SOFR + 3.364%	8.683	(c)	03/15/26	434	431,249

					3,374,346

Retail 0.3%

EG America LLC (United Kingdom),
New Term Loan B, 1 Month SOFR + 4.500%^	9.414	(c)	03/12/26	258	255,842
Great Outdoors Group LLC,
Term B-2 Loan, 1 Month SOFR + 3.864%	9.183	(c)	03/06/28	1,195	1,189,558

					1,445,400

Software 1.2%

Boxer Parent Co., Inc.,
2021 Replacement Dollar Term Loan, 1 Month SOFR + 3.864%	9.183	(c)	10/02/25	220	219,715
Second Lien Incremental Term Loan, 1 Month SOFR + 5.614%	10.933	(c)	02/27/26	350	343,000

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Software (cont’d.)

Camelot Co. (Luxembourg),
Amendment No. 2 Incremental Term Loans, 1 Month SOFR + 3.000%	8.319	%(c)	10/30/26	426	$425,566
Finastra USA, Inc.,
Dollar Term Loan (Second Lien), 6 Month LIBOR + 7.250%	12.981	(c)	06/13/25	1,025	932,269
First Lien Dollar Term Loan, 6 Month LIBOR + 3.500%	9.231	(c)	06/13/24	2,211	2,139,155
Skillsoft Finance II, Inc.,
Initial Term Loan, 1 Month SOFR + 5.364%	10.558	(c)	07/14/28	1,703	1,558,052

					5,617,757

Telecommunications 0.5%

Digicel International Finance Ltd. (Jamaica),
First Lien Initial Term B Loan, 6 Month LIBOR + 3.250%	8.981	(c)	05/27/24	174	156,959
MLN US Holdco LLC,
3L Term B Loans, 3 Month SOFR + 9.250%^	14.660	(c)	10/18/27	4	600
Initial Term Loan, 3 Month SOFR + 6.440%	11.850	(c)	10/18/27	25	18,279
Initial Term Loan (Second Out (1st Lien Roll-Up)), 3 Month SOFR + 6.700%	12.110	(c)	10/18/27	57	18,505
Xplornet Communications, Inc. (Canada),
First Lien Refinancing Term Loan, 1 Month SOFR + 4.000%	9.433	(c)	10/02/28	1,961	1,581,541
Initial Term Loan- Second Lien, 1 Month SOFR + 7.114%	12.433	(c)	10/01/29	1,055	502,444

					2,278,328

TOTAL FLOATING RATE AND OTHER LOANS (cost $22,980,840)					19,471,616

				Shares

COMMON STOCKS 1.8%

Chemicals 0.4%

TPC Group, Inc.*^				67,793	1,694,825

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    115

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Electric Utilities 0.2%

GenOn Energy Holdings, Inc. (Class A Stock)^	9,187	$826,830
Keycon Power Holdings LLC^	2,600	329,940

		1,156,770

Gas Utilities 0.2%

Ferrellgas Partners LP (Class B Stock) (original cost $2,052,750; purchased 05/06/15 - 09/19/19)(f)	7,475	1,019,655

Hotels, Restaurants & Leisure 0.1%

CEC Entertainment, Inc.	22,321	401,778

Oil, Gas & Consumable Fuels 0.6%

Chesapeake Energy Corp. (original cost $67,796; purchased 02/04/21 - 02/09/21)(f)	30,680	2,587,551

Wireless Telecommunication Services 0.3%

Intelsat Emergence SA (Luxembourg)*	59,619	1,301,662

TOTAL COMMON STOCKS (cost $4,940,052)		8,162,241

PREFERRED STOCK 0.6%

Electronic Equipment, Instruments & Components

Ferrellgas Escrow LLC, 8.956%, Maturing 03/30/31 (original cost $2,635,000; purchased 03/29/21 - 07/08/22)^(f) (cost $2,571,250)	2,625	2,625,000

	Units

RIGHTS* 0.0%

Wireless Telecommunication Services

Intelsat Jackson Holdings SA, Series A (Luxembourg), CVR, expiring 12/05/25^	6,242	59,491

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Description	Units	Value

RIGHTS* (Continued)

Wireless Telecommunication Services (cont’d.)

Intelsat Jackson Holdings SA, Series B (Luxembourg), CVR, expiring 12/05/25^	6,242	$12,356

TOTAL RIGHTS (cost $150)		71,847

TOTAL LONG-TERM INVESTMENTS (cost $628,315,669)		560,808,212

	Shares

SHORT-TERM INVESTMENT 3.2%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund (cost $14,566,014)(wj)	14,566,014	14,566,014

TOTAL INVESTMENTS 125.5% (cost $642,881,683)		575,374,226
Liabilities in excess of other assets(z) (25.5)%		(116,907,997)

NET ASSETS 100.0%		$458,466,229

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $6,716,669 and 1.5% of net assets.
(aa)	Represents security, or a portion thereof, with aggregate value of $179,389,008 segregated as collateral for amount of $130,000,000 borrowed and outstanding as of July 31, 2023.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at July 31, 2023.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of July 31, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $31,632,042. The aggregate value of $19,496,117 is 4.3% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(oo)	Perpetual security. Maturity date represents next call date.

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    117

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

(wj)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Government Money Market Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at July 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
92	2 Year U.S. Treasury Notes	Sep. 2023	$18,678,875	$(203,644)
438	5 Year U.S. Treasury Notes	Sep. 2023	46,787,296	(873,188)
156	10 Year U.S. Treasury Notes	Sep. 2023	17,379,375	(386,198)
8	30 Year U.S. Ultra Treasury Bonds	Sep. 2023	1,057,750	(22,058)

				(1,485,088)

Short Position:
1	20 Year U.S. Treasury Bonds	Sep. 2023	124,438	1,967

				$(1,483,121)

Forward foreign currency exchange contracts outstanding at July 31, 2023:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 08/02/23	SSB	GBP	189	$243,173	$242,797	$—	$(376)
Expiring 08/02/23	UAG	GBP	236	302,971	302,467	—	(504)
Euro,
Expiring 08/02/23	BNYM	EUR	1,600	1,763,840	1,759,367	—	(4,473)

				$2,309,984	$2,304,631	—	(5,353)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 08/02/23	BARC	GBP	425	$539,976	$545,264	$—	$(5,288)
Expiring 09/05/23	SSB	GBP	189	243,203	242,837	366	—

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Forward foreign currency exchange contracts outstanding at July 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro,
Expiring 08/02/23	SSB	EUR	1,745	$1,908,221	$1,918,798	$—	$(10,577)
Expiring 09/05/23	BNYM	EUR	1,600	1,766,733	1,762,462	4,271	—

				$4,458,133	$4,469,361	4,637	(15,865)

						$4,637	$(21,218)

Credit default swap agreements outstanding at July 31, 2023:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at July 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.IG.40.V1	06/20/28	1.000%(Q)	41,420	$(543,995)	$(714,544)	$(170,549)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at July 31, 2023(4)	Value at Trade Date	Value at July 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):
CDX.NA.HY.40.V1	06/20/28	5.000%(Q)	51,996	4.094%	$555,124	$2,130,115	$1,574,991

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    119

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total return swap agreement outstanding at July 31, 2023:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreement:

iBoxx USD Investment Grade Index(T)	1 Day SOFR(Q)/5.310%	GSI	09/20/23	(5,200)	$39,930	$—	$39,930

(1)

On a long total return swap, the Fund receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Fund makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

			Unrealized	Unrealized
	Premiums Paid	Premiums Received	Appreciation	Depreciation

OTC Swap Agreements	$—	$—	$39,930	$—

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

CGM	$3,965,000	$—
JPS	1,320,000	—

Total	$5,285,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3

Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Collateralized Loan Obligations	$—	$40,414,668	$—
Convertible Bond	—	3,985	—
Corporate Bonds	—	490,021,574	37,281
Floating Rate and Other Loans	—	18,340,670	1,130,946
Common Stocks	2,587,551	2,723,095	2,851,595
Preferred Stock	—	—	2,625,000
Rights	—	—	71,847
Short-Term Investment
Affiliated Mutual Fund	14,566,014	—	—

Total	$17,153,565	$551,503,992	$6,716,669

Other Financial Instruments*
Assets
Futures Contracts	$1,967	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	4,637	—

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    121

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

	Level 1	Level 2	Level 3

Other Financial Instruments* (continued)
Assets (continued)
Centrally Cleared Credit Default Swap Agreement	$—	$1,574,991	$—
OTC Total Return Swap Agreement	—	39,930	—

Total	$1,967	$1,619,558	$—

Liabilities
Futures Contracts	$(1,485,088)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(21,218)	—
Centrally Cleared Credit Default Swap Agreement	—	(170,549)	—

Total	$(1,485,088)	$(191,767)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

		Floating Rate
	Corporate Bonds	and Other Loans	Common Stocks	Preferred Stocks
Balance as of 07/31/22	$36,216	$408,984	$1,340,510	$2,625,000
Realized gain (loss)	—	1,376	55,581	10
Change in unrealized appreciation (depreciation)	(429,368)	93,581	776,577	—
Purchases/Exchanges/Issuances	—	1,099,142	734,508	—
Sales/Paydowns	—	(252,418)	(55,581)	(10)
Accrued discount/premium	430,433	17,206	—	—
Transfers into Level 3*	—	—	—	—
Transfers out of Level 3*	—	(236,925)	—	—

Balance as of 07/31/23	$37,281	$1,130,946	$2,851,595	$2,625,000

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$(429,368)	$93,567	$776,577	$—

	Rights	Warrants	Unfunded Loan Commitment
Balance as of 07/31/22	$71,698	$144	$—
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)	—	(144)	—
Purchases/Exchanges/Issuances	149	—	—
Sales/Paydowns	—	—	—

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

	Rights	Warrants	Unfunded Loan Commitment
Accrued discount/premium	$—	$—	$—
Transfers into Level 3*	—	—	—
Transfers out of Level 3*	—	—	—

Balance as of 07/31/23	$71,847	$—	$—

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$—	$—	$—

*

It is the Fund’s policy to recognize transfers in and transfers out at the securities’ fair values as of the beginning of period. Securities transferred between Level 2 and Level 3 are due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically a result of a change from the use of methods used by independent pricing services (Level 2) to the use of a single broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market quotations (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market data provided by independent pricing services or other valuation techniques which utilize observable inputs. In accordance with the requirements of ASC 820, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to the Schedule of Investments of the Fund.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs as follows:

Level 3 Securities**	Fair Value as of July 31, 2023	Valuation Approach	Valuation Methodology	Unobservable Inputs
Corporate Bonds	$6	Market	Contingent Value	Contingent Value
Corporate Bonds	37,275	Market	Recovery Value	Recovery Rate
Common Stocks	329,940	Market	Enterprise Value	Discount Rate
Preferred Stocks	2,625,000	Market	Transaction Based	Unadjusted Purchase Price
Rights	71,847	Market	Contingent Value	Contingent Value

	$3,064,068

**

The table does not include Level 3 securities and/or derivatives that are valued by independent pricing vendors or brokers. As of July 31, 2023, the aggregate value of these securities and/or derivatives was $3,652,601. The unobservable inputs for these investments were not developed by the Fund and are not readily available (e.g. single broker quotes).

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2023 were as follows:

Media	9.6%
Collateralized Loan Obligations	8.8

Oil & Gas	8.4%
Commercial Services	6.6

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    123

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

Industry Classification (continued):

Retail	6.1%
Telecommunications	5.3
Home Builders	5.3
Electric	5.0
Pipelines	4.7
Chemicals	4.3
Healthcare-Services	3.9
Diversified Financial Services	3.9
Entertainment	3.4
Leisure Time	3.2
Aerospace & Defense	3.2
Affiliated Mutual Fund	3.2
Foods	2.8
Pharmaceuticals	2.6
Packaging & Containers	2.4
Real Estate Investment Trusts (REITs)	2.2
Mining	2.2
Building Materials	2.1
Airlines	2.0
Software	2.0
Auto Manufacturers	2.0
Lodging	1.8
Real Estate	1.7
Internet	1.4
Computers	1.3
Auto Parts & Equipment	1.2
Banks	1.1
Healthcare-Products	1.0
Machinery-Diversified	1.0
Housewares	0.8
Distribution/Wholesale	0.7
Electrical Components & Equipment	0.6

Iron/Steel	0.6%
Electronic Equipment, Instruments & Components	0.6
Oil, Gas & Consumable Fuels	0.6
Insurance	0.6
Miscellaneous Manufacturing	0.5
Environmental Control	0.5
Household Products/Wares	0.4
Advertising	0.4
Gas	0.4
Electronics	0.4
Apparel	0.4
Engineering & Construction	0.3
Wireless Telecommunication Services	0.3
Agriculture	0.3
Electric Utilities	0.2
Coal	0.2
Gas Utilities	0.2
Trucking & Leasing	0.2
Machinery-Construction & Mining	0.2
Office/Business Equipment	0.1
Metal Fabricate/Hardware	0.1
Transportation	0.1
Hotels, Restaurants & Leisure	0.1
Home Furnishings	0.0 *

125.5
Liabilities in excess of other assets	(25.5)

100.0%

*	Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of July 31, 2023 as presented in the Statement of Assets and Liabilities:

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Credit contracts	Due from/to broker-variation margin swaps	$1,574,991*		Due from/to broker-variation margin swaps	$170,549*
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	4,637		Unrealized depreciation on OTC forward foreign currency exchange contracts	21,218
Interest rate contracts	Due from/to broker-variation margin futures	1,967	*	Due from/to broker-variation margin futures	1,485,088	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	39,930		—	—

		$1,621,525			$1,676,855

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended July 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps

Credit contracts	$—	$—	$3,046,197
Foreign exchange contracts	—	(29,043)	—
Interest rate contracts	(329,554)	—	579,695

Total	$(329,554)	$(29,043)	$3,625,892

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps

Credit contracts	$—	$—	$291,251
Foreign exchange contracts	—	(74,450)	—
Interest rate contracts	(1,483,121)	—	39,930

Total	$(1,483,121)	$(74,450)	$331,181

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    125

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2023

For the year ended July 31, 2023, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*

Futures Contracts - Long Positions (1)	$26,065,035
Futures Contracts - Short Positions (1)	24,888
Forward Foreign Currency Exchange Contracts - Purchased (2)	2,369,749
Forward Foreign Currency Exchange Contracts - Sold (2)	4,687,839
Credit Default Swap Agreements - Buy Protection (1)	15,362,826
Credit Default Swap Agreements - Sell Protection (1)	52,017,000
Total Return Swap Agreements (1)	10,340,000

*	Average volume is based on average quarter end balances as noted for the year ended July 31, 2023.
(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BARC	$—	$(5,288)	$(5,288)	$—	$(5,288)
BNYM	4,271	(4,473)	(202)	—	(202)
GSI	39,930	—	39,930	—	39,930
SSB	366	(10,953)	(10,587)	—	(10,587)
UAG	—	(504)	(504)	—	(504)

	$44,567	$(21,218)	$23,349	$—	$23,349

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Statement of Assets & Liabilities

as of July 31, 2023

Assets

Investments at value:
Unaffiliated investments (cost $628,315,669)	$560,808,212
Affiliated investments (cost $14,566,014)	14,566,014
Cash	168,628
Foreign currency, at value (cost $173,117)	170,763
Dividends and interest receivable	10,028,515
Deposit with broker for centrally cleared/exchange-traded derivatives	5,285,000
Receivable for investments sold	78,802
Due from broker—variation margin futures	44,938
Unrealized appreciation on OTC swap agreements	39,930
Unrealized appreciation on OTC forward foreign currency exchange contracts	4,637
Due from broker—variation margin swaps	830
Prepaid expenses and other assets	24,442

Total Assets	591,220,711

Liabilities

Loan payable	130,000,000
Payable for investments purchased	1,335,798
Interest payable	681,561
Management fee payable	397,017
Accrued expenses and other liabilities	151,124
Dividends payable	80,274
Deferred directors’ fees and directors’ fees payable	55,106
Exchange listing fees payable	32,384
Unrealized depreciation on OTC forward foreign currency exchange contracts	21,218

Total Liabilities	132,754,482

Net Assets	$458,466,229

Net assets were comprised of:
Common stock, at par	$33,257
Paid-in capital in excess of par	615,644,998
Total distributable earnings (loss)	(157,212,026)

Net assets, July 31, 2023	$458,466,229

Net asset value per share ($458,466,229 ÷ 33,256,724 shares of common stock issued and outstanding)	$13.79

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    127

PGIM High Yield Bond Fund, Inc.

Statement of Operations

Year Ended July 31, 2023

Net Investment Income (Loss)

Income
Interest income (net of $4,352 foreign withholding tax)	$40,310,837
Unaffiliated dividend income	818,730
Affiliated dividend income	177,090

Total income	41,306,657

Expenses
Management fee	4,615,196
Interest expense	6,215,672
Professional fees	84,260
Shareholders’ reports	69,558
Custodian and accounting fees	60,054
Audit fee	44,150
Exchange listing fees	32,384
Transfer agent’s fees and expenses	20,270
Directors’ fees	12,316
Miscellaneous	48,148

Total expenses	11,202,008

Net investment income (loss)	30,104,649

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions	(5,462,255)
Futures transactions	(329,554)
Forward currency contract transactions	(29,043)
Swap agreement transactions	3,625,892
Foreign currency transactions	(1,750)

(2,196,710)

Net change in unrealized appreciation (depreciation) on:
Investments	(6,674,694)
Futures	(1,483,121)
Forward currency contracts	(74,450)
Swap agreements	331,181
Foreign currencies	(1,404)

(7,902,488)

Net gain (loss) on investment and foreign currency transactions	(10,099,198)

Net Increase (Decrease) In Net Assets Resulting From Operations	$20,005,451

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Statements of Changes in Net Assets

	Year Ended July 31,

	2023	2022

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$30,104,649	$32,088,257
Net realized gain (loss) on investment and foreign currency transactions	(2,196,710)	8,627,494
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(7,902,488)	(91,127,001)

Net increase (decrease) in net assets resulting from operations	20,005,451	(50,411,250)

Dividends and Distributions
Distributions from distributable earnings	(36,503,713)	(35,564,527)
Tax return of capital distributions	(5,399,759)	(6,338,945)

Total dividends and distributions	(41,903,472)	(41,903,472)

Total increase (decrease)	(21,898,021)	(92,314,722)

Net Assets:

Beginning of year	480,364,250	572,678,972

End of year	$458,466,229	$480,364,250

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    129

PGIM High Yield Bond Fund, Inc.

Statement of Cash Flows

Year Ended July 31, 2023

Cash Flows Provided By / (Used For) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$20,005,451

Adjustments To Reconcile Net Increase (Decrease) In Net Assets Resulting From Operations To Net Cash Provided By / (Used For) Operating Activities:
Proceeds from disposition of long-term portfolio investments, net of amounts receivable	136,488,547
Purchases of long-term portfolio investments, net of amounts payable	(165,415,657)
Net proceeds (purchases) of short-term portfolio investments	32,177,940
Net premiums (paid) received for swap agreements	3,926,827
Amortization of premium and accretion of discount on portfolio investments	(2,328,939)
Net realized (gain) loss on investment transactions	5,462,255
Net realized (gain) loss on futures transactions	329,554
Net realized (gain) loss on forward currency contract transactions	29,043
Net realized (gain) loss on swap agreement transactions	(3,625,892)
Net realized (gain) loss on foreign currency transactions	1,750
Net change in unrealized (appreciation) depreciation on investments	6,674,694
Net change in unrealized (appreciation) depreciation on futures	1,483,121
Net change in unrealized (appreciation) depreciation on forward currency contracts	74,450
Net change in unrealized (appreciation) depreciation on swap agreements	(331,181)
Net change in unrealized (appreciation) depreciation on foreign currencies	1,404
(Increase) Decrease In Assets:
Dividends and interest receivable	(616,308)
Prepaid expenses and other assets	209,097
Increase (Decrease) In Liabilities:
Interest payable	389,962
Management fee payable	1,441
Accrued expenses and other liabilities	16,170
Dividends payable	(1,628)
Deferred directors’ fees and directors’ fees payable	1,210
Exchange listing fees payable	32,384

Total adjustments	14,980,244

Net cash provided by (used for) operating activities	34,985,695

Effect of exchange rate changes on cash	(1,844,872)

Cash Flows Provided By (Used For) Financing Activities:
Increase in borrowing	10,000,000
Cash paid on distributions from distributable earnings	(41,903,472)

Net cash provided by (used for) financing activities	(31,903,472)

Net increase (decrease) in cash and restricted cash, including foreign currency	1,237,351

Cash and restricted cash at beginning of year, including foreign currency	4,432,808

Cash And Restricted Cash At End Of Year, Including Foreign Currency	$5,670,159

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense	$5,825,710

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Statement of Cash Flows   (continued)

Year Ended July 31, 2023

Reconciliation Of Cash And Restricted Cash Reported With The Statement Of Assets And Liabilities To The Statement Of Cash Flows:

July 31, 2023
Cash	$168,628
Foreign currency, at value	170,763
Restricted cash:
Deposit with broker for centrally cleared/exchange-traded derivatives	5,285,000
Due from broker-variation margin futures	44,938
Due from broker-variation margin swaps	830

Total Cash and Restricted Cash, Including Foreign Currency	$5,670,159

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    131

PGIM High Yield Bond Fund, Inc.

Financial Highlights    (continued)

Year Ended July 31, 2023

	Year Ended July 31,		Two Months Ended July 31, 2021		Year Ended May 31,
	2023	2022			2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Period	$14.44	$17.22	$17.15		$15.05	$16.20	$16.29
Income (loss) from investment operations:
Net investment income (loss)	0.91	0.96	0.17		1.08	1.13	0.91
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.30)	(2.48)	0.11		2.28	(1.03)	0.07
Total from investment operations	0.61	(1.52)	0.28		3.36	0.10	0.98
Less Dividends and Distributions:
Dividends from net investment income	(1.10)	(1.07)	(0.18)		(1.12)	(1.23)	(1.07)
Tax return of capital distributions	(0.16)	(0.19)	(0.03)		(0.14)	(0.02)	-
Total dividends and distributions	(1.26)	(1.26)	(0.21)		(1.26)	(1.25)	(1.07)
Net asset value, end of period	$13.79	$14.44	$17.22		$17.15	$15.05	$16.20
Market price, end of period	$12.42	$13.02	$16.19		$16.18	$13.38	$13.93
Total Return(b):	5.60%	(12.48)%	1.35%		31.72%	4.84%	6.84%

Ratios/Supplemental Data:
Net assets, end of period (000)	$458,466	$480,364	$572,679		$570,258	$500,657	$538,869
Average net assets (000)	$457,031	$533,901	$573,494		$545,673	$533,714	$539,282
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement(d)	2.45%	1.48%	1.43	%(e)	1.45%	1.96%	2.21%
Expenses before waivers and/or expense reimbursement(d)	2.45%	1.48%	1.43	%(e)	1.45%	1.96%	2.21%
Net investment income (loss)	6.59%	6.01%	5.86	%(e)	6.58%	7.03%	5.58%
Portfolio turnover rate(f)	22%	30%	7%		56%	60%	87%
Asset coverage	453%	500%	416%		400%	378%	399%
Total debt outstanding at period-end (000)	$130,000	$120,000	$181,000		$190,000	$180,000	$180,000

(a)	Calculated based on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the closing market price on the last day for the period reported. Dividends are assumed, for the purpose of this calculation, to be reinvested at prices obtainable under the Fund’s dividend reinvestment plan. This amount does not reflect brokerage commissions or sales load. Total returns for periods less than one full year are not annualized.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

Includes interest expense of 1.36%, 0.35%, 0.28%, 0.30%, 0.81% and 1.06%, for the years ended July 31, 2023, 2022, two months ended July 31, 2021, years ended May 31, 2021, 2020 and 2019, respectively.

(e)	Annualized, with the exception of certain non-recurring expenses.

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Financial Highlights    (continued)

Year Ended July 31, 2023

(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    133

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 119.7%

ASSET-BACKED SECURITIES 8.1%

Collateralized Loan Obligations

Atlas Static Senior Loan Fund Ltd. (Cayman Islands),
Series 2022-01A, Class A, 144A, 3 Month SOFR + 2.600% (Cap N/A, Floor 2.600%)	7.908%(c)	07/15/30	3,746	$3,765,235
CIFC Funding Ltd. (Cayman Islands),
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 0.000%)	6.628(c)	04/20/31	2,500	2,487,450
Guggenheim CLO STAT Ltd. (Cayman Islands),
Series 2022-01A, Class A1A, 144A, 3 Month SOFR + 2.590% (Cap N/A, Floor 2.590%)	7.941(c)	10/25/31	3,643	3,660,579
KKR Static CLO Ltd. (Cayman Islands),
Series 2022-02A, Class A1, 144A, 3 Month SOFR + 2.220% (Cap N/A, Floor 2.220%)	7.546(c)	10/20/31	3,539	3,541,293
Madison Park Funding Ltd. (Cayman Islands),
Series 2015-18A, Class ARR, 144A, 3 Month SOFR + 1.202% (Cap N/A, Floor 0.940%)	6.535(c)	10/21/30	3,939	3,908,235
Neuberger Berman CLO Ltd. (Cayman Islands),
Series 2014-17A, Class AR2, 144A, 3 Month SOFR + 1.292% (Cap N/A, Floor 1.030%)	6.637(c)	04/22/29	2,137	2,123,679
OFSI BSL Ltd. (Cayman Islands),
Series 2023-12A, Class A1, 144A, 3 Month SOFR + 2.400% (Cap N/A, Floor 2.400%)	7.355(c)	01/20/35	2,000	2,008,924
Palmer Square CLO Ltd. (Cayman Islands),
Series 2015-02A, Class A1R2, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 0.000%)	6.688(c)	07/20/30	1,971	1,967,486
Palmer Square Loan Funding Ltd. (Cayman Islands),
Series 2022-03A, Class A1A, 144A, 3 Month SOFR + 1.820% (Cap N/A, Floor 1.820%)	7.128(c)	04/15/31	3,127	3,139,497
Signal Peak CLO Ltd.,
Series 2018-05A, Class A, 144A, 3 Month SOFR + 1.372% (Cap N/A, Floor 1.110%)	6.723(c)	04/25/31	1,896	1,882,842
Voya CLO Ltd. (Cayman Islands),
Series 2013-02A, Class A1R, 144A, 3 Month SOFR + 1.232% (Cap N/A, Floor 0.970%)	6.583(c)	04/25/31	1,908	1,893,541
Series 2015-03A, Class A1R, 144A, 3 Month SOFR + 1.452% (Cap N/A, Floor 1.452%)	6.778(c)	10/20/31	4,000	3,987,011

TOTAL ASSET-BACKED SECURITIES (cost $34,142,912)				34,365,772

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CONVERTIBLE BOND 0.0%

Telecommunications

Digicel Group Holdings Ltd. (Jamaica),
Sub. Notes, 144A, Cash coupon 7.000% or PIK N/A (original cost $5,338; purchased 03/21/23 - 04/03/23)(f) (cost $5,338)	7.000%	08/16/23(oo)	36	$3,985

CORPORATE BONDS 101.6%

Aerospace & Defense 3.0%

Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	6.000	02/15/28	1,425	1,339,500
Sr. Unsec’d. Notes, 144A(aa)	7.125	06/15/26	3,200	3,164,000
Sr. Unsec’d. Notes, 144A	7.500	03/15/25	450	450,000
Sr. Unsec’d. Notes, 144A	7.500	02/01/29	500	493,169
Sr. Unsec’d. Notes, 144A	7.875	04/15/27	775	772,094
Spirit AeroSystems, Inc.,
Sec’d. Notes, 144A	7.500	04/15/25	825	825,387
TransDigm UK Holdings PLC,
Gtd. Notes	6.875	05/15/26	650	643,500
TransDigm, Inc.,
Gtd. Notes	5.500	11/15/27	2,900	2,746,113
Gtd. Notes	7.500	03/15/27	775	774,093
Sr. Sec’d. Notes, 144A	6.250	03/15/26	1,425	1,418,312

				12,626,168

Airlines 2.0%

American Airlines, Inc.,
Sr. Sec’d. Notes, 144A	7.250	02/15/28	325	322,489
Sr. Sec’d. Notes, 144A	11.750	07/15/25	150	165,356
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
Sr. Sec’d. Notes, 144A(aa)	5.500	04/20/26	4,721	4,636,708
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd.,
Sr. Sec’d. Notes, 144A	5.750	01/20/26	500	470,540
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A	4.375	04/15/26	1,480	1,401,834

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    135

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Airlines (cont’d.)

VistaJet Malta Finance PLC/Vista Management Holding, Inc. (Switzerland),
Sr. Unsec’d. Notes, 144A	7.875%	05/01/27	1,175	$1,086,508
Sr. Unsec’d. Notes, 144A	9.500	06/01/28	425	404,812

				8,488,247

Apparel 0.6%

Hanesbrands, Inc.,
Gtd. Notes, 144A	4.875	05/15/26	618	580,888
William Carter Co. (The),
Gtd. Notes, 144A	5.625	03/15/27	1,797	1,757,236

				2,338,124

Auto Manufacturers 2.0%

Allison Transmission, Inc.,
Sr. Unsec’d. Notes, 144A	4.750	10/01/27	1,075	1,018,749
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	2.300	02/10/25	1,000	937,640
Sr. Unsec’d. Notes	2.900	02/16/28	1,075	924,411
Sr. Unsec’d. Notes	4.125	08/17/27	400	366,062
Sr. Unsec’d. Notes	4.950	05/28/27	200	189,872
Sr. Unsec’d. Notes	6.800	05/12/28	1,925	1,942,523
Sr. Unsec’d. Notes	6.950	03/06/26	350	353,448
Sr. Unsec’d. Notes	7.350	11/04/27	850	873,437
Jaguar Land Rover Automotive PLC (United Kingdom),
Gtd. Notes, 144A	7.750	10/15/25	650	654,875
Nissan Motor Acceptance Co. LLC,
Sr. Unsec’d. Notes, 144A	2.750	03/09/28	275	234,167
Sr. Unsec’d. Notes, 144A, MTN	1.850	09/16/26	575	500,276
Nissan Motor Co. Ltd. (Japan),
Sr. Unsec’d. Notes, 144A	4.345	09/17/27	250	232,040
PM General Purchaser LLC,
Sr. Sec’d. Notes, 144A (original cost $312,313; purchased 06/10/21 - 12/13/21)(f)	9.500	10/01/28	300	294,362

				8,521,862

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Parts & Equipment 1.1%

Adient Global Holdings Ltd.,
Gtd. Notes, 144A	4.875%	08/15/26	1,050	$1,004,063
Sr. Sec’d. Notes, 144A	7.000	04/15/28	350	350,875
American Axle & Manufacturing, Inc.,
Gtd. Notes	6.250	03/15/26	84	81,969
Gtd. Notes	6.500	04/01/27	1,200	1,169,649
Dana, Inc.,
Sr. Unsec’d. Notes	5.375	11/15/27	2,000	1,916,932
Titan International, Inc.,
Sr. Sec’d. Notes	7.000	04/30/28	375	361,236

				4,884,724

Banks 0.7%

Freedom Mortgage Corp.,
Sr. Unsec’d. Notes, 144A	8.250	04/15/25	450	444,733
Intesa Sanpaolo SpA (Italy),
Sub. Notes, 144A, MTN	5.017	06/26/24	600	583,542
Popular, Inc. (Puerto Rico),
Sr. Unsec’d. Notes	6.125	09/14/23	850	845,682
Sr. Unsec’d. Notes	7.250	03/13/28	1,275	1,287,750

				3,161,707

Building Materials 1.7%

Eco Material Technologies, Inc.,
Sr. Sec’d. Notes, 144A	7.875	01/31/27	550	529,246
JELD-WEN, Inc.,
Gtd. Notes, 144A	4.625	12/15/25	873	858,054
Gtd. Notes, 144A	4.875	12/15/27	1,175	1,057,327
Masonite International Corp.,
Gtd. Notes, 144A	5.375	02/01/28	125	119,062
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A	4.750	01/15/28	1,825	1,697,116
Sr. Unsec’d. Notes, 144A(aa)	5.000	02/15/27	3,300	3,156,129

				7,416,934

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    137

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chemicals 2.6%

Avient Corp.,
Sr. Unsec’d. Notes, 144A(aa)	5.750%	05/15/25	2,474	$2,444,442
Cornerstone Chemical Co.,
Sr. Sec’d. Notes, 144A, Cash coupon 8.250% and PIK 2.000% (original cost $379,118; purchased 05/19/21)(f)	10.250	09/01/27	395	346,144
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A	4.875	06/01/24	665	648,375
Olympus Water US Holding Corp.,
Sr. Sec’d. Notes, 144A	9.750	11/15/28	875	846,365
Rain CII Carbon LLC/CII Carbon Corp.,
Sec’d. Notes, 144A	7.250	04/01/25	1,862	1,852,136
SPCM SA (France),
Sr. Unsec’d. Notes, 144A	3.125	03/15/27	2,025	1,807,465
TPC Group, Inc.,
Sr. Sec’d. Notes, 144A	13.000	12/16/27	204	204,808
Venator Finance Sarl/Venator Materials LLC,
Gtd. Notes, 144A	5.750	07/15/25(d)	411	12,330
Sr. Sec’d. Notes, 144A	9.500	07/01/25(d)	3,375	2,632,500
WR Grace Holdings LLC,
Sr. Sec’d. Notes, 144A	4.875	06/15/27	175	165,363

				10,959,928

Coal 0.2%

Conuma Resources Ltd. (Canada),
Sr. Sec’d. Notes, 144A	13.125	05/01/28	700	659,750

Commercial Services 5.5%

Adtalem Global Education, Inc.,
Sr. Sec’d. Notes, 144A	5.500	03/01/28	646	602,355
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A(aa)	6.625	07/15/26	7,600	7,266,428
Sr. Unsec’d. Notes, 144A	9.750	07/15/27	797	731,227
Alta Equipment Group, Inc.,
Sec’d. Notes, 144A	5.625	04/15/26	1,925	1,801,160
AMN Healthcare, Inc.,
Gtd. Notes, 144A	4.625	10/01/27	950	892,819

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Commercial Services (cont’d.)

Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes, 144A	5.750%	07/15/27	825	$794,827
Gtd. Notes, 144A	5.750	07/15/27	1,625	1,535,925
Brink’s Co. (The),
Gtd. Notes, 144A	5.500	07/15/25	825	816,634
Herc Holdings, Inc.,
Gtd. Notes, 144A	5.500	07/15/27	2,576	2,474,651
Hertz Corp. (The),
Gtd. Notes, 144A	4.625	12/01/26	550	497,149
MPH Acquisition Holdings LLC,
Sr. Sec’d. Notes, 144A	5.500	09/01/28	675	588,373
United Rentals North America, Inc.,
Gtd. Notes	4.875	01/15/28	125	119,166
Verscend Escrow Corp.,
Sr. Unsec’d. Notes, 144A(aa)	9.750	08/15/26	5,235	5,239,895

				23,360,609

Computers 0.8%

CA Magnum Holdings (India),
Sr. Sec’d. Notes, 144A	5.375	10/31/26	250	229,375
NCR Corp.,
Gtd. Notes, 144A	5.750	09/01/27	1,045	1,052,382
Gtd. Notes, 144A	6.125	09/01/29	325	330,309
Tempo Acquisition LLC/Tempo Acquisition Finance Corp.,
Sr. Sec’d. Notes, 144A	5.750	06/01/25	1,700	1,712,580

				3,324,646

Distribution/Wholesale 0.1%

H&E Equipment Services, Inc.,
Gtd. Notes, 144A	3.875	12/15/28	200	175,545
Ritchie Bros Holdings, Inc. (Canada),
Sr. Sec’d. Notes, 144A	6.750	03/15/28	125	126,563

				302,108

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    139

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Diversified Financial Services 5.0%

Bread Financial Holdings, Inc.,
Gtd. Notes, 144A	4.750%	12/15/24	3,225	$3,146,689
goeasy Ltd. (Canada),
Gtd. Notes, 144A	4.375	05/01/26	450	408,838
Gtd. Notes, 144A(aa)	5.375	12/01/24	4,241	4,121,701
LD Holdings Group LLC,
Gtd. Notes, 144A	6.125	04/01/28	1,650	1,081,883
LFS Topco LLC,
Gtd. Notes, 144A	5.875	10/15/26	1,050	936,819
Macquarie Airfinance Holdings Ltd. (United Kingdom),
Sr. Unsec’d. Notes, 144A	8.375	05/01/28	100	101,499
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A	5.500	08/15/28	500	453,292
Gtd. Notes, 144A	6.000	01/15/27	1,256	1,200,946
Navient Corp.,
Sr. Unsec’d. Notes	5.875	10/25/24	200	198,144
Sr. Unsec’d. Notes	6.750	06/25/25	950	939,634
Sr. Unsec’d. Notes, MTN	6.125	03/25/24	1,325	1,316,524
OneMain Finance Corp.,
Gtd. Notes	6.125	03/15/24	500	498,515
Gtd. Notes	6.875	03/15/25	1,075	1,070,768
Gtd. Notes(aa)	7.125	03/15/26	4,150	4,109,735
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A	5.375	10/15/25	1,050	1,003,558
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.,
Gtd. Notes, 144A	2.875	10/15/26	750	668,267

				21,256,812

Electric 2.3%

Calpine Corp.,
Sr. Sec’d. Notes, 144A	4.500	02/15/28	900	826,783
Sr. Sec’d. Notes, 144A(aa)	5.250	06/01/26	1,716	1,665,637
Sr. Unsec’d. Notes, 144A	5.125	03/15/28	1,000	906,826
NRG Energy, Inc.,
Gtd. Notes	5.750	01/15/28	1,132	1,078,020
Gtd. Notes, 144A	3.875	02/15/32	25	19,337
Gtd. Notes, 144A	5.250	06/15/29	400	360,829

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

Vistra Operations Co. LLC,
Gtd. Notes, 144A(aa)	5.000%	07/31/27	3,750	$3,528,226
Gtd. Notes, 144A	5.500	09/01/26	1,500	1,452,020

				9,837,678

Electrical Components & Equipment 1.2%

Energizer Holdings, Inc.,
Gtd. Notes, 144A	6.500	12/31/27	1,500	1,464,024
WESCO Distribution, Inc.,
Gtd. Notes, 144A	7.125	06/15/25	2,175	2,199,688
Gtd. Notes, 144A	7.250	06/15/28	1,200	1,225,236

				4,888,948

Electronics 0.5%

Likewize Corp.,
Sr. Sec’d. Notes, 144A (original cost $2,153,638; purchased 11/30/20 - 04/26/22)(aa)(f)	9.750	10/15/25	2,075	2,007,748

Engineering & Construction 0.0%

Brand Industrial Services, Inc.,
Sr. Sec’d. Notes, 144A	10.375	08/01/30	75	76,453

Entertainment 4.0%

Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A(aa)	6.250	07/01/25	5,050	5,017,613
Sr. Sec’d. Notes, 144A	7.000	02/15/30	1,600	1,615,992
CCM Merger, Inc.,
Sr. Unsec’d. Notes, 144A	6.375	05/01/26	1,750	1,704,537
Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	7.625	04/15/26	1,000	1,000,252
International Game Technology PLC,
Sr. Sec’d. Notes, 144A	6.250	01/15/27	550	548,625
Sr. Sec’d. Notes, 144A	6.500	02/15/25	1,550	1,547,365
Jacobs Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	6.750	02/15/29	225	200,009
Motion Bondco DAC (United Kingdom),
Gtd. Notes, 144A	6.625	11/15/27	650	598,175

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    141

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Entertainment (cont’d.)

Penn Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	5.625%	01/15/27		4,150	$3,917,135
Scientific Games International, Inc.,
Gtd. Notes, 144A	8.625	07/01/25		775	791,513

					16,941,216

Foods 3.6%

Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A	3.250	03/15/26		587	546,023
Gtd. Notes, 144A(aa)	4.625	01/15/27		2,675	2,535,467
Gtd. Notes, 144A	6.500	02/15/28		75	74,723
B&G Foods, Inc.,
Gtd. Notes(aa)	5.250	04/01/25		3,500	3,329,200
Gtd. Notes	5.250	09/15/27		650	560,099
Chobani LLC/Chobani Finance Corp., Inc.,
Gtd. Notes, 144A	7.500	04/15/25		1,900	1,901,327
Market Bidco Finco PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	5.500	11/04/27	GBP	100	100,204
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A(aa)	5.875	09/30/27		4,500	4,445,929
Post Holdings, Inc.,
Gtd. Notes, 144A	5.625	01/15/28		1,338	1,294,097
US Foods, Inc.,
Sr. Sec’d. Notes, 144A	6.250	04/15/25		675	676,357

					15,463,426

Gas 0.4%

AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.750	05/20/27		1,225	1,118,843
Sr. Unsec’d. Notes	5.875	08/20/26		550	518,047

					1,636,890

Healthcare-Services 3.3%

HCA, Inc.,
Gtd. Notes(aa)	5.875	02/15/26		4,214	4,226,153
Gtd. Notes	7.050	12/01/27		792	827,715

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)

Legacy LifePoint Health LLC,
Sr. Sec’d. Notes, 144A	4.375%	02/15/27	210	$181,178
Sr. Sec’d. Notes, 144A	6.750	04/15/25	375	380,581
Prime Healthcare Services, Inc.,
Sr. Sec’d. Notes, 144A(aa)	7.250	11/01/25	3,833	3,652,575
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.,
Gtd. Notes, 144A(aa)	9.750	12/01/26	4,050	3,796,734
Tenet Healthcare Corp.,
Gtd. Notes	6.125	10/01/28	400	381,143
Sr. Sec’d. Notes	4.625	06/15/28	700	647,963
Sr. Sec’d. Notes	4.875	01/01/26	150	145,207

				14,239,249

Home Builders 5.9%

Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A	6.625	01/15/28	600	577,391
Beazer Homes USA, Inc.,
Gtd. Notes(aa)	5.875	10/15/27	3,775	3,647,319
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A(aa)	6.250	09/15/27	3,437	3,175,341
Century Communities, Inc.,
Gtd. Notes	6.750	06/01/27	1,000	1,003,752
Empire Communities Corp. (Canada),
Sr. Unsec’d. Notes, 144A	7.000	12/15/25	2,920	2,803,200
Forestar Group, Inc.,
Gtd. Notes, 144A	3.850	05/15/26	2,030	1,887,502
KB Home,
Gtd. Notes	6.875	06/15/27	432	440,794
M/I Homes, Inc.,
Gtd. Notes	4.950	02/01/28	950	898,012
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A(aa)	5.250	12/15/27	3,350	3,167,090
Meritage Homes Corp.,
Gtd. Notes	6.000	06/01/25	1,115	1,115,219
Shea Homes LP/Shea Homes Funding Corp.,
Sr. Unsec’d. Notes	4.750	02/15/28	550	501,166

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    143

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Home Builders (cont’d.)

STL Holding Co. LLC,
Sr. Unsec’d. Notes, 144A	7.500%	02/15/26	1,155	$1,071,785
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	5.875	06/15/27	2,296	2,262,625
TRI Pointe Group, Inc./TRI Pointe Homes, Inc.,
Gtd. Notes	5.875	06/15/24	700	697,631
Tri Pointe Homes, Inc.,
Gtd. Notes	5.250	06/01/27	1,850	1,787,532

				25,036,359

Household Products/Wares 0.2%

Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. (Canada),
Gtd. Notes, 144A	7.000	12/31/27	500	438,750
Sr. Sec’d. Notes, 144A	5.000	12/31/26	250	232,500

				671,250

Housewares 0.2%

Scotts Miracle-Gro Co. (The),
Gtd. Notes	4.000	04/01/31	575	465,710
Gtd. Notes	4.375	02/01/32	125	101,746
Gtd. Notes	4.500	10/15/29	300	263,335

				830,791

Internet 2.4%

Cablevision Lightpath LLC,
Sr. Sec’d. Notes, 144A	3.875	09/15/27	2,120	1,767,491
Cogent Communications Group, Inc.,
Sr. Sec’d. Notes, 144A	3.500	05/01/26	700	649,710
Gen Digital, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	5.000	04/15/25	6,150	6,063,708
Go Daddy Operating Co. LLC/GD Finance Co., Inc.,
Gtd. Notes, 144A	5.250	12/01/27	600	576,037
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.,
Sr. Sec’d. Notes, 144A	4.750	04/30/27	1,435	1,257,494

				10,314,440

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Iron/Steel 0.9%

Big River Steel LLC/BRS Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625%	01/31/29	1,859	$1,850,923
Cleveland-Cliffs, Inc.,
Gtd. Notes, 144A	6.750	04/15/30	350	340,784
Sr. Sec’d. Notes, 144A	6.750	03/15/26	1,750	1,761,194

				3,952,901

Leisure Time 3.2%

Carnival Corp.,
Gtd. Notes, 144A	5.750	03/01/27	825	763,125
Gtd. Notes, 144A	7.625	03/01/26	1,550	1,524,812
Lindblad Expeditions Holdings, Inc.,
Sr. Sec’d. Notes, 144A	9.000	05/15/28	475	489,719
NCL Corp. Ltd.,
Gtd. Notes, 144A	5.875	03/15/26	1,650	1,559,250
Sr. Sec’d. Notes, 144A	5.875	02/15/27	975	949,572
Sr. Sec’d. Notes, 144A	8.375	02/01/28	475	494,594
Royal Caribbean Cruises Ltd.,
Gtd. Notes, 144A	7.250	01/15/30	225	227,250
Sr. Unsec’d. Notes, 144A	5.375	07/15/27	1,025	971,946
Sr. Unsec’d. Notes, 144A	5.500	04/01/28	725	683,313
Sr. Unsec’d. Notes, 144A	11.625	08/15/27	3,625	3,946,800
Viking Cruises Ltd.,
Gtd. Notes, 144A	5.875	09/15/27	1,475	1,373,210
Gtd. Notes, 144A	6.250	05/15/25	500	487,500

				13,471,091

Lodging 3.5%

Genting New York LLC/GENNY Capital, Inc.,
Sr. Unsec’d. Notes, 144A	3.300	02/15/26	1,375	1,231,530
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes	3.500	08/18/26	500	467,717
MGM Resorts International,
Gtd. Notes(aa)	4.625	09/01/26	4,585	4,347,250
Gtd. Notes	5.750	06/15/25	75	74,087
Gtd. Notes(aa)	6.750	05/01/25	3,162	3,174,767

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    145

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Lodging (cont’d.)

Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp.,
Sr. Sec’d. Notes, 144A(aa)	5.875%	05/15/25	3,896	$3,754,366
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A	5.500	01/15/26	650	608,335
Sr. Unsec’d. Notes, 144A	5.500	10/01/27	1,200	1,084,500

				14,742,552

Machinery-Diversified 1.6%

Maxim Crane Works Holdings Capital LLC,
Sec’d. Notes, 144A (original cost $4,168,820; purchased 04/07/21 - 06/02/21)(aa)(f)	10.125	08/01/24	3,996	4,011,865
TK Elevator US Newco, Inc. (Germany),
Sr. Sec’d. Notes, 144A(aa)	5.250	07/15/27	3,175	2,960,687

				6,972,552

Media 11.8%

AMC Networks, Inc.,
Gtd. Notes	5.000	04/01/24	1,280	1,259,624
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A(aa)	5.000	02/01/28	2,560	2,366,607
Sr. Unsec’d. Notes, 144A(aa)	5.125	05/01/27	5,165	4,845,533
Sr. Unsec’d. Notes, 144A(aa)	5.500	05/01/26	3,074	2,999,710
CSC Holdings LLC,
Gtd. Notes, 144A	5.375	02/01/28	1,950	1,627,728
Gtd. Notes, 144A(aa)	5.500	04/15/27	4,520	3,873,590
Sr. Unsec’d. Notes	5.250	06/01/24	715	667,084
Sr. Unsec’d. Notes, 144A	7.500	04/01/28	200	123,842
DISH DBS Corp.,
Gtd. Notes	5.875	11/15/24	1,850	1,688,125
Gtd. Notes	7.750	07/01/26	2,595	1,678,543
DISH Network Corp.,
Sr. Sec’d. Notes, 144A	11.750	11/15/27	1,690	1,701,134
Gray Television, Inc.,
Gtd. Notes, 144A(aa)	5.875	07/15/26	5,173	4,664,803
iHeartCommunications, Inc.,
Gtd. Notes	8.375	05/01/27	1,145	782,870
Sr. Sec’d. Notes	6.375	05/01/26	2,715	2,350,010

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media (cont’d.)

Midcontinent Communications/Midcontinent Finance Corp.,
Gtd. Notes, 144A	5.375%	08/15/27	2,180	$2,067,199
Nexstar Media, Inc.,
Gtd. Notes, 144A(aa)	5.625	07/15/27	4,045	3,808,435
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Sec’d. Notes, 144A(aa)	4.500	09/15/26	3,350	2,721,389
Sinclair Television Group, Inc.,
Gtd. Notes, 144A	5.125	02/15/27	1,250	1,048,656
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A(aa)	5.125	02/15/25	6,800	6,694,172
Videotron Ltd. (Canada),
Gtd. Notes, 144A(aa)	5.375	06/15/24	3,214	3,173,825

				50,142,879

Mining 2.3%

Arsenal AIC Parent LLC,
Sr. Sec’d. Notes, 144A	8.000	10/01/30	200	204,000
Constellium SE,
Gtd. Notes, 144A	5.875	02/15/26	825	813,656
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A	6.875	10/15/27	400	391,250
Gtd. Notes, 144A	7.500	04/01/25	1,879	1,869,473
Hecla Mining Co.,
Gtd. Notes	7.250	02/15/28	350	346,678
Hudbay Minerals, Inc. (Canada),
Gtd. Notes, 144A	4.500	04/01/26	2,920	2,766,700
New Gold, Inc. (Canada),
Gtd. Notes, 144A	7.500	07/15/27	625	597,188
Novelis Corp.,
Gtd. Notes, 144A	3.250	11/15/26	2,945	2,676,912

				9,665,857

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    147

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Miscellaneous Manufacturing 0.5%

Amsted Industries, Inc.,
Gtd. Notes, 144A	5.625%	07/01/27	1,523	$1,480,771
Trinity Industries, Inc.,
Gtd. Notes, 144A	7.750	07/15/28	500	509,997

				1,990,768

Office/Business Equipment 0.9%

CDW LLC/CDW Finance Corp.,
Gtd. Notes(aa)	4.125	05/01/25	3,982	3,865,364

Oil & Gas 5.3%

Aethon United BR LP/Aethon United Finance Corp.,
Sr. Unsec’d. Notes, 144A	8.250	02/15/26	1,350	1,344,318
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A(aa)	7.000	11/01/26	4,250	4,157,813
Athabasca Oil Corp. (Canada),
Sec’d. Notes, 144A	9.750	11/01/26	1,635	1,690,181
Chesapeake Energy Corp.,
Gtd. Notes, 144A (original cost $3,060,148; purchased 02/02/21 - 01/20/22)(aa)(f)	5.500	02/01/26	2,936	2,883,501
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A	6.375	06/15/26	1,900	1,854,962
Sr. Sec’d. Notes, 144A	7.000	06/15/25	200	197,604
Civitas Resources, Inc.,
Gtd. Notes, 144A	8.375	07/01/28	650	668,676
CNX Resources Corp.,
Gtd. Notes, 144A	7.250	03/14/27	675	674,307
Crescent Energy Finance LLC,
Gtd. Notes, 144A	9.250	02/15/28	325	330,622
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A	5.750	01/30/28	600	585,064
MEG Energy Corp. (Canada),
Gtd. Notes, 144A	7.125	02/01/27	1,850	1,875,438
Nabors Industries, Inc.,
Gtd. Notes, 144A	7.375	05/15/27	900	879,668
Noble Finance II LLC,
Gtd. Notes, 144A	8.000	04/15/30	150	154,505

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

Parkland Corp. (Canada),
Gtd. Notes, 144A	5.875%	07/15/27		1,150	$1,118,375
Precision Drilling Corp. (Canada),
Gtd. Notes, 144A	7.125	01/15/26		525	521,063
Preem Holdings AB (Sweden),
Sr. Unsec’d. Notes, 144A	12.000	06/30/27	EUR	894	1,051,760
Range Resources Corp.,
Gtd. Notes	4.875	05/15/25		200	196,180
Southwestern Energy Co.,
Gtd. Notes	5.375	02/01/29		225	212,572
Gtd. Notes	8.375	09/15/28		900	936,735
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes	6.000	04/15/27		1,200	1,188,809
Valaris Ltd.,
Sec’d. Notes, 144A	8.375	04/30/30		225	229,500

					22,751,653

Packaging & Containers 1.7%

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
Sr. Sec’d. Notes, 144A	4.125	08/15/26		300	281,070
Sr. Unsec’d. Notes, 144A	5.250	08/15/27		1,000	860,000
Graham Packaging Co., Inc.,
Gtd. Notes, 144A	7.125	08/15/28		500	438,188
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC (Canada),
Sr. Sec’d. Notes, 144A	6.000	09/15/28		1,700	1,504,381
LABL, Inc.,
Sr. Sec’d. Notes, 144A	6.750	07/15/26		250	245,616
Sr. Sec’d. Notes, 144A	9.500	11/01/28		175	179,335
Sr. Unsec’d. Notes, 144A	10.500	07/15/27		1,375	1,309,885
Mauser Packaging Solutions Holding Co.,
Sr. Sec’d. Notes, 144A	7.875	08/15/26		475	473,671
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A	6.625	05/13/27		224	223,162
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc.,
Sr. Sec’d. Notes, 144A	4.375	10/15/28		575	510,132

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    149

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Packaging & Containers (cont’d.)

Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC,
Sr. Sec’d. Notes, 144A	4.000%	10/15/27	150	$135,189
Sealed Air Corp./Sealed Air Corp. US,
Gtd. Notes, 144A	6.125	02/01/28	150	149,574
Trident TPI Holdings, Inc.,
Gtd. Notes, 144A	12.750	12/31/28	875	928,233

				7,238,436

Pharmaceuticals 2.3%

AdaptHealth LLC,
Gtd. Notes, 144A	6.125	08/01/28	1,550	1,395,565
Bausch Health Americas, Inc.,
Gtd. Notes, 144A(aa)	8.500	01/31/27	7,909	4,509,541
Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Sec’d. Notes, 144A	4.125	04/30/28	1,000	896,266
P&L Development LLC/PLD Finance Corp.,
Sr. Sec’d. Notes, 144A(aa)	7.750	11/15/25	3,414	2,946,776

				9,748,148

Pipelines 2.8%

Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A	5.750	03/01/27	375	362,886
Gtd. Notes, 144A	7.875	05/15/26	2,525	2,580,462
EQM Midstream Partners LP,
Sr. Unsec’d. Notes, 144A	6.000	07/01/25	505	501,612
Sr. Unsec’d. Notes, 144A	6.500	07/01/27	1,475	1,467,698
Sr. Unsec’d. Notes, 144A	7.500	06/01/27	400	406,210
Global Partners LP/GLP Finance Corp.,
Gtd. Notes	7.000	08/01/27	750	734,127
Howard Midstream Energy Partners LLC,
Sr. Unsec’d. Notes, 144A	8.875	07/15/28	225	229,937
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A	3.600	05/15/25	475	452,591
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A	6.000	03/01/27	1,384	1,316,023

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)

Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., (cont’d.)
Gtd. Notes, 144A	7.500%	10/01/25		1,500	$1,505,714
Western Midstream Operating LP,
Sr. Unsec’d. Notes	3.100	02/01/25		2,100	2,009,011
Sr. Unsec’d. Notes	3.950	06/01/25		425	410,490

					11,976,761

Real Estate 1.1%

Five Point Operating Co. LP/Five Point Capital Corp.,
Gtd. Notes, 144A	7.875	11/15/25		2,675	2,547,798
Greystar Real Estate Partners LLC,
Sr. Sec’d. Notes, 144A	5.750	12/01/25		100	98,540
Howard Hughes Corp. (The),
Gtd. Notes, 144A	5.375	08/01/28		2,372	2,176,445

					4,822,783

Real Estate Investment Trusts (REITs) 2.2%

Diversified Healthcare Trust,
Gtd. Notes(aa)	9.750	06/15/25		2,834	2,804,286
Sr. Unsec’d. Notes	4.750	05/01/24		500	479,484
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes	0.993	10/15/26	EUR	200	169,323
Gtd. Notes	5.000	10/15/27		2,250	1,973,194
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer,
Sr. Sec’d. Notes, 144A	7.500	06/01/25		2,750	2,766,211
RHP Hotel Properties LP/RHP Finance Corp.,
Gtd. Notes	4.750	10/15/27		275	258,563
Gtd. Notes, 144A	7.250	07/15/28		200	203,569
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A	4.500	09/01/26		901	856,953

					9,511,583

Retail 2.3%

1011778 BC ULC/New Red Finance, Inc. (Canada),
Sec’d. Notes, 144A	4.375	01/15/28		792	731,737
Sr. Sec’d. Notes, 144A	3.875	01/15/28		50	45,750

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    151

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Retail (cont’d.)

At Home Group, Inc.,
Sr. Sec’d. Notes, 144A	4.875%	07/15/28		100	$57,893
Brinker International, Inc.,
Gtd. Notes, 144A	5.000	10/01/24		525	516,773
Gtd. Notes, 144A	8.250	07/15/30		775	778,999
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes	4.375	02/07/25	EUR	185	194,461
Sr. Sec’d. Notes	6.250	10/30/25	EUR	285	301,016
Sr. Sec’d. Notes, 144A	6.750	02/07/25		1,125	1,105,897
Sr. Sec’d. Notes, 144A(aa)	8.500	10/30/25		4,511	4,466,837
Ferrellgas LP/Ferrellgas Finance Corp.,
Sr. Unsec’d. Notes, 144A (original cost $226,012; purchased 08/25/22 - 03/17/23)(f)	5.375	04/01/26		250	235,482
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes	5.625	12/01/25		1,100	1,092,984
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes	5.875	03/01/27		225	221,235

					9,749,064

Semiconductors 0.8%

Microchip Technology, Inc.,
Gtd. Notes(aa)	4.250	09/01/25		3,630	3,530,267

Software 2.6%

Black Knight InfoServ LLC,
Gtd. Notes, 144A	3.625	09/01/28		880	805,006
Boxer Parent Co., Inc.,
Sr. Sec’d. Notes, 144A(aa)	7.125	10/02/25		2,000	2,020,000
Camelot Finance SA,
Sr. Sec’d. Notes, 144A(aa)	4.500	11/01/26		5,720	5,369,650
Clarivate Science Holdings Corp.,
Sr. Sec’d. Notes, 144A	3.875	07/01/28		500	446,302
SS&C Technologies, Inc.,
Gtd. Notes, 144A	5.500	09/30/27		2,500	2,415,536

					11,056,494

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications 5.9%

Altice France SA (France),
Sr. Sec’d. Notes, 144A	8.125%	02/01/27	2,820	$2,301,543
Digicel Group Holdings Ltd. (Jamaica),
Sr. Unsec’d. Notes, 144A, Cash coupon 5.000% and PIK 3.000% (original cost $19,625; purchased 03/21/23)(f)	8.000	04/01/25	50	21,711
Digicel International Finance Ltd./Digicel International Holdings Ltd. (Jamaica),
Gtd. Notes, 144A (original cost $140,000; purchased 03/09/23)(f)	8.000	12/31/26(d)	560	117,611
Gtd. Notes, 144A, Cash coupon 6.000% and PIK 7.000% (original cost $1,747,533; purchased 01/05/21 - 12/15/22)(f)	13.000	12/31/25	1,721	1,226,414
Sr. Sec’d. Notes, 144A (original cost $630,750; purchased 01/05/21)(f)	8.750	05/25/24	600	544,344
Sr. Sec’d. Notes, 144A (original cost $3,259,213; purchased 12/02/20 - 12/03/20)(f)	8.750	05/25/24	3,160	2,859,800
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A (original cost $945,000; purchased 04/22/21)(f)	6.750	12/31/23	1,000	190,000
Iliad Holding SASU (France),
Sr. Sec’d. Notes, 144A	6.500	10/15/26	1,545	1,467,750
Level 3 Financing, Inc.,
Gtd. Notes, 144A	4.625	09/15/27	1,530	1,162,247
Sr. Sec’d. Notes, 144A	3.400	03/01/27	2,550	2,250,010
Sprint LLC,
Gtd. Notes	7.625	02/15/25	2,030	2,076,294
Gtd. Notes(aa)	7.625	03/01/26	5,150	5,355,023
Viasat, Inc.,
Sr. Sec’d. Notes, 144A	5.625	04/15/27	550	495,340
Sr. Unsec’d. Notes, 144A(aa)	5.625	09/15/25	3,885	3,643,114
Zayo Group Holdings, Inc.,
Sr. Sec’d. Notes, 144A	4.000	03/01/27	1,900	1,358,687

				25,069,888

Transportation 0.4%

XPO Escrow Sub LLC,
Gtd. Notes, 144A	7.500	11/15/27	275	284,420

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    153

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Transportation (cont’d.)

XPO, Inc.,
Gtd. Notes, 144A	7.125%	06/01/31	75	$75,855
Sr. Sec’d. Notes, 144A	6.250	06/01/28	1,450	1,436,933

				1,797,208

Trucking & Leasing 0.2%

Fortress Transportation & Infrastructure Investors LLC,
Gtd. Notes, 144A	5.500	05/01/28	850	785,589

TOTAL CORPORATE BONDS (cost $458,224,664)				432,087,905

FLOATING RATE AND OTHER LOANS 10.0%

Airlines 0.5%

United Airlines, Inc.,
Class B Term Loan, 3 Month LIBOR + 3.750%	9.292(c)	04/21/28	2,091	2,091,484

Chemicals 0.3%

Venator Materials LLC,
DIP Loan, 3 Month SOFR + 10.000%^	15.091(c)	12/31/23	796	811,633
Initial Term Loan	12.250	08/08/24	625	332,031

				1,143,664

Commercial Services 1.0%

Cimpress PLC,
Tranche B-1 Term Loan, 1 Month SOFR + 3.614%	8.933(c)	05/17/28	980	964,484
Mavis Tire Express Services TopCo LP,
First Lien Initial Term Loan, 1 Month SOFR + 4.000%	9.433(c)	05/04/28	1,303	1,299,858
Trans Union LLC,
2021 Incremental Term B-6 Loan, 1 Month SOFR + 2.250%	7.683(c)	12/01/28	966	964,126
Verscend Holding Corp.,
New Term Loan B, 1 Month SOFR + 4.114%	9.433(c)	08/27/25	980	978,341

				4,206,809

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Computers 0.5%

McAfee Corp.,
Tranche B-1 Term Loan, 1 Month SOFR + 3.850%	8.963%(c)	03/01/29	2,065	$1,992,829

Electric 0.1%

Heritage Power LLC,
Term Loan B, 3 Month LIBOR + 5.000%	12.500(c)	07/30/26	2,534	608,098

Entertainment 0.4%

Golden Entertainment, Inc.,
Term B1 Facility Term Loan, 1 Month SOFR + 2.850%	8.167(c)	05/28/23	1,554	1,550,518

Healthcare-Products 0.4%

Mozart Borrower LP,
Initial Dollar Term Loan, 1 Month SOFR + 3.364%	8.683(c)	10/23/28	1,788	1,768,958

Insurance 0.4%

Acrisure LLC,
2021-1 Additional Term Loan, 1 Month LIBOR + 3.750%	9.183(c)	02/15/27	349	341,839
Term Loan B 2020, 1 Month LIBOR + 3.500%	8.933(c)	02/15/27	399	388,795
Asurion LLC,
New B-9 Term Loan, 3 Month LIBOR + 3.250%	8.788(c)	07/31/27	1,002	956,224

				1,686,858

Media 0.2%

CSC Holdings LLC,
2022 Refinancing Term Loan, 1 Month SOFR + 4.500%	9.722(c)	01/18/28	726	665,745
Univision Communications, Inc.,
2021 Replacement Term Loan, 1 Month SOFR + 3.364%	8.683(c)	03/15/26	399	396,550

				1,062,295

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    155

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Packaging & Containers 0.8%

Trident TPI Holdings, Inc.,
First Lien Tranche B-3 Initial Term Loan, 3 Month LIBOR + 4.000%	9.538%(c)	09/15/28	442	$438,937
Tranche B-5 Initial Term Loan, 3 Month SOFR + 4.500%	9.742(c)	09/15/28	2,848	2,839,226

				3,278,163

Retail 0.6%

Great Outdoors Group LLC,
Term B-2 Loan, 1 Month SOFR + 3.864%	9.183(c)	03/06/28	816	812,448
LBM Acquisition LLC,
First Lien Initial Term Loan, 1 Month SOFR + 3.850%	9.169(c)	12/17/27	1,125	1,088,349
White Cap Buyer LLC,
Initial Closing Date Term Loan, 1 Month SOFR + 3.750%	9.069(c)	10/19/27	884	880,160

				2,780,957

Software 3.3%

athenahealth, Inc.,
Initial Term Loan, 1 Month SOFR + 3.500%	8.805(c)	02/15/29	1,633	1,582,867
Boxer Parent Co., Inc.,
2021 Replacement Dollar Term Loan, 1 Month SOFR + 3.864%	9.183(c)	10/02/25	4,320	4,305,799
Second Lien Incremental Term Loan, 1 Month SOFR + 5.614%	10.933(c)	02/27/26	150	147,000
Dun & Bradstreet Corp.,
Term Loan, 1 Month SOFR +3.000%	8.165(c)	02/08/26	3,692	3,691,671
Finastra USA, Inc.,
Dollar Term Loan (Second Lien), 6 Month LIBOR + 7.250%	12.981(c)	06/13/25	65	59,120
First Lien Dollar Term Loan, 6 Month LIBOR + 3.500%	9.231(c)	06/13/24	3,497	3,383,630
Skillsoft Finance II, Inc.,
Initial Term Loan, 1 Month SOFR + 5.364%	10.558(c)	07/14/28	1,223	1,119,093

				14,289,180

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Telecommunications 1.5%

Digicel International Finance Ltd. (Jamaica),
First Lien Initial Term B Loan, 6 Month LIBOR + 3.250%	8.981%(c)	05/27/24	60	$53,815
Intelsat Jackson Holdings SA (Luxembourg),
Term B Loan, 3 Month SOFR + 4.400%	9.443(c)	02/01/29	2,588	2,582,295
Intrado Corp.,
Initial Term Loan, 2 Month SOFR + 4.000%	9.343(c)	01/31/30	365	363,358
MLN US Holdco LLC,
3L Term B Loans, 3 Month SOFR + 9.250%^	14.660(c)	10/18/27	4	600
Initial Term Loan, 3 Month SOFR + 6.440%	11.850(c)	10/18/27	21	15,467
Initial Term Loan (Second Out (First Lien Roll-Up)), 3 Month SOFR + 6.700%	12.110(c)	10/18/27	48	15,658
Viasat, Inc.,
Initial Term Loan, 1 Month SOFR + 4.500%	9.819(c)	03/02/29	1,290	1,236,787
Xplornet Communications, Inc. (Canada),
First Lien Refinancing Term Loan, 1 Month SOFR + 4.000%	9.433(c)	10/02/28	2,515	2,028,272

				6,296,252

TOTAL FLOATING RATE AND OTHER LOANS (cost $45,067,517)				42,756,065

			Shares
COMMON STOCK 0.0%

Chemicals

TPC Group, Inc.*^
(cost $53,386)			4,927	123,175

TOTAL LONG-TERM INVESTMENTS (cost $537,493,817)				509,336,902

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    157

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2023

Description	Shares	Value

SHORT-TERM INVESTMENT 6.3%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund (cost $26,571,298)(wj)	26,571,298	$26,571,298

TOTAL INVESTMENTS 126.0% (cost $564,065,115)		535,908,200
Liabilities in excess of other assets(z) (26.0)%		(110,505,950)

NET ASSETS 100.0%		$425,402,250

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $935,408 and 0.2% of net assets.
(aa)	Represents security, or a portion thereof, with aggregate value of $172,347,828 segregated as collateral for amount of $125,000,000 borrowed and outstanding as of July 31, 2023.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at July 31, 2023.
(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $17,047,508. The aggregate value of $14,742,967 is 3.5% of net assets.

(oo)	Perpetual security. Maturity date represents next call date.
(wj)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Government Money Market Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Unfunded loan commitment outstanding at July 31, 2023:

Borrower	Principal Amount (000)#	Current Value	Unrealized Appreciation	Unrealized Depreciation

athenahealth, Inc., Initial Delayed Draw Term Loan, 1 Month SOFR + 3.500% (Cap N/A, Floor 0.000%), 3.500%(c), Maturity Date 02/15/29 (cost $201,087)	201	$194,943	$—	$(6,144)

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2023

Futures contracts outstanding at July 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
760	5 Year U.S. Treasury Notes	Sep. 2023	$81,183,436	$(1,250,381)
5	20 Year U.S. Treasury Bonds	Sep. 2023	622,188	(13,835)
5	30 Year U.S. Ultra Treasury Bonds	Sep. 2023	661,094	(13,786)

				(1,278,002)

Short Position:
66	10 Year U.S. Treasury Notes	Sep. 2023	7,352,813	98,018

				$(1,179,984)

Forward foreign currency exchange contracts outstanding at July 31, 2023:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 08/02/23	BNP	GBP	160	$205,194	$204,850	$—	$(344)
Expiring 08/02/23	SSB	GBP	127	162,680	162,429	—	(251)
Euro,
Expiring 08/02/23	BNYM	EUR	1,323	1,458,942	1,455,242	—	(3,700)

				$1,826,816	$1,822,521	—	(4,295)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 08/02/23	BOA	GBP	286	$363,768	$367,279	$—	$(3,511)
Expiring 09/05/23	SSB	GBP	127	162,701	162,456	245	—
Euro,
Expiring 08/02/23	SSB	EUR	1,521	1,663,471	1,672,692	—	(9,221)
Expiring 09/05/23	BNYM	EUR	1,323	1,461,334	1,457,801	3,533	—

				$3,651,274	$3,660,228	3,778	(12,732)

						$3,778	$(17,027)

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    159

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2023

Credit default swap agreements outstanding at July 31, 2023:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at July 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.IG.40.V1	06/20/28	1.000%(Q)	17,600	$(231,372)	$(303,620)	$(72,248)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at July 31, 2023(4)	Value at Trade Date	Value at July 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):
CDX.NA.HY.40.V1	06/20/28	5.000%(Q)	48,418	4.094%	$199,667	$1,983,535	$1,783,868

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2023

Total return swap agreement outstanding at July 31, 2023:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreement:
iBoxx USD Investment Grade Index(T)	1 Day SOFR(Q)/ 5.310%	BNP	12/20/23	(3,259)	$37,397	$—	$37,397

(1)

On a long total return swap, the Fund receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Fund makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$—	$—	$37,397	$—

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

CGM	$3,865,000	$—

JPS	1,262,000	—

Total	$5,127,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    161

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2023

The following is a summary of the inputs used as of July 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Collateralized Loan Obligations	$—	$34,365,772	$—
Convertible Bond	—	3,985	—
Corporate Bonds	—	432,087,905	—
Floating Rate and Other Loans	—	41,943,832	812,233
Common Stock	—	—	123,175
Short-Term Investment
Affiliated Mutual Fund	26,571,298	—	—

Total	$26,571,298	$508,401,494	$935,408

Other Financial Instruments*
Assets
Futures Contracts	$98,018	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	3,778	—
Centrally Cleared Credit Default Swap Agreement	—	1,783,868	—
OTC Total Return Swap Agreement	—	37,397	—

Total	$98,018	$1,825,043	$—

Liabilities
Unfunded Loan Commitment	$—	$(6,144)	$—
Futures Contracts	(1,278,002)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(17,027)	—
Centrally Cleared Credit Default Swap Agreement	—	(72,248)	—

Total	$(1,278,002)	$(95,419)	$—

*

Other financial instruments are derivative instruments, with the exception of unfunded loan commitments, and are not reflected in the Schedule of Investments. Futures, forwards, centrally cleared swap contracts and unfunded loan commitments are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2023 were as follows:

Media	12.0%
Collateralized Loan Obligations	8.1
Telecommunications	7.4
Commercial Services	6.5
Affiliated Mutual Fund	6.3

Software	5.9%
Home Builders	5.9
Oil & Gas	5.3
Diversified Financial Services	5.0
Entertainment	4.4

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2023

Industry Classification (continued):

Foods	3.6%
Lodging	3.5
Healthcare-Services	3.3
Leisure Time	3.2
Aerospace & Defense	3.0
Retail	2.9
Chemicals	2.9
Pipelines	2.8
Airlines	2.5
Packaging & Containers	2.5
Electric	2.4
Internet	2.4
Pharmaceuticals	2.3
Mining	2.3
Real Estate Investment Trusts (REITs)	2.2
Auto Manufacturers	2.0
Building Materials	1.7
Machinery-Diversified	1.6
Computers	1.3
Electrical Components & Equipment	1.2
Auto Parts & Equipment	1.1
Real Estate	1.1
Iron/Steel	0.9
Office/Business Equipment	0.9

Semiconductors	0.8%
Banks	0.7
Apparel	0.6
Electronics	0.5
Miscellaneous Manufacturing	0.5
Transportation	0.4
Healthcare-Products	0.4
Insurance	0.4
Gas	0.4
Housewares	0.2
Trucking & Leasing	0.2
Household Products/Wares	0.2
Coal	0.2
Distribution/Wholesale	0.1
Engineering & Construction	0.0 *

126.0
Liabilities in excess of other assets	(26.0)

100.0%

*	Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of July 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$1,783,868*	Due from/to broker-variation margin swaps	$72,248*

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    163

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2023

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	$3,778		Unrealized depreciation on OTC forward foreign currency exchange contracts	$17,027
Interest rate contracts	Due from/to broker-variation margin futures	98,018	*	Due from/to broker-variation margin futures	1,278,002	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	37,397		—	—

		$1,923,061			$1,367,277

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended July 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$2,539,367
Foreign exchange contracts	—	(23,966)	—
Interest rate contracts	(172,872)	—	(218,955)

Total	$(172,872)	$(23,966)	$2,320,412

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$1,345,876
Foreign exchange contracts	—	(65,879)	—
Interest rate contracts	(1,179,984)	—	37,397

Total	$(1,179,984)	$(65,879)	$1,383,273

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2023

For the year ended July 31, 2023, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$19,143,643
Futures Contracts - Short Positions (1)	1,470,562
Forward Foreign Currency Exchange Contracts - Purchased (2)	2,065,733
Forward Foreign Currency Exchange Contracts - Sold (2)	4,097,157
Credit Default Swap Agreements - Buy Protection (1)	9,315,000
Credit Default Swap Agreements - Sell Protection (1)	47,365,760
Total Return Swap Agreements (1)	3,241,800

*	Average volume is based on average quarter end balances as noted for the year ended July 31, 2023.
(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BNP	$37,397	$(344)	$37,053	$—	$37,053
BNYM	3,533	(3,700)	(167)	—	(167)
BOA	—	(3,511)	(3,511)	—	(3,511)
SSB	245	(9,472)	(9,227)	—	(9,227)

	$41,175	$(17,027)	$24,148	$—	$24,148

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    165

PGIM Short Duration High Yield Opportunities Fund

Statement of Assets & Liabilities

as of July 31, 2023

Assets

Investments at value:
Unaffiliated investments (cost $537,493,817)	$509,336,902
Affiliated investments (cost $26,571,298)	26,571,298
Cash	2,646,114
Foreign currency, at value (cost $237,258)	237,941
Dividends and interest receivable	8,021,321
Deposit with broker for centrally cleared/exchange-traded derivatives	5,127,000
Due from broker—variation margin futures	40,630
Unrealized appreciation on OTC swap agreements	37,397
Receivable for investments sold	33,646
Unrealized appreciation on OTC forward foreign currency exchange contracts	3,778
Prepaid expenses and other assets	117,213

Total Assets	552,173,240

Liabilities

Loan payable	125,000,000
Interest payable	655,348
Management fee payable	465,013
Payable for investments purchased	334,425
Accrued expenses and other liabilities	142,388
Dividends payable	121,556
Exchange listing fees payable	27,239
Unrealized depreciation on OTC forward foreign currency exchange contracts	17,027
Unrealized depreciation on unfunded loan commitment	6,144
Due to broker—variation margin swaps	1,097
Trustees’ fees payable	753

Total Liabilities	126,770,990

Net Assets	$425,402,250

Net assets were comprised of:
Shares of beneficial interest, at par	$24,673
Paid-in capital in excess of par	482,839,222
Total distributable earnings (loss)	(57,461,645)

Net assets, July 31, 2023	$425,402,250

Net asset value and redemption price per share ($425,402,250 ÷ 24,673,056 common shares issued and outstanding)	$17.24

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Statement of Operations

Year Ended July 31, 2023

Net Investment Income (Loss)

Income
Interest income	$29,576,825
Unaffiliated dividend income	621,393
Affiliated dividend income	537,533

Total income	30,735,751

Expenses
Management fee	5,289,772
Interest expense	5,708,696
Professional fees	107,171
Shareholders’ reports	74,667
Custodian and accounting fees	48,550
Audit fee	45,000
Exchange listing fees	27,239
Transfer agent’s fees and expenses	15,376
Trustees’ fees	11,120
Miscellaneous	44,914

Total expenses	11,372,505

Net investment income (loss)	19,363,246

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions	(4,538,454)
Futures transactions	(172,872)
Forward currency contract transactions	(23,966)
Swap agreement transactions	2,320,412
Foreign currency transactions	2,394

(2,412,486)

Net change in unrealized appreciation (depreciation) on:
Investments	9,175,303
Futures	(1,179,984)
Forward currency contracts	(65,879)
Swap agreements	1,383,273
Foreign currencies	976
Unfunded loan commitment	8,085

9,321,774

Net gain (loss) on investment and foreign currency transactions	6,909,288

Net Increase (Decrease) In Net Assets Resulting From Operations	$26,272,534

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    167

PGIM Short Duration High Yield Opportunities Fund

Statements of Changes in Net Assets

	Year Ended July 31,

	2023	2022
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$19,363,246	$17,171,252
Net realized gain (loss) on investment and foreign currency transactions	(2,412,486)	(3,753,824)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	9,321,774	(41,424,592)

Net increase (decrease) in net assets resulting from operations	26,272,534	(28,007,164)

Dividends and Distributions
Distributions from distributable earnings	(27,273,240)	(26,846,491)

Tax return of capital distributions	(4,703,041)	(5,129,790)

Total dividends and distributions	(31,976,281)	(31,976,281)

Total increase (decrease)	(5,703,747)	(59,983,445)

Net Assets:

Beginning of year	431,105,997	491,089,442

End of year	$425,402,250	$431,105,997

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Statement of Cash Flows

Year Ended July 31, 2023

Cash Flows Provided By / (Used For) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$26,272,534

Adjustments To Reconcile Net Increase (Decrease) In Net Assets Resulting From Operations To Net Cash Provided By / (Used For) Operating Activities:
Proceeds from disposition of long-term portfolio investments, net of amounts receivable	137,402,495
Purchases of long-term portfolio investments, net of amounts payable	(163,817,107)
Net proceeds (purchases) of short-term portfolio investments	35,268,348
Net premiums (paid) received for swap agreements	3,666,288
Amortization of premium and accretion of discount on portfolio investments	3,698,096
Net realized (gain) loss on investment transactions	4,538,454
Net realized (gain) loss on futures transactions	172,872
Net realized (gain) loss on forward currency contract transactions	23,966
Net realized (gain) loss on swap agreement transactions	(2,320,412)
Net realized (gain) loss on foreign currency transactions	(2,394)
Net change in unrealized (appreciation) depreciation on investments	(9,175,303)
Net change in unrealized (appreciation) depreciation on futures	1,179,984
Net change in unrealized (appreciation) depreciation on forward currency contracts	65,879
Net change in unrealized (appreciation) depreciation on swap agreements	(1,383,273)
Net change in unrealized (appreciation) depreciation on foreign currencies	(976)
Net change in unrealized (appreciation) depreciation on unfunded loan commitment	(8,085)
(Increase) Decrease In Assets:
Dividends and interest receivable	98,743
Prepaid expenses and other assets	(115,524)
Increase (Decrease) In Liabilities:
Interest payable	351,599
Management fee payable	2,818
Accrued expenses and other liabilities	34,620
Dividends payable	(4,533)
Exchange listing fees payable	27,239
Due to broker - variation margin swaps	1,097
Trustees’ fees payable	(110)

Total adjustments	9,704,781

Net cash provided by (used for) operating activities	35,977,315

Effect of exchange rate changes on cash	(1,373,452)

Cash Flows Provided By (Used For) Financing Activities:
Cash paid on distributions from distributable earnings	(31,976,281)

Net cash provided by (used for) financing activities	(31,976,281)

Net increase (decrease) in cash and restricted cash, including foreign currency	2,627,582

Cash and restricted cash at beginning of year	5,424,103

Cash And Restricted Cash At End Of Year, Including Foreign Currency	$8,051,685

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense	$5,357,097

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    169

PGIM Short Duration High Yield Opportunities Fund

Statement of Cash Flows    (continued)

Year Ended July 31, 2023

Reconciliation Of Cash And Restricted Cash Reported With The Statement Of Assets And Liabilities To The Statement Of Cash Flows:

July 31, 2023

Cash	$2,646,114
Foreign currency, at value	237,941
Restricted cash:
Deposit with broker for centrally cleared/exchange-traded derivatives	5,127,000
Due from broker-variation margin futures	40,630

Total Cash and Restricted Cash, Including Foreign Currency	$8,051,685

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Financial Highlights

Year Ended July 31, 2023

	Year Ended July 31,		November 25, 2020(a) through July 31, 2021
	2023	2022

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$17.47	$19.90	$20.00
Income (loss) from investment operations:
Net investment income (loss)	0.78	0.70	0.42
Net realized and unrealized gain (loss) on investment	0.29	(1.83)	0.24
Total from investment operations	1.07	(1.13)	0.66
Less Dividends and Distributions:
Dividends from net investment income	(1.11)	(1.09)	(0.73)
Tax return of capital distributions	(0.19)	(0.21)	(0.03)
Total dividends and distributions	(1.30)	(1.30)	(0.76)
Net asset value, end of period	$17.24	$17.47	$19.90
Market price, end of period	$15.27	$15.59	$19.50
Total Return(c):	6.75%	(13.84)%	1.38%

Ratios/Supplemental Data:
Net assets, end of period (000)	$425,402	$431,106	$491,089
Average net assets (000)	$419,758	$465,574	$489,610
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement(e)	2.71%	1.75%	1.50	%(f)
Expenses before waivers and/or expense reimbursement(e)	2.71%	1.75%	1.50	%(f)
Net investment income (loss)	4.61%	3.69%	3.09	%(f)
Portfolio turnover rate(g)	27%	32%	45%
Asset coverage	440%	445%	419%
Total debt outstanding at period-end (000)	$125,000	$125,000	$154,000

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the closing market price on the last day for the period reported. Dividends are assumed, for the purpose of this calculation, to be reinvested at prices obtainable under the Fund’s dividend reinvestment plan. This amount does not reflect brokerage commissions or sales load. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

Includes interest expense of 1.36%, 0.37% and 0.20%, for the year ended July 31, 2023, 2022 and period ended July 31, 2021, respectively. Includes tax expense of 0.01% for the period ended July 31, 2021.

(f)	Annualized, with the exception of certain non-recurring expenses.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

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Notes to Financial Statements

1.	Organization

PGIM Global High Yield Fund, Inc. (“Global High Yield” or “GHY”), PGIM High Yield Bond Fund, Inc. (“High Yield Bond” or “ISD”) and PGIM Short Duration High Yield Opportunities Fund (“Short Duration High Yield Opportunities” or “SDHY”) (each, a “Fund” and collectively, the “Funds”) are registered under the Investment Company Act of 1940, as amended (“1940 Act”), as diversified, closed-end management investment companies. Global High Yield and High Yield Bond were organized as Maryland corporations on July 23, 2012 and November 14, 2011, respectively. Short Duration High Yield Opportunities was organized as a Maryland statutory trust on May 18, 2020.

The Funds have the following investment objective(s):

Fund	Investment Objective(s)
Global High Yield	Provide a high level of current income.
High Yield Bond	Provide a high level of current income.
Short Duration High Yield Opportunities	Provide total return, through a combination of current income and capital appreciation.

2.	Accounting Policies

The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Funds consistently follow such policies in the preparation of their financial statements.

Securities Valuation: The Funds hold securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Funds’ investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. Global High Yield and High Yield Bond Board of Directors and Short Duration High Yield Opportunities Board of Trustees (collectively, the “Board Members”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”) Pursuant to the Board Member’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Funds to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Funds’ foreign investments may change on days when investors cannot purchase or sell Fund shares.

Various inputs determine how the Funds’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (ETFs) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Funds utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business

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Notes to Financial Statements (continued)

days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Floating rate and other loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Floating rate and other loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Floating rate and other loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Funds utilize the market approach when quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board Members. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Funds enter into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange

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Notes to Financial Statements (continued)

rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Funds’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency. The cash amounts pledged for forward currency contracts are considered restricted cash and are included in “Cash segregated for counterparty - OTC” in the Statement of Assets and Liabilities.

Swap Agreements: Certain Funds entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments. The cash amounts pledged for swaps contracts are considered restricted cash and are included in “Due from broker-variation margin swaps” and “Deposit with broker for centrally cleared/exchange-traded derivatives” in the Statement of Assets and Liabilities.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

Certain Funds are subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be “short the credit” because the higher the contract value rises, the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. Certain Funds are subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. Certain Funds entered into total return swaps to manage its exposure to a security or an index. The Funds’ maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

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Notes to Financial Statements (continued)

Floating Rate and Other Loans: Certain Funds invested in floating rate and other loans. Floating rate and other loans include loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the floating rate and other loans market. The Funds acquire interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a floating rate and other loans assignment, a Funds generally will succeed to all the rights and obligations of an assigning lending institution and become a lender under the loan agreement with the relevant borrower in connection with that loan. Under a floating rate and other loans participation, the Funds generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Funds generally will have the right to receive payments of principal, interest, and any fees to which they are entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Funds may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, a Funds will assume the credit risk of both the borrower and the institution selling the participation to the Funds.

Master Netting Arrangements: The Funds are subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Funds. A master netting arrangement between the Funds and the counterparty permits the Funds to offset amounts payable by the Fund to the same counterparty against amounts to be received and by the receipt of collateral from the counterparty by the Funds to cover the Funds’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Each Fund is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights: Certain Funds held warrants and rights acquired either through a direct purchase or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Funds until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board Members approved fair valuation procedures.

Payment-In-Kind: Certain Funds invested in the open market or received pursuant to debt restructuring securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have the same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

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Notes to Financial Statements (continued)

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Funds become aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts.

Taxes: It is each Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders (for purposes of this report the shareholders of SDHY and the stockholders of ISD and GHY are referred to as “shareholders”). Therefore, no federal income tax provision is required. However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income for the calendar year and 98.2% of its net capital gains for a one-year period ending on October 31 exceed the distributions from such taxable income and net capital gains for the calendar year. The Global High Yield paid approximately $269,000 of Federal excise taxes attributable to calendar year 2022 in March 2023. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Funds intend to make a level dividend distribution each month to the holders of common stock of ISD and GHY, and to the holders of common shares of beneficial interest (“common shares”) of SDHY (sometimes collectively referred to herein as “shares”). The level dividend rate may be modified by the Board Members from time to time, and will be based upon the past and projected performance and expenses of the Funds. The Funds intend to also make a distribution during or with respect to each calendar year (which may be combined with a regular monthly distribution), which will generally include any net investment income and net realized capital gain for the year not otherwise distributed.

PGIM Investments has received an order from the Securities and Exchange Commission (the “SEC”) granting the Funds an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit certain closed-end funds managed by PGIM Investments to include realized long-term capital gains as a part of their respective regular distributions to the holders of common stock/common shares more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). The Funds intend to rely on this exemptive order. The Board Members may, at the request of PGIM Investments, adopt a managed distribution policy.

Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

Each Fund has a management agreement with PGIM Investments. Pursuant to these agreements, PGIM Investments has responsibility for all investment advisory services,, supervises the subadviser’s performance of such services and renders administrative services. With respect to ISD and GHY, PGIM Investments has entered into subadvisory agreements with PGIM, Inc., which provides subadvisory services to the Funds through its business unit PGIM Fixed Income, and PGIM, Inc. has entered into a sub-subadvisory agreement with PGIM Limited. With respect to SDHY, PGIM Investments has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its business unit PGIM Fixed Income, and PGIM Limited (collectively the “subadviser”).

The management fee paid to the Manager is accrued daily and payable monthly, using the average daily value of the Fund’s investable assets at the respective annual rates specified below. “Investable assets” refers to the net assets attributable to the outstanding common stock of the Fund plus the liquidation preference of any outstanding preferred stock issued by the Fund, the principal amount of any borrowings and the principal on any debt securities issued by the Fund.

Fund	Management Fee
Global High Yield	0.85%
High Yield Bond	0.80
Short Duration High Yield Opportunities	1.00

PGIM Investments, PGIM Limited and PGIM, Inc. are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

The Funds may invest their overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a series of the Prudential Government Money Market Fund, Inc., registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Government Fund. In addition to the realized and unrealized gains on

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Notes to Financial Statements (continued)

investments in the Core Government Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income”.

The Funds may enter into certain securities purchase or sale transactions under Board Members approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended July 31, 2023, no Rule 17a-7 transactions were entered into by the Funds.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended July 31, 2023, were as follows:

Fund	Cost of Purchases	Proceeds from Sales
Global High Yield	$183,203,020	$152,511,719
High Yield Bond	146,888,572	119,748,817
Short Duration High Yield Opportunities	149,399,160	128,792,700

A summary of the cost of purchases and proceeds from sales of shares of an affiliated mutual fund for the year ended July 31, 2023, is presented as follows:

Global	High Yield

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund(1)(wj)
$—	$80,816,090	$79,288,914	$—	$—	$1,527,176	1,527,176	$198,551

High Yield Bond

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund(1)(wj)
$—	$55,784,623	$41,218,609	$—	$—	$14,566,014	14,566,014	$177,090

Short Duration High Yield Opportunities

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund(1)(wj)
$—	$71,846,815	$45,275,517	$—	$—	$26,571,298	26,571,298	$537,533

(1)	The Fund did not have any capital gain distributions during the reporting period.
(wj)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Government Money Market Fund.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par for the Funds indicated below.

For the year ended July 31, 2023, the adjustments were as follows:

Fund	Total Distributable Earnings (Loss)	Paid-in Capital in Excess of Par
Global High Yield (a)	$269,034	$(269,034)

(a)	Non-deductible Excise Tax.

For the year ended July 31, 2023, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Fund	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions
Global High Yield	$51,564,088	$—	$—	$51,564,088
High Yield Bond	36,503,713	—	5,399,759	41,903,472
Short Duration High Yield Opportunities	27,273,240	—	4,703,041	31,976,281

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Notes to Financial Statements (continued)

For the year ended July 31, 2022, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Fund	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions
Global High Yield	$51,564,088	$—	$—	$51,564,088
High Yield Bond	35,564,527	—	6,338,945	41,903,472
Short Duration High Yield Opportunities	26,846,491	—	5,129,790	31,976,281

The United States federal income tax basis of the Funds’ investments and the net unrealized depreciation as of July 31, 2023 were as follows:

Fund	Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Global High Yield	$759,798,612	$10,027,173	$(119,613,204)	$(109,586,031)
High Yield Bond	649,639,434	2,403,617	(75,519,369)	(73,115,752)
Short Duration High Yield Opportunities	581,318,861	3,909,952	(47,877,042)	(43,967,090)

The difference between GAAP basis and tax basis was primarily attributable to deferred losses on wash sales, differences in the treatment of premium amortization for GAAP and tax purposes, securities in default and mark-to-market receivables and payables.

For federal income tax purposes, the following Funds had an approximated capital loss carryforward as of July 31, 2023 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Fund	Capital Loss Carryforward	Capital Loss Carryforward Utilized
Global High Yield	$130,093,000	$—
High Yield Bond	82,770,000	—
Short Duration High Yield Opportunities	13,079,000	—

The Funds indicated below elected to treat the below approximated losses as having been incurred in the following fiscal year (July 31, 2024).

Fund	Qualified Late-Year Losses	Post-October Capital Losses
Global High Yield	$6,382,000	$—
High Yield Bond	298,000	—
Short Duration High Yield Opportunities	220,000	—

The Manager has analyzed the Funds’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Funds’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended July 31, 2023 are subject to such review.

7.	Capital and Ownership

Global High Yield and High Yield Bond have 1 billion shares of $0.001 par value common stock authorized. Short Duration High Yield Opportunities has authorized an unlimited amount of common shares of beneficial interest with $0.001 par value per share. As of July 31, 2023, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Funds as follows:

Fund	Number of Shares	Percentage of Outstanding Shares
Global High Yield	13,213	0.03%
High Yield Bond	13,381	0.04
Short Duration High Yield Opportunities	6,027	0.02

At the reporting period end, the number of shareholders holding greater than 5% of the Funds are as follows:

Fund	Number of Shareholders	Percentage of Outstanding Shares
Affiliated:
Global High Yield	—	—%
High Yield Bond	—	—
Short Duration High Yield Opportunities	—	—
Unaffiliated:
Global High Yield	5	48.6
High Yield Bond	6	58.9
Short Duration High Yield Opportunities	6	72.8

For the reporting period ended July 31, 2023, the Funds did not issue any shares of common stock/common shares in connection with the Funds’ dividend reinvestment plan.

8.	Borrowings and Re-hypothecation

Each Fund has entered into a committed credit facility agreement (the “Credit Facility”). Global High Yield has entered into a credit facility agreement with BNP Paribas Prime Brokerage, Inc.; High Yield Bond and Short Duration High Yield Opportunities have entered into credit facility agreements with The Bank of Nova Scotia (collectively, the “Financial Institutions”) pursuant to which Global High Yield, High Yield Bond and Short Duration High Yield Opportunities may borrow up to a maximum commitment amount of $300 million, $240 million and $250 million, respectively. Effective May 1, 2023, the Funds will pay interest in the amount of 0.85% plus the daily Secured Overnight Financing Rate (“SOFR”) on the amount outstanding. Prior to May 1, 2023, the Funds paid interest in the amount of 0.75% plus the 1-month U.S. Dollar London Interbank Offered Rate (“LIBOR”) on the amount outstanding. Such interest expenses, as well as fees for the Credit Facility (including

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Notes to Financial Statements (continued)

commitment fees for any portion of the Credit Facility not drawn upon at any time during the period), are disclosed in the Statement of Operations under Interest expense. The Funds’ obligations under the Credit Facility are secured by the assets of the Funds segregated for the purpose of securing the amount borrowed and are indicated in the Schedule of Investments. The purpose of the Credit Facility is to provide the Funds with portfolio leverage and to meet its general cash flow requirements. If the Funds fails to meet certain requirements or maintain other financial covenants required under the Credit Facility, the Funds may be required to repay immediately, in part or in full, the loan balance outstanding.

The following Funds utilized the credit facility during the year ended July 31, 2023. The average balance outstanding is for the number of days the Funds utilized the credit facility.

Fund	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at July 31, 2023
Global High Yield	$110,000,000	5.17%	365	$145,000,000	$145,000,000
High Yield Bond	119,936,986	5.11	365	130,000,000	130,000,000
Short Duration High Yield Opportunities	109,438,356	5.14	365	125,000,000	125,000,000

Re-hypothecation: The credit facility permits, subject to certain conditions, the Financial Institutions to re-hypothecate, a portion of the portfolio securities segregated by the Funds as collateral. The Funds continue to receive interest on re-hypothecated securities. The Funds also have the right under the agreement to recall the re-hypothecated securities from the Financial Institutions on demand. If the Financial Institutions fail to deliver the recalled security in a timely manner, the Funds will be compensated by the Financial Institutions for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by the Financial Institutions, the Funds, upon notice to the Financial Institutions, may reduce the loan balance outstanding by the value of the recalled security failed to be returned plus accrued interest. The Funds will receive a portion of the fees earned by the Financial Institutions in connection with the re-hypothecation of portfolio securities which reduces the interest expense on borrowings. For the year ended July 31, 2023, there were no re-hypothecated securities.

9.	Risks of Investing in the Funds

The following is a summary description of principal risks of investing in the Funds. Each Fund’s risks include, but are not limited to, some or all of the risks discussed below.

Credit Risk: This is the risk that the issuer, the guarantor, or the insurer of a fixed income security, or the counterparty to a contract may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer, or counterparty to pay back debt. The lower the credit quality of a bond, the more sensitive it is to credit risk.

Cyber Security Risk: Failures or breaches of the electronic systems of the Fund, the Fund’s manager, subadviser and other service providers, or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund’s service providers or issuers of securities in which the Fund invests.

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk

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Notes to Financial Statements (continued)

exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. Similarly, a rise in interest rates may also have a greater negative impact on the value of equity securities whose issuers expect earnings further out in the future. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risk: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Leverage Risk: The Fund may seek to enhance the level of its current distributions to holders of common shares through the use of leverage. The Fund may use leverage through borrowings, including loans from certain financial institutions. The Fund may borrow in amounts up to 33 1/3% (as determined immediately after borrowing) of the Fund’s investable assets. The use of leverage can create special risks. There can be no assurance that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

Limited Term and Tender Offer Risk (applicable to SDHY only): In accordance with the Fund’s Declaration of Trust (the “Declaration of Trust”), the Fund intends to terminate as of the close of business on the ninth anniversary of the effective date of the Fund’s initial registration statement, which the Fund currently expects to occur on or about November 30, 2029 (the “Dissolution Date”); provided that the Board may, by a vote of a majority of the Board and seventy-five percent (75%) of the members of the Board who either (i) have been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if less than thirty-six months) or (ii) were nominated to serve as a member of the Board by a majority of the Continuing Trustees (as defined in the Declaration of Trust) then members of the Board (the “75% Requirement”) (a “Board Action Vote”), without shareholder approval, extend the Dissolution Date once for up to six months, which date shall then become the Dissolution Date. Notwithstanding the foregoing, the Board may determine, by a Board Action Vote, to cause the Fund to conduct a tender offer, as of a date within twelve months preceding the Dissolution Date (as may be extended as described above), to all common shareholders to purchase 100% of the then outstanding Common Shares of the Fund at a price equal to the NAV per Common Share on the expiration date of the tender offer (an “Eligible Tender Offer”). The Board has

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Notes to Financial Statements (continued)

established that the Fund must have at least $200 million of net assets immediately following the completion of an Eligible Tender Offer to ensure the continued viability of the Fund (the “Dissolution Threshold”). In an Eligible Tender Offer, the Fund will offer to purchase all Common Shares held by each common shareholder; provided that if the number of properly tendered Common Shares would result in the Fund having aggregate net assets below the Dissolution Threshold, the Eligible Tender Offer will be canceled, no Common Shares will be repurchased pursuant to the Eligible Tender Offer, and the Fund will terminate as scheduled. If an Eligible Tender Offer is conducted and the number of properly tendered Common Shares would result in the Fund having aggregate net assets greater than or equal to the Dissolution Threshold, all Common Shares properly tendered and not withdrawn will be purchased by the Fund pursuant to the terms of the Eligible Tender Offer. Following the completion of an Eligible Tender Offer, the Board may, by a Board Action Vote, eliminate the Dissolution Date without shareholder approval and cause the Fund to have a perpetual existence. Unless the limited term provision of the Declaration of Trust is amended by the Board and the shareholders in accordance with the Declaration of Trust, or unless the Fund completes an Eligible Tender Offer and converts to perpetual existence, the Fund will terminate on or about the Dissolution Date (subject to possible extension). The Fund is not a so-called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund as its investment objective is not to return its original NAV on the Dissolution Date or in an Eligible Tender Offer. The Fund’s investment objective and policies are not designed to seek to return to investors that purchase shares in this offering their initial investment on the Dissolution Date or in an Eligible Tender Offer, and such investors and investors that purchase shares after the completion of this offering may receive more or less than their original investment upon dissolution or in an Eligible Tender Offer. Because the assets of the Fund will be liquidated in connection with the dissolution, the Fund will incur transaction costs in connection with dispositions of portfolio securities. The Fund does not limit its investments to securities having a maturity date prior to the Dissolution Date and may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. In particular, the Fund’s portfolio may still have large exposures to illiquid securities as the Dissolution Date approaches, and losses due to portfolio liquidation may be significant. The Fund generally considers “illiquid securities” to be securities that cannot be sold or disposed of within seven days in the ordinary course of business at approximately the value used by the Fund in determining its NAV. During the Wind-Down Period, the Fund may begin liquidating all or a portion of the Fund’s portfolio, and the Fund may deviate from its investment strategy and may not achieve its investment objective. As a result, during the Wind-Down Period, the Fund’s distributions may decrease, and such distributions may include a return of capital. It is expected that common shareholders will receive cash in any liquidating distribution from the Fund, regardless of their participation in the Fund’s automatic dividend reinvestment plan. However, if on the Dissolution Date the Fund owns securities for which no market exists or securities that are trading at depressed prices, such securities may be placed in a liquidating trust. The Fund cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust. The Fund may receive proceeds from the disposition of portfolio investments that are less than the valuations of such investments by the Fund and, in particular, losses from the disposition of illiquid securities may be significant. The disposition of portfolio investments by the Fund could also cause market prices of such instruments, and hence the NAV and market price of the Common Shares, to decline. In addition, disposition of portfolio investments will cause the Fund to incur increased brokerage and related transaction expenses. Moreover, in conducting such portfolio transactions, the Fund may need to deviate from its investment policies and may not achieve its investment objective. The Fund’s portfolio composition may change as its portfolio holdings mature or are called or sold in anticipation of an Eligible Tender Offer or the Dissolution Date. During such period(s), it is possible that the Fund will hold a greater percentage of its total assets in shorter term and lower yielding securities and cash and cash equivalents than it would otherwise, which may impede the Fund’s ability to achieve its investment objective and adversely impact the Fund’s performance and distributions to common shareholders, which may in turn adversely impact the market value of the Common Shares. In addition, the Fund may be required to reduce its leverage, which could also adversely impact its performance. The additional cash or cash equivalents held by the Fund could be obtained through reducing the Fund’s distributions to common shareholders and/or holding cash in lieu of reinvesting, which could limit the ability of the Fund to participate in new investment opportunities. The Fund does not limit its investments to securities having a maturity date prior to or around the Dissolution Date, which may exacerbate the foregoing risks and considerations. A common shareholder may be subject to the foregoing risks over an extended period of time, particularly if the Fund conducts an Eligible Tender Offer and is also subsequently terminated by or around the Dissolution Date. If the Fund conducts an Eligible Tender Offer, the Fund anticipates that funds to pay the aggregate purchase price of shares accepted for purchase pursuant to the tender offer will be first derived from any cash on hand and then from the proceeds from the sale of portfolio investments held by the Fund. In addition, the Fund may be required to dispose of portfolio investments in connection with any reduction in the Fund’s outstanding leverage necessary in order to maintain the Fund’s desired leverage ratios following a tender offer. The risks related to the disposition of securities in connection with the Fund’s dissolution also would be present in connection with the disposition of securities in connection with an Eligible Tender Offer. It is likely that during the pendency of a tender offer, and possibly for a time thereafter, the Fund will hold a greater than normal percentage of its total assets in cash and cash equivalents, which may impede the Fund’s ability to achieve its investment objective and decrease returns to shareholders. The tax effect of any such dispositions of portfolio investments will depend on the difference between the price at which the investments are sold and the tax basis of the Fund in the investments. Any capital gains recognized on such dispositions, as reduced by any capital losses the Fund realizes in the year of such dispositions and by any available capital loss carryforwards, will be distributed to shareholders as capital gain dividends (to the extent of net long-term capital gains over net short-term capital losses) or ordinary dividends (to the extent of net short-term capital gains over net long-term capital losses) during or with respect to such year, and such distributions

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Notes to Financial Statements (continued)

will generally be taxable to common shareholders. Therefore, the Fund’s early disposition of portfolio investments could accelerate the timing of the Fund’s recognition of taxable income and cause the Fund to make taxable distributions to common shareholders earlier than the Fund otherwise would have. The purchase of Common Shares by the Fund pursuant to a tender offer will have the effect of increasing the proportionate interest in the Fund of non-tendering common shareholders. All common shareholders remaining after a tender offer may be subject to proportionately higher expenses due to the reduction in the Fund’s total assets resulting from payment for the tendered Common Shares. Such reduction in the Fund’s total assets may result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on the Fund’s investment performance. Such reduction in the Fund’s total assets may also cause Common Shares to become thinly traded or otherwise negatively impact secondary trading of Common Shares. A reduction in net assets, and the corresponding increase in the Fund’s expense ratio, could result in lower returns and put the Fund at a disadvantage relative to its peers and potentially cause the Common Shares to trade at a wider discount to NAV than it otherwise would. Furthermore, the portfolio of the Fund following an Eligible Tender Offer could be significantly different and, therefore, common shareholders retaining an investment in the Fund could be subject to greater risk. For example, the Fund may be required to sell its more liquid, higher quality portfolio investments to purchase Common Shares that are tendered in an Eligible Tender Offer, which would leave a less liquid, lower quality portfolio for remaining shareholders. The prospects of an Eligible Tender Offer may attract arbitrageurs who would purchase the Common Shares prior to the tender offer for the sole purpose of tendering those shares which could have the effect of exacerbating the risks described herein for shareholders retaining an investment in the Fund following an Eligible Tender Offer. The Fund is not required to conduct an Eligible Tender Offer. If the Fund conducts an Eligible Tender Offer, there can be no assurance that the number of tendered Common Shares would not result in the Fund having aggregate net assets below the Dissolution Threshold, in which case the Eligible Tender Offer will be canceled, no Common Shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will dissolve on the Dissolution Date (subject to possible extensions of no more than six months in total). Following the completion of an Eligible Tender Offer in which the number of tendered Common Shares would result in the Fund having aggregate net assets greater than or equal to the Dissolution Threshold, the Board may, by a Board Action Vote, eliminate the Dissolution Date without shareholder approval. Thereafter, the Fund will have a perpetual term. The Manager may have a conflict of interest in recommending to the Board that the Dissolution Date be eliminated because the Manager would continue to receive management fees on the remaining assets of the Fund while it remains in existence. The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to perpetual existence. Therefore, remaining common shareholders may not have another opportunity to participate in a tender offer.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or trade in lower volumes may be more difficult to value. If the Fund is forced to sell these investments for any reason, the Fund may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Fund may incur higher transaction costs when executing trade order of a given size. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had, and future public health epidemics may have, an impact on the Fund’s investments and net asset value, and have led and may lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Future public health epidemics may result in

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Notes to Financial Statements (continued)

periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Reference Rate Risk: The Fund may be exposed to financial instruments that recently transitioned from using or continue to use the LIBOR to determine payment obligations, financing terms, hedging strategies or investment value.

The United Kingdom’s Financial Conduct Authority (the “FCA”) announced a phase out of LIBOR such that after June 30, 2023, the overnight, 1-month, 3-month, 6-month and 12-month U.S. dollar LIBOR settings ceased to be published or are no longer representative. All other LIBOR settings and certain other interbank offered rates, such as the Euro Overnight Index Average (“EONIA”), ceased to be published after December 31, 2021. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the Adjustable Interest Rate Act by identifying benchmark rates based on the Secured Overnight Financing Rate that replaced LIBOR in different categories of financial contracts after June 30, 2023. These regulations apply only to contracts governed by U.S. law, among other limitations. The FCA will permit the use of synthetic U.S. dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but any such rates would be considered non-representative of the underlying market.

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Parties to contracts, securities or other instruments using LIBOR may disagree on transition rates or the application of applicable transition regulation, potentially resulting in uncertainty of performance and the possibility of litigation. The Fund may have instruments linked to other interbank offered rates that may also cease to be published in the future.

Risks of Investments in Bank Loans: The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund’s scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy laws.

Risk of Market Price Discount from Net Asset Value: Shares of closed-end funds frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that net asset value could decrease as a result of investment activities.

10.	Subsequent Event

Dividends to shareholders: On August 31, 2023, Global High Yield and High Yield Bond declared monthly dividends of $0.105 per share and Short Duration High Yield Opportunities declared monthly dividends of $0.108 per share payable on September 29, 2023, October 31, 2023 and November 30, 2023, respectively, to shareholders of record on September 15, 2023, October 13, 2023 and November 9, 2023, respectively. The ex-dates are September 14, 2023, October 12, 2023 and November 8, 2023, respectively.

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Report of Independent Registered Public Accounting Firm

To the Board of Directors of PGIM Global High Yield Fund, Inc. and PGIM High Yield Bond Fund, Inc., the Board of Trustees of PGIM Short Duration High Yield Opportunities Fund and Shareholders of PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc. and PGIM Short Duration High Yield Opportunities Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (hereafter collectively referred to as the “Funds”) as of July 31, 2023, the related statements of operations, of changes in net assets and of cash flows for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2023, the results of each of their operations, changes in each of their net assets, each of their cash flows and each of the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements
PGIM Global High Yield Fund, Inc.	Statements of operations and of cash flows for the year ended July 31, 2023, the statements of changes in net assets for each of the two years in the period ended July 31, 2023 and the financial highlights for each of the three years in the period ended July 31, 2023

PGIM High Yield Bond Fund, Inc.	Statements of operations and of cash flows for the year ended July 31, 2023, the statements of changes in net assets for each of the two years in the period ended July 31, 2023 and the financial highlights for each of the two years in the period ended July 31, 2023, for the period June 1, 2021 through July 31, 2021 and for the year ended May 31, 2021

PGIM Short Duration High Yield Opportunities Fund	Statements of operations and of cash flows for the year ended July 31, 2023, the statements of changes in net assets for each of the two years in the period ended July 31, 2023 and the financial highlights for each of the two years in the period ended July 31, 2023 and for the period November 25, 2020 (commencement of operations) through July 31, 2021

The financial statements of PGIM Global High Yield Fund, Inc. as of and for the year ended July 31, 2020 and the financial highlights for each of the periods ended on or prior to July 31, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 16, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

The financial statements of PGIM High Yield Bond Fund, Inc. as of and for the year ended May 31, 2020 and the financial highlights for each of the periods ended on or prior to May 31, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated July 20, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

September 18, 2023

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

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Tax Information (unaudited)

For the year ended July 31, 2023, the Funds report the maximum amount allowable but not less than the following percentages of interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code

IRD
Global High Yield	36.23%
High Yield Bond	56.78%
Short Duration High Yield Opportunities	50.83%

For the year ended July 31, 2023, the Fund reports the maximum amount allowable but not less than the following percentages of interest dividends that are eligible to be treated as interest income in accordance with Section 163(j) of the Internal Revenue Code.

163(j)
Global High Yield	83.35%
High Yield Bond	79.74%
Short Duration High Yield Opportunities	78.83%

In January 2024, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the distributions received by you in calendar year 2023.

Other Information

PGIM GLOBAL HIGH YIELD FUND, INC.

Investment Objective and Policies

There have been no material changes to the investment objectives, policies and restrictions since the Fund’s 2022 Annual Report that have not been approved by stockholders.

Investment Objective. The Fund’s investment objective is to provide a high level of current income. The Fund’s investment objective is non-fundamental and may be changed without stockholder approval upon 60 days’ prior written notice to the Fund’s stockholders.

Investment Policies.

The Fund seeks to achieve its objective by investing primarily in high yield fixed income instruments of companies and governments located around the world, including emerging markets. Under normal market conditions at least 80% of the Fund’s Investable Assets (as defined below) will be invested in a portfolio of global high yield fixed income instruments with varying maturities and other investments (including derivatives) with similar economic characteristics. Such investments generally involve greater volatility of price and risks to principal and income than securities in the higher rating categories. This 80% investment policy is a non-fundamental policy and may be changed by the Board without stockholder approval and after providing common stockholders with at least 60 days’ prior written notice of any change as required by the rules under the 1940 Act. The term “high yield” refers to fixed income instruments that are rated below investment grade (rated Ba1 or lower by Moody’s, BB+ or lower by S&P or Fitch, or comparably rated by another NRSRO) or, if unrated, are considered by the Subadviser to be of comparable quality. The term “Investable Assets” refers to the net assets attributable to the outstanding common stock of the Fund plus the liquidation preference of any outstanding preferred stock issued by the Fund, the principal amount of any borrowings and the principal on any debt securities issued by the Fund. The Fund may invest in instruments of any duration or maturity.

The Fund expects to invest in at least four countries (including the United States) and approximately 40% of its Investable Assets in instruments of foreign issuers, dependent upon current investment opportunities. The Fund’s investments in foreign issuers may be lower if conditions are not favorable, but such investments may not be lower than 30% of the Fund’s Investable Assets. Such investments include fixed income instruments of U.S. and foreign corporations and governments, supranational organizations, semi-governmental entities or government agencies, authorities or instrumentalities. The Fund invests in securities of emerging market countries. The Fund may invest in fixed income instruments that are denominated in U.S. dollars or foreign currencies.

High yield fixed income instruments that are rated below investment grade (commonly referred to as “junk bonds”) are regarded as having predominantly speculative

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Other Information (continued)

characteristics with respect to the issuer’s capacity to pay interest and repay principal and are considered to have a greater vulnerability to default than higher rated securities. In the event that a security receives different ratings from different NRSROs, the Fund will treat the security as being rated in the highest rating category received from an NRSRO. Below investment grade securities and comparable unrated securities involve substantial risk of loss and are susceptible to default or decline in market value due to adverse economic and business developments. All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated if an investment rating is subsequently changed to a rating that would have precluded the Fund’s initial investment in such security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater loss than if such security had been sold prior to such downgrade.

The Fund considers fixed income instruments to include bonds, debentures, notes, commercial paper floating rate or variable rate instruments and other similar types of debt instruments, as well as, loan participations and assignments, money market instruments, payment-in-kind securities, and derivatives related to or referencing these types of instruments.

Under normal market conditions, the Fund may invest up to 20% of its Investable Assets in fixed income instruments that are rated investment grade (Baa3 or higher by Moody’s, BBB- or higher by S&P or Fitch, or comparably rated by another NRSRO) or, if unrated, are considered by the Subadviser to be of comparable quality at the time of investment.

Under normal market conditions, the Fund may invest up to 20% of its Investable Assets in loan participations and assignments.

The Fund may invest in issuers who are in default at the time of purchase.

The Fund is permitted to invest up to 20% of its Investable Assets in derivatives but expects to maintain derivatives exposure of below 20% under normal market conditions. The Fund’s investments in derivatives may be for hedging, investment or leverage purposes, or to manage interest rates or the duration of the Fund’s portfolio. Although the Fund is not limited in the types of derivatives it can use, the Fund currently expects that its principal investments in derivative instruments may include investments in credit default swaps, interest rate swaps and foreign currency forwards contracts, but the Fund may also invest in futures contracts and U.S. Treasury swaps. The Fund’s investments in derivatives will be included under the 80% investment policy noted above so long as the underlying assets of such derivatives are one or more high yield fixed income instruments or indices that are rated below investment grade.

Investment Restrictions.

Fundamental Investment Restrictions

The following are fundamental investment restrictions of the Fund and, prior to the issuance of any preferred stock, may not be changed without the approval of the holders of a majority of the Fund’s outstanding shares of Common Stock. Subsequent to the issuance of a class of preferred stock, the following investment restrictions may not be changed without the approval of a majority of the outstanding shares of Common Stock and of preferred stock, voting together as a class, and the approval of a majority of the outstanding shares of preferred stock, voting separately by class. In each case, a majority of the Fund’s outstanding shares of Common Stock and/or preferred stock, as applicable, for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of Common Stock and/or preferred stock, as applicable, represented at a meeting at which more than 50% of such shares are represented or (ii) more than 50% of the outstanding shares of Common Stock and/or preferred stock, as applicable. The Fund may not:

1. Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time, except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the “1940 Act Laws, Interpretations and Exemptions”).

2. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

3. Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

4. Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund’s ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

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Other Information (continued)

5. Engage in the underwriting of securities except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 (the “Securities Act”) in disposing of a portfolio security.

6. Purchase any security if as a result 25% or more of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry or group of industries, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

7. Make loans, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

The acquisition of credit instruments, including without limitation, bonds, debentures, repurchase agreements, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund’s investment objective and strategies.

For purposes of Investment Restriction 5, a technical provision of the Securities Act deems certain persons to be “underwriters” if they purchase a security from an issuer and later sell it to the public. Although it is not believed that the application of this Securities Act provision would cause the Fund to be engaged in the business of underwriting, the policy set forth in Investment Restriction 5 will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus.

For purposes of Investment Restriction 7, the Fund may currently lend up to 33 1/3% of the value of its total assets.

Non-Fundamental Investment Restrictions

Although not fundamental, the Fund has the following additional investment restrictions which may be changed by the Board of Directors without stockholder approval.

The Fund may not:

1. Invest in securities of other investment companies, except as permitted under the 1940 Act Laws, Interpretations and Exemptions.

Compliance with any policy, investment restriction or limitation of the Fund that is expressed as a percentage of assets is determined at the time of investment. The policy will not be violated if these limitations are exceeded because of changes in the market value or investment rating of the Fund’s assets. The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

Charter or By-laws Amendment

There have not been changes in the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by stockholders since the Fund’s 2022 Annual Report.

PGIM HIGH YIELD BOND FUND, INC.

Investment Objective and Policies

There have been no material changes to the investment objectives, policies and restrictions since the Fund’s 2022 Annual Report that have not been approved by stockholders.

Investment Objective. The Fund’s investment objective is to provide a high level of current income. The Fund’s investment objective is non-fundamental and may be changed without stockholder approval.

Investment Policies. Under normal market conditions, the Fund will invest at least 80% of its investable assets in a diversified portfolio of high yield fixed income instruments that are rated below investment grade with varying maturities and other investments (including derivatives) with similar economic characteristics. This 80% investment policy is a non-fundamental policy and may be changed by the Board of Directors of the Fund without stockholder approval and after providing holders of Common Stock with at least 60 days’ prior written notice of any change as required by the rules under the 1940 Act. The term “investable assets” refers to the total assets of the Fund (including any assets attributable to money borrowed, including as a result of any shares of preferred stock or notes or other debt securities that may be issued by the Fund) minus the sum of (i) accrued liabilities of the Fund (other than liabilities for money borrowed, including the liquidation preference of any outstanding preferred stock, and principal on notes and other debt securities issued by the Fund), (ii) any accrued and unpaid interest on money borrowed and (iii) accumulated dividends on any outstanding shares of Common Stock and preferred stock issued by the Fund.

The Fund’s investments in derivatives will be included under the 80% investment policy noted above so long as the underlying assets of such derivatives are based on one or more high yield fixed income instruments that are rated below investment grade. Such derivative investments are subject to the Fund’s limit of investing up to 20% of its investable assets in derivatives.

PGIM Fixed Income Closed-End Funds    203

Other Information (continued)

The Fund may not invest in municipal debt obligations (except for temporary defensive measures), asset-backed securities (including collateralized debt obligations but excluding collateralized loan obligations), and mortgage-backed securities (including securities issued by the U.S. government and agencies as well as privately). The Fund defines the term “asset-backed security” as a type of pass through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables.

Under normal market conditions, the Fund may invest up to 20% of its investable assets in U.S. currency denominated and/or foreign currency denominated fixed income instruments issued by foreign issuers.

The Fund may invest in issuers who are in default at the time of purchase.

Under normal market conditions, the Fund may invest up to 20% of its investable assets in fixed income instruments that are rated investment grade (Baa3 or higher by Moody’s, BBB- or higher by S&P or Fitch, or comparably rated by another NRSRO) or, if unrated, are considered by the subadviser to be of comparable quality.

Under normal market conditions, the Fund may invest up to 20% of its investable assets in loan participations and assignments.

The Fund is permitted to invest up to 20% of its investable assets in derivatives but expects to maintain derivatives exposure of below 20% under normal market conditions. The Fund’s investments in derivatives may be for hedging, investment or leverage purposes, or to manage interest rates or the duration of the Fund’s portfolio. Although the Fund is not limited in the types of derivatives it can use, the Fund currently expects that its derivatives use will consist primarily of the following instruments and transactions: futures contracts, foreign currency forward contracts, U.S. Treasury swaps, interest rate swaps, credit default swaps on individual securities or groups or indices of securities (including high yield fixed income instruments) and credit-linked notes.

Investment Restrictions.

Fundamental Investment Restrictions

The following are fundamental investment restrictions of the Fund and, prior to the issuance of any preferred stock, may not be changed without the approval of the holders of a majority of the Fund’s outstanding shares of Common Stock. Subsequent to the issuance of a class of preferred stock, the following investment restrictions may not be changed without the approval of a majority of the outstanding shares of Common Stock and of preferred stock, voting together as a class, and the approval of a majority of the outstanding shares of preferred stock, voting separately by class. In each case, a majority of the Fund’s outstanding shares of Common Stock and/or preferred stock, as applicable, for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of Common Stock and/or preferred stock, as applicable, represented at a meeting at which more than 50% of such shares are represented or (ii) more than 50% of the outstanding shares of Common Stock and/or preferred stock, as applicable. The Fund may not:

1. Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time, except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the “1940 Act Laws, Interpretations and Exemptions”).

2. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

3. Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

4. Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund’s ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

5. Engage in the underwriting of securities except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 (the “Securities Act”) in disposing of a portfolio security.

6. Purchase any security if as a result 25% or more of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry or group of industries, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

PGIM Fixed Income Closed-End Funds    205

Other Information (continued)

7. Make loans, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of credit instruments, including without limitation, bonds, debentures, repurchase agreements, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund’s investment objective and strategies.

For purposes of Investment Restriction 5, a technical provision of the Securities Act deems certain persons to be “underwriters” if they purchase a security from an issuer and later sell it to the public. Although it is not believed that the application of this Securities Act provision would cause the Fund to be engaged in the business of underwriting, the policy set forth in Investment Restriction 5 will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus.

For purposes of Investment Restriction 7, the Fund may currently lend up to 33 1/3% of the value of its total assets.

Non-Fundamental Investment Restrictions

Although not fundamental, the Fund has the following additional investment restrictions which may be changed by the Board of Directors without stockholder approval.

The Fund may not:

1. Invest in securities of other investment companies, except as permitted under the 1940 Act Laws, Interpretations and Exemptions.

Compliance with any policy, investment restriction or limitation of the Fund that is expressed as a percentage of assets is determined at the time of investment. The policy will not be violated if these limitations are exceeded because of changes in the market value or investment rating of the Fund’s assets. The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

Charter or By-laws Amendment

There have not been changes in the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by stockholders since the Fund’s 2022 Annual Report.

PGIM SHORT DURATION HIGH YIELD OPPORTUNITIES FUND

Investment Objective and Policies

There have been no material changes to the investment objectives, policies and restrictions since the Fund’s 2022 Annual Report.

Investment Objective. The Fund’s investment objective is to provide total return, through a combination of current income and capital appreciation. The Fund’s investment objective is non-fundamental and may be changed without shareholder approval.

Investment Policies.

The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of high yield fixed income instruments that are rated below investment grade, or considered by the Subadviser to be of comparable quality. Such investments generally involve greater volatility of price and risks to principal and income than securities in the higher rating categories. Under normal market conditions, the Fund will invest at least 80% of its Investable Assets in a diversified portfolio of high yield fixed income instruments that are rated below investment grade with varying maturities and other investments (including derivatives) with similar economic characteristics. This 80% investment policy is a non-fundamental policy and may be changed by the Board without shareholder approval upon providing the Fund’s shareholders with at least 60 days’ prior written notice of any change as required by the rules under the 1940 Act. The term “Investable Assets” refers to the total assets of the Fund (including any assets attributable to money borrowed, including as a result of any preferred shares or notes or other debt securities that may be issued by the Fund) minus the sum of (i) accrued liabilities of the Fund (other than liabilities for money borrowed, including the liquidation preference of any outstanding preferred shares, and principal on notes and other debt securities issued by the Fund), (ii) any accrued and unpaid interest on money borrowed and (iii) accumulated dividends on any Common Shares and preferred shares issued by the Fund. Although the Fund may invest in instruments of any duration or maturity, under normal market conditions, the Fund generally will seek to maintain a weighted average portfolio duration, including the effects of leverage, of approximately three years or less and a weighted average maturity of approximately five years or less. The Fund’s weighted average portfolio duration and/or maturity, however, may be longer at any time or from time to time depending on market conditions.

High yield fixed income instruments that are rated below investment grade (commonly referred to as “junk bonds”) are securities rated Ba1 or lower by Moody’s, BB+ or lower by S&P or Fitch, or comparably rated by another NRSRO, are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal and are considered to have a greater vulnerability to default than higher rated securities.

PGIM Fixed Income Closed-End Funds    207

Other Information (continued)

In the event that a security receives different ratings from different NRSROs, the Fund will treat the security as being rated in the highest rating category received from an NRSRO. All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated if an investment rating is subsequently changed to a rating that would have precluded the Fund’s initial investment in such security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater loss than if such security had been sold prior to such downgrade.

Below investment grade securities and comparable unrated securities involve substantial risk of loss and are susceptible to default or decline in market value due to adverse economic and business developments. Securities rated in the lower rating categories (Caa1 or lower by Moody’s, CCC+ or lower by S&P or Fitch, or comparably rated by another NRSRO) are subject to high credit risk.

The Fund’s fixed income instruments include bonds, debentures, notes, commercial paper, fixed or variable floating rate instruments, and other similar types of debt instruments, as well as preferred stock, bank loans, participations and assignments, securitized credit investments, structured product securities and related instruments, money market instruments, and derivatives related to or referencing these types of securities and instruments. The Fund may invest in fixed income instruments of companies or governments.

The Fund may invest in junk bonds. Additionally, the Fund may only invest up to 10% of its Investable Assets in high yield instruments rated in the lower rating categories (Caa1 or lower by Moody’s, CCC+ or lower by S&P or Fitch, or comparably rated by another NRSRO), or considered by the Subadviser to be of comparable quality at the time of investment, unless the Subadviser believes that the financial condition of the issuer or the protection afforded to the particular instruments is stronger than would otherwise be indicated by such low ratings. The Fund may invest in issuers who are in default at the time of purchase. Such instruments are subject to very high credit risk.

Duration is a measure of the sensitivity of the price of a security to changes in interest rates. While there is no limit on the remaining maturity or duration of any individual security in which the Fund may invest, the Fund generally will seek to maintain a weighted average portfolio duration, including the effects of leverage (“weighted average portfolio duration”), of approximately three years or less and a weighted average maturity of approximately five years or less. The Fund’s weighted average portfolio duration or weighted average maturity, however, may be longer at any time or from time to time depending on market conditions. The Fund may use derivatives as part of its duration management strategies.

Duration is a mathematical calculation of the average life of a debt security (or portfolio of debt securities) that serves as a measure of its price risk. In general, each year of duration represents an expected 1% change in the value for every 1% immediate change in interest rates. For example, if a portfolio of fixed income securities has an average duration of four years, its value can be expected to fall about 4% if interest rates rise by 1%. Conversely, the portfolio’s value can be expected to rise about 4% if interest rates fall by 1%. As a result, prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. By comparison, a debt security’s “maturity” is the date on which the security matures and the issuer is obligated to repay principal. Duration is not necessarily equal to average maturity. Duration differs from maturity in that it considers a security’s yield, coupon payments, principal payments and call features in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration.

Under normal market conditions, the Fund may invest up to 20% of its Investable Assets in U.S. currency denominated and/or foreign currency denominated fixed income instruments issued by foreign issuers.

Under normal market conditions, the Fund may invest up to 20% of its Investable Assets in fixed income instruments that are rated investment grade (Baa3 or higher by Moody’s, BBB- or higher by S&P or Fitch, or comparably rated by another NRSRO) or are considered by the Subadviser to be of comparable quality.

The Fund is permitted to invest up to 25% of its Investable Assets in derivatives. The Fund’s investments in derivatives may be for hedging, investment or leverage purposes, or to manage interest rates or the duration of the Fund’s portfolio. Although the Fund is not limited in the types of derivatives it can use, the Fund currently expects that its derivative instruments will consist primarily of the following instruments and transactions: futures contracts, foreign currency forward contracts, U.S. Treasury swaps, interest rate swaps, credit default swaps on individual securities or groups or indices of securities (including high yield fixed income instruments), options thereon and credit-linked notes. The Fund’s investments in derivatives will be included under the 80% investment policy noted above so long as the underlying assets of such derivatives are based on one or more high yield fixed income instruments.

Investment Restrictions.

Fundamental Investment Restrictions

The following are fundamental investment restrictions of the Fund and, prior to the issuance of any preferred shares, may not be changed without the approval of the holders

PGIM Fixed Income Closed-End Funds    209

Other Information (continued)

of a majority of the Fund’s outstanding common shares of beneficial interest (“Common Shares”). Subsequent to the issuance of a class of preferred shares, the following investment restrictions may not be changed without the approval of a majority of the outstanding Common Shares and of preferred shares, voting together as a class, and the approval of a majority of the outstanding shares of preferred shares, voting separately by class. In each case, a majority of the Fund’s outstanding Common Shares and/or preferred shares, as applicable, for this purpose and under the Investment Company Act of 1940, as amended (the “1940 Act”), means the lesser of (i) 67% of the Common Shares and/or preferred shares, as applicable, represented at a meeting at which more than 50% of such shares are represented or (ii) more than 50% of the outstanding Common Shares and/or preferred shares, as applicable. The Fund may not:

1. Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time, except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the “1940 Act Laws, Interpretations and Exemptions”).

2. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

3. Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

4. Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund’s ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

5. Engage in the underwriting of securities except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 (the “Securities Act”) in disposing of a portfolio security.

6. Purchase any security if as a result 25% or more of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry or group of industries, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

7. Make loans, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of credit instruments, including without limitation, bonds, debentures, repurchase agreements, other debt securities or instruments, or bank loans, participations and assignments or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund’s investment objective and strategies.

For purposes of Investment Restriction 5, a technical provision of the Securities Act deems certain persons to be “underwriters” if they purchase a security from an issuer and later sell it to the public. Although it is not believed that the application of this Securities Act provision would cause the Fund to be engaged in the business of underwriting, the policy set forth in Investment Restriction 5 will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus.

For purposes of Investment Restriction 7, the Fund may currently lend up to 33 1/3% of the value of its total assets.

Non-Fundamental Investment Restrictions

Although not fundamental, the Fund has the following additional investment restrictions which may be changed by the Board of Trustees without shareholder approval.

The Fund may not:

1. Invest in securities of other investment companies, except as permitted under the 1940 Act Laws, Interpretations and Exemptions.

Compliance with any policy, investment restriction or limitation of the Fund that is expressed as a percentage of assets is determined at the time of investment. The policy will not be violated if these limitations are exceeded because of changes in the market value or investment rating of the Fund’s assets. The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

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Other Information (continued)

Declaration of Trust or By-laws Amendment

There have not been changes in the Fund’s Declaration of Trust or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders since the Fund’s 2022 Annual Report.

PGIM GLOBAL HIGH YIELD FUND, INC.

PGIM HIGH YIELD BOND FUND, INC.

PGIM SHORT DURATION HIGH YIELD OPPORTUNITIES FUND

Principal Risk Factors

There have been no material changes to the principal risk factors since each Fund’s 2022 Annual Report.

A Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that a Fund will achieve its investment objective.

The following is a summary description of principal risks of investing in each Fund. Each Fund’s risks include, but are not limited to, some or all of the risks discussed below. Different risks may be more significant at different times depending on market conditions. The order of the below risk factors does not indicate the significance of any particular risk factor.

Credit Risk: This is the risk that the issuer, the guarantor, or the insurer of a fixed income security, or the counterparty to a contract may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer, or counterparty to pay back debt. The lower the credit quality of a bond, the more sensitive it is to credit risk.

Cyber Security Risk: Failures or breaches of the electronic systems of the Fund, the Fund’s manager, subadviser and other service providers, or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund’s service providers or issuers of securities in which the Fund invests.

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

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Other Information (continued)

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. Similarly, a rise in interest rates may also have a greater negative impact on the value of equity securities whose issuers expect earnings further out in the future. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risk: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Leverage Risk: The Fund may seek to enhance the level of its current distributions to holders of common shares through the use of leverage. The Fund may use leverage through borrowings, including loans from certain financial institutions. The Fund may borrow in amounts up to 33 1/3% (as determined immediately after borrowing) of the Fund’s investable assets. The use of leverage can create special risks. There can be no assurance that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

Limited Term and Tender Offer Risk (applicable to SDHY only): In accordance with the Fund’s Declaration of Trust (the “Declaration of Trust”), the Fund intends to terminate as of the close of business on the ninth anniversary of the effective date of the Fund’s initial registration statement, which the Fund currently expects to occur on or about November 30, 2029 (the “Dissolution Date”); provided that the Board may, by a vote of a majority of the Board and seventy-five percent (75%) of the members of the Board who either (i) have been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if less than thirty-six months) or (ii) were nominated to serve as a member of the Board by a majority of the Continuing Trustees (as defined in the Declaration of Trust) then members of the Board (the “75% Requirement”) (a “Board Action Vote”), without shareholder approval, extend the Dissolution Date once for up to six months, which date shall then become the Dissolution Date. Notwithstanding the foregoing, the Board may determine, by a Board Action Vote, to cause the Fund to conduct a tender offer, as of a date within twelve months preceding the Dissolution Date (as may be extended as described above), to all common shareholders to purchase 100% of the then outstanding Common Shares of the Fund at a price equal to the NAV per Common Share on the expiration date of the tender offer (an “Eligible Tender Offer”). The Board has established that the Fund must have at least $200 million of net assets immediately following the completion of an Eligible Tender Offer to ensure the continued viability of the Fund (the “Dissolution Threshold”). In an Eligible Tender Offer, the Fund will offer to purchase all Common Shares held by each common shareholder; provided that if the number of properly tendered Common Shares would result in the Fund having aggregate net assets below the Dissolution Threshold, the Eligible Tender Offer will be canceled, no Common Shares will be repurchased pursuant to the Eligible Tender Offer,

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and the Fund will terminate as scheduled. If an Eligible Tender Offer is conducted and the number of properly tendered Common Shares would result in the Fund having aggregate net assets greater than or equal to the Dissolution Threshold, all Common Shares properly tendered and not withdrawn will be purchased by the Fund pursuant to the terms of the Eligible Tender Offer. Following the completion of an Eligible Tender Offer, the Board may, by a Board Action Vote, eliminate the Dissolution Date without shareholder approval and cause the Fund to have a perpetual existence. Unless the limited term provision of the Declaration of Trust is amended by the Board and the shareholders in accordance with the Declaration of Trust, or unless the Fund completes an Eligible Tender Offer and converts to perpetual existence, the Fund will terminate on or about the Dissolution Date (subject to possible extension). The Fund is not a so-called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund as its investment objective is not to return its original NAV on the Dissolution Date or in an Eligible Tender Offer. The Fund’s investment objective and policies are not designed to seek to return to investors that purchase shares in this offering their initial investment on the Dissolution Date or in an Eligible Tender Offer, and such investors and investors that purchase shares after the completion of this offering may receive more or less than their original investment upon dissolution or in an Eligible Tender Offer. Because the assets of the Fund will be liquidated in connection with the dissolution, the Fund will incur transaction costs in connection with dispositions of portfolio securities. The Fund does not limit its investments to securities having a maturity date prior to the Dissolution Date and may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. In particular, the Fund’s portfolio may still have large exposures to illiquid securities as the Dissolution Date approaches, and losses due to portfolio liquidation may be significant. The Fund generally considers “illiquid securities” to be securities that cannot be sold or disposed of within seven days in the ordinary course of business at approximately the value used by the Fund in determining its NAV. During the Wind-Down Period, the Fund may begin liquidating all or a portion of the Fund’s portfolio, and the Fund may deviate from its investment strategy and may not achieve its investment objective. As a result, during the Wind-Down Period, the Fund’s distributions may decrease, and such distributions may include a return of capital. It is expected that common shareholders will receive cash in any liquidating distribution from the Fund, regardless of their participation in the Fund’s automatic dividend reinvestment plan. However, if on the Dissolution Date the Fund owns securities for which no market exists or securities that are trading at depressed prices, such securities may be placed in a liquidating trust. The Fund cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust. The Fund may receive proceeds from the disposition of portfolio investments that are less than the valuations of such investments by the Fund and, in particular, losses from the disposition of illiquid securities may be significant. The disposition of portfolio investments by the Fund could also cause market prices of such instruments, and hence the NAV and market price of the Common Shares, to decline. In addition, disposition of portfolio investments will cause the Fund to incur increased brokerage and related transaction expenses. Moreover, in conducting such portfolio transactions, the Fund may need to deviate from its investment policies and may not achieve its investment objective. The Fund’s portfolio composition may change as its portfolio holdings mature or are called or sold in anticipation of an Eligible Tender Offer or the Dissolution Date. During such period(s), it is possible that the Fund will hold a greater percentage of its total assets in shorter term and lower yielding securities and cash and cash equivalents than it would otherwise, which may impede the Fund’s ability to achieve its investment objective and adversely impact the Fund’s performance and distributions to common shareholders, which may in turn adversely impact the market value of the Common Shares. In addition, the Fund may be required to reduce its leverage, which could also adversely impact its performance. The additional cash or cash equivalents held by the Fund could be obtained through reducing the Fund’s distributions to common shareholders and/or holding cash in lieu of reinvesting, which could limit the ability of the Fund to participate in new investment opportunities. The Fund does not limit its investments to securities having a maturity date prior to or around the Dissolution Date, which may exacerbate the foregoing risks and considerations. A common shareholder may be subject to the foregoing risks over an extended period of time, particularly if the Fund conducts an Eligible Tender Offer and is also subsequently terminated by or around the Dissolution Date. If the Fund conducts an Eligible Tender Offer, the Fund anticipates that funds to pay the aggregate purchase price of shares accepted for purchase pursuant to the tender offer will be first derived from any cash on hand and then from the proceeds from the sale of portfolio investments held by the Fund. In addition, the Fund may be required to dispose of portfolio investments in connection with any reduction in the Fund’s outstanding leverage necessary in order to maintain the Fund’s desired leverage ratios following a tender offer. The risks related to the disposition of securities in connection with the Fund’s dissolution also would be present in connection with the disposition of securities in connection with an Eligible Tender Offer. It is likely that during the pendency of a tender offer, and possibly for a time thereafter, the Fund will hold a greater than normal percentage of its total assets in cash and cash equivalents, which may impede the Fund’s ability to achieve its investment objective and decrease returns to shareholders. The tax effect of any such dispositions of portfolio investments will depend on the difference between the price at which the investments are sold and the tax basis of the Fund in the investments. Any capital gains recognized on such dispositions, as reduced by any capital losses the Fund realizes in the year of such dispositions and by any available capital loss carryforwards, will be distributed to shareholders as capital gain dividends (to the extent of net long-term capital gains over net short-term capital losses) or ordinary dividends (to the extent of net short-term capital gains over net long-term capital losses)

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Other Information (continued)

during or with respect to such year, and such distributions will generally be taxable to common shareholders. Therefore, the Fund’s early disposition of portfolio investments could accelerate the timing of the Fund’s recognition of taxable income and cause the Fund to make taxable distributions to common shareholders earlier than the Fund otherwise would have. The purchase of Common Shares by the Fund pursuant to a tender offer will have the effect of increasing the proportionate interest in the Fund of non-tendering common shareholders. All common shareholders remaining after a tender offer may be subject to proportionately higher expenses due to the reduction in the Fund’s total assets resulting from payment for the tendered Common Shares. Such reduction in the Fund’s total assets may result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on the Fund’s investment performance. Such reduction in the Fund’s total assets may also cause Common Shares to become thinly traded or otherwise negatively impact secondary trading of Common Shares. A reduction in net assets, and the corresponding increase in the Fund’s expense ratio, could result in lower returns and put the Fund at a disadvantage relative to its peers and potentially cause the Common Shares to trade at a wider discount to NAV than it otherwise would. Furthermore, the portfolio of the Fund following an Eligible Tender Offer could be significantly different and, therefore, common shareholders retaining an investment in the Fund could be subject to greater risk. For example, the Fund may be required to sell its more liquid, higher quality portfolio investments to purchase Common Shares that are tendered in an Eligible Tender Offer, which would leave a less liquid, lower quality portfolio for remaining shareholders. The prospects of an Eligible Tender Offer may attract arbitrageurs who would purchase the Common Shares prior to the tender offer for the sole purpose of tendering those shares which could have the effect of exacerbating the risks described herein for shareholders retaining an investment in the Fund following an Eligible Tender Offer. The Fund is not required to conduct an Eligible Tender Offer. If the Fund conducts an Eligible Tender Offer, there can be no assurance that the number of tendered Common Shares would not result in the Fund having aggregate net assets below the Dissolution Threshold, in which case the Eligible Tender Offer will be canceled, no Common Shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will dissolve on the Dissolution Date (subject to possible extensions of no more than six months in total). Following the completion of an Eligible Tender Offer in which the number of tendered Common Shares would result in the Fund having aggregate net assets greater than or equal to the Dissolution Threshold, the Board may, by a Board Action Vote, eliminate the Dissolution Date without shareholder approval. Thereafter, the Fund will have a perpetual term. The Manager may have a conflict of interest in recommending to the Board that the Dissolution Date be eliminated because the Manager would continue to receive management fees on the remaining assets of the Fund while it remains in existence. The Fund is not required to conduct additional tender offers following an Eligible

Tender Offer and conversion to perpetual existence. Therefore, remaining common shareholders may not have another opportunity to participate in a tender offer.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or trade in lower volumes may be more difficult to value. If the Fund is forced to sell these investments for any reason, the Fund may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Fund may incur higher transaction costs when executing trade order of a given size. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain

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Other Information (continued)

securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had, and future public health epidemics may have an impact on the Fund’s investments and net asset value, and have led and may lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Future public health epidemics may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Reference Rate Risk. The Fund may be exposed to financial instruments that recently transitioned from using or continue to use the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value.

The United Kingdom’s Financial Conduct Authority (the “FCA”) announced a phase out of LIBOR such that after June 30, 2023, the overnight, 1-month, 3-month, 6-month and 12-month U.S. dollar LIBOR settings ceased to be published or are no longer representative. All other LIBOR settings and certain other interbank offered rates, such as the Euro Overnight Index Average (“EONIA”), ceased to be published after December 31, 2021. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the Adjustable Interest Rate Act by identifying benchmark rates based on the Secured Overnight Financing Rate that replaced LIBOR in different categories of financial contracts after June 30, 2023. These regulations apply only to contracts governed by U.S. law, among other limitations. The FCA will permit the use of synthetic U.S. dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but any such rates would be considered non-representative of the underlying market.

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Parties to contracts, securities or other instruments using LIBOR may disagree on transition rates or the application of applicable transition regulation, potentially resulting in uncertainty of performance and the possibility of litigation. The Fund may have instruments linked to other interbank offered rates that may also cease to be published in the future.

Risks of Investments in Bank Loans: The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund’s scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy laws.

Risk of Market Price Discount from Net Asset Value: Shares of closed-end funds frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that net asset value could decrease as a result of investment activities

Portfolio Management

Robert Cignarella, Robert Spano, Ryan Kelly, Brian Clapp, and Michael Gormally of PGIM Fixed Income are primarily responsible for management of each Fund.

PGIM GLOBAL HIGH YIELD FUND, INC.

PGIM HIGH YIELD BOND FUND, INC.

PGIM SHORT DURATION HIGH YIELD OPPORTUNITIES FUND

Dividend Reinvestment Plan

Dividend Reinvestment Plan. Unless a common shareholder of SDHY, or a holder of common stock of ISD or GHY (collectively referred to herein as “common shareholders”) elects to receive cash by contacting Computershare Trust Company, N.A, (the “Plan Administrator”), all dividends declared on common shares of SDHY and common stock of ISD and GHY (collectively referred to herein as “Common Shares”) will be automatically reinvested by the Plan Administrator pursuant to the Funds’ Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. The common shareholders who elect not to participate in the Plan will receive all dividends and other distributions (together, a “Dividend”) in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by

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Other Information (continued)

notice if received and processed by the Plan Administrator prior to the Dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. Such notice will be effective with respect to a particular Dividend. Some brokers may automatically elect to receive cash on behalf of the common shareholders and may reinvest that cash in additional Common Shares.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s Common Shares are registered. Whenever the Funds declare a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price per Common Share plus per share fees (as defined below) is equal to or greater than the NAV per Common Share (such condition being referred to as “market premium”), the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of shares of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date, provided that, if the NAV per Common Share is less than or equal to 95% of the closing market price per Common Share on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value per Common Share plus per share fees (such condition being referred to as “market discount”), the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. “Per share fees” include any applicable brokerage commissions the Plan Administrator is required to pay.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trades on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases on behalf of participants. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per share purchase price paid by the Plan Administrator for Common Shares may exceed the NAV per Common Share, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in shares of Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date, provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the common shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

The Plan Administrator’s service fee, if any, and expenses for administering the plan will be paid for by the Funds. If a participant elects by written, Internet or telephonic notice to the Plan Administrator to have the Plan Administrator sell part or all of the shares held by the Plan Administrator in the participant’s account and remit the proceeds to the participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.12 per share fee. If a participant elects to sell his or her Common Shares, the Plan Administrator will process all sale instructions received no later than five business days after the date on which the order is received by the Plan Administrator, assuming the relevant markets are open and sufficient market liquidity exists (and except where deferral is required under applicable federal or state laws or regulations). Such sale will be made through the Plan Administrator’s broker on the relevant market and the sale price will not be determined until such time as the broker completes the sale. In every case the price to the participant shall be the weighted average sale price obtained by the Plan Administrator’s broker net of fees for each aggregate order placed by the participant and executed by the broker. To maximize cost savings, the Plan Administrator will seek to sell shares in round lot transactions. For this purpose the Plan Administrator may combine a participant’s shares with those of other selling participants.

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Other Information (continued)

There will be no brokerage charges with respect to Common Shares issued directly by the Funds. However, each participant will be charged a per share fee (currently $0.05 per share) on all Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to the fees described in the preceding paragraph.

Each participant may terminate the participant’s account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.computershare.com/investor, by filling out the transaction request form located at the bottom of the participant’s Statement and sending it to the Plan Administrator or by calling the Plan Administrator. Such termination will be effective immediately if the participant’s notice is received by the Plan Administrator prior to any Dividend record date. Upon any withdrawal or termination, the Plan Administrator will cause to be delivered to each terminating participant a statement of holdings for the appropriate number of the Fund’s whole book-entry Common Shares and a check for the cash adjustment of any fractional share at the market value per Common Share as of the close of business on the date the termination is effective less any applicable fees. In the event a participant’s notice of termination is on or after a record date (but before payment date) for an account whose Dividends are reinvested, the Plan Administrator, in its sole discretion, may either distribute such Dividends in cash or reinvest them in Common Shares on behalf of the terminating participant. In the event reinvestment is made, the Plan Administrator will process the termination as soon as practicable, but in no event later than five business days after the reinvestment is completed. The Plan may be terminated by the Funds upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any Dividend by the Fund.

The Funds reserve the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Funds reserve the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078, by calling (toll-free) (800) 451-6788, or through the Plan Administrator’s website www.computershare.com/investor.

Supplemental Proxy Information

An Annual Meeting of Stockholders of PGIM Global High Yield Fund, Inc. was held on March 29, 2023.

At such meeting, stockholders voted with respect to the election of Class II Directors. The results of the voting are as follows:

Election of Directors Class II	Affirmative Votes Cast	Shares Against/Withheld	Abstained
Kevin J. Bannon	28,477,951	3,543,654	235,664
Keith F. Hartstein	28,512,989	3,463,656	280,624
Grace C. Torres	30,306,872	1,693,792	256,605

Ellen S. Alberding, Kevin J. Bannon, Scott E. Benjamin, Barry H. Evans, Keith F. Hartstein, Stuart S. Parker, Brian K. Reid and Grace C. Torres continue to serve in their capacities as Directors of the Fund.

Also at the meeting, stockholders voted with respect to the ratification of the selection of PricewaterhouseCoopers LLP (PWC) as independent registered public accountants of the Fund for the fiscal year ended July 31, 2023. The results of the voting are as follows:

	Affirmative Votes Cast	Shares Against/Withheld	Abstained
Ratify the selection of PWC as independent registered public accountants of the Fund for the fiscal year ended July 31, 2023	31,912,121	150,573	194,575

***

An Annual Meeting of Stockholders of PGIM High Yield Bond Fund, Inc. was held on March 29, 2023.

At such meeting, stockholders voted with respect to the election of Class II Directors. The results of the voting are as follows:

Election of Directors Class II	Affirmative Votes Cast	Shares Against/Withheld	Abstained
Kevin J. Bannon	23,543,267	2,736,553	245,439
Keith F. Hartstein	23,542,893	2,736,927	245,439
Grace C. Torres	25,514,454	758,240	252,565

Ellen S. Alberding, Kevin J. Bannon, Scott E. Benjamin, Barry H. Evans, Keith F. Hartstein, Stuart S. Parker, Brian K. Reid and Grace C. Torres continue to serve in their capacities as Directors of the Fund.

PGIM Fixed Income Closed-End Funds    225

Supplemental Proxy Information (continued)

Also at the meeting, stockholders voted with respect to the ratification of the selection of PricewaterhouseCoopers LLP (PWC) as independent registered public accountants of the Fund for the fiscal year ended July 31, 2023. The results of the voting are as follows:

	Affirmative Votes Cast	Shares Against/Withheld	Abstained
Ratify the selection of PWC as independent registered public accountants of the Fund for the fiscal year ended July 31, 2023	26,202,055	139,706	183,498

***

An Annual Meeting of Shareholders of PGIM Short Duration High Yield Opportunities Fund was held on March 29, 2023.

At such meeting, stockholders voted with respect to the election of Class II Directors. The results of the voting are as follows:

Election of Directors Class II	Affirmative Votes Cast	Shares Against/Withheld	Abstained
Kevin J. Bannon	18,118,976	1,189,840	316,092
Keith F. Hartstein	17,364,281	1,938,937	321,690
Grace C. Torres	17,376,222	1,922,557	326,129

Kevin J. Bannon, Scott E. Benjamin, Barry H. Evans, Keith F. Hartstein, Stuart S. Parker, Brian K. Reid and Grace C. Torres continue to serve in their capacities as Trustees of the Fund.

Management of the Fund (unaudited)

Information about the Directors of PGIM Global High Yield Fund, Inc. (“GHY”) and PGIM High Yield Bond Fund, Inc. (“ISD”) and the Trustees of PGIM Short Duration High Yield Opportunities Fund (“SDHY”) (collectively referred to herein as “Board Members”), and the Officers of the Funds, is set forth below. Board Members who are not deemed to be “interested persons” of the Funds, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Funds are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Funds.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Term of Office & Length of Time Served	Other Directorships Held

Ellen S. Alberding(a) 1958 Board Member Portfolios Overseen: 99	Chief Executive Officer (“CEO”) and President, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	ISD and GHY: Since 2013 (Class I)	None.

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 100	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	ISD and GHY: Since 2011 SDHY: Since Fund Inception (Class II)	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).

PGIM Fixed Income Closed-End Funds

Management of the Fund (continued)

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Term of Office & Length of Time Served	Other Directorships Held

Barry H. Evans 1960 Board Member Portfolios Overseen: 100	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	ISD and GHY: Since 2017 SDHY: Since Fund Inception (Class III)	Formerly Director, Manulife Trust Company (2011- 2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005- 2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 100	Retired; formerly Member (November 2014- September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019- December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly, Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	ISD and GHY: Since 2013 SDHY: Since Fund Inception (Class II)	None.

Brian K Reid 1961 Board Member Portfolios Overseen: 100	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005- 2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).	ISD and GHY: Since 2018 SDHY: Since Fund Inception (Class I)	None

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Term of Office & Length of Time Served	Other Directorships Held

Grace C. Torres 1959 Board Member Portfolios Overseen: 100	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999- June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	ISD and GHY: Since 2015 SDHY: Since Fund Inception (Class II)	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.

Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Term of Office & Length of Time Served	Other Directorships Held

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 100	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute— Board of Governors (since May 2012).	ISD and GHY: Since 2015 SDHY: Since Fund Inception (Class I)	None.

PGIM Fixed Income Closed-End Funds

Management of the Fund (continued)

Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Term of Office & Length of Time Served	Other Directorships Held

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 100	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	ISD and GHY: Since 2011 SDHY: Since Fund Inception (Class III)	None.

Fund Officers(b)

Name, Year of Birth and Position with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years

Claudia DiGiacomo (1974) Chief Legal Officer	ISD and GHY: Since 2011 SDHY: Since Fund Inception	Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

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Fund Officers(b)

Name, Year of Birth and Position with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years

Andrew Donohue (1972) Chief Compliance Officer	ISD, GHY and SDHY: Since 2023	Chief Compliance Officer (since May 2023) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc.; Vice President, Chief Compliance Officer of PGIM Investments LLC (since September 2022); Chief Compliance Officer of AST Investment Services, Inc. (since October 2022); formerly various senior compliance roles within Principal Global Investors, LLC., global asset management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).

Andrew R. French (1962) Secretary	ISD and GHY: Since 2011 SDHY: Since Fund Inception	Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Melissa Gonzalez (1980) Assistant Secretary	ISD and GHY: Since 2020 SDHY: Since Fund Inception	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Debra Rubano (1975) Assistant Secretary	ISD and GHY: Since 2020 SDHY: Since Fund Inception	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Patrick E. McGuinness (1986) Assistant Secretary	ISD and GHY: Since 2020 SDHY: Since Fund Inception	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

PGIM Fixed Income Closed-End Funds

Management of the Fund (continued)

Fund Officers(b)

Name, Year of Birth and Position with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years

Christian J. Kelly (1975) Chief Financial Officer	ISD and GHY: Since 2019 SDHY: Since Fund Inception	Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund, Inc. (since July 2022); formerly Treasurer and Principal Financial Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017- 2018); Director of Accounting, Avenue Capital Group (2008- 2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Russ Shupak (1973) Treasurer and Principal Accounting Officer	ISD and GHY: Since 2019 SDHY: Since Fund Inception	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.

Elyse M. McLaughlin (1974) Assistant Treasurer	ISD and GHY: Since 2019 SDHY: Since Fund Inception	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.

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Fund Officers(b)

Name, Year of Birth and Position with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years

Lana Lomuti (1967) Assistant Treasurer	ISD and GHY: Since 2014 SDHY: Since Fund Inception	Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007- February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.

Deborah Conway (1969) Assistant Treasurer	ISD and GHY: Since 2019 SDHY: Since Fund Inception	Vice President (since 2017) within PGIM Investments Fund Administration; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2007-2017) within PGIM Investments Fund Administration.

Robert W. McCormack (1973) Assistant Treasurer	ISD, GHY and SDHY: Since 2023	Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (Since March 2023) of PGIM Investments mutual funds, closed end funds, ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008- 2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).

(a)	Ms. Alberding is not a Trustee of SDHY.
(b)	Excludes Mr. Parker and Mr. Benjamin, Interested Board Members of the Fund who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
•	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4077.
•

The Board of Directors/Trustees are divided into three classes, each of which has three-year terms. Class I term expires in 2025, Class II term expires in 2026 and Class III term expires in 2024. Officers are generally elected by the Board to one-year terms.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

•	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Fixed Income Closed-End Funds

Approval of Advisory Agreements (unaudited)

PGIM High Yield Bond Fund, Inc.

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM High Yield Bond Fund, Inc. (the “Fund”) consists of eight individuals, six of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the Directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, two Investment Committees, the Compliance Committee and the Nominating and Governance Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”) and the Fund’s sub-subadvisory agreement with PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 25 and June 6-8, 2023 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2024, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM, and, where appropriate, affiliates of PGIM. Also, the Board considered comparisons with other funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser, and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

PGIM Fixed Income Closed-End Funds

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement with PGIM, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser and sub-subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, respectively, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser and the sub-subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory agreement and sub-subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s and PGIML’s organizational structure, senior management, investment operations, and other relevant information

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pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income and PGIML.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM and the sub-subadvisory services provided to the Fund by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income and PGIML under the management, subadvisory and sub-subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning whether PGIM Investments realizes economies of scale as the Fund’s assets grow beyond current levels. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board considered that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board noted that, while the Fund does not have breakpoints in its management fees, economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to any individual funds, but rather are incurred across a variety of products and services.

PGIM Fixed Income Closed-End Funds

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three and five-year periods ended December 31, 2022.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended July 31, 2022. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the funds (for performance, the best performing funds and, for expenses, the lowest cost funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

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Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	1st Quartile	2nd Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the three-, five- and ten-year periods, but underperformed its benchmark index over the one-year period.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory and sub-subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Global High Yield Fund, Inc.

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Global High Yield Fund, Inc. (the “Fund”) consists of eight individuals, six of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the Directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, two Investment Committees, the Compliance Committee and the Nominating and Governance Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”), and the Fund’s sub-subadvisory agreement with PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 25 and June 6-8, 2023 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2024, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

PGIM Fixed Income Closed-End Funds

Approval of Advisory Agreements (continued)

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM and where appropriate, affiliates of PGIM. Also, the Board considered comparisons with other funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as the administrator for the Fund’s liquidity risk management program. With respect to PGIM Investment’ oversight of the subadviser and sub-subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible

Visit our website at pgim.com/investments

for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser and sub-subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory agreement and sub-subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income and PGIML.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIM Fixed Income and the sub-subadvisory services provided to the Fund by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income and PGIML under the management, subadvisory and sub-subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

PGIM Fixed Income Closed-End Funds

Approval of Advisory Agreements (continued)

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that, while the Fund does not have breakpoints in its management fees, economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board considered that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to any individual funds, but rather are incurred across a variety of products and services. In light of the Fund’s current size, performance and expense structure, the Board concluded that the absence of breakpoints in the Fund’s fee schedule is acceptable at this time.

Other Benefits to PGIM Investments, PGIM Fixed Income and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included benefits to its reputation or other intangible benefits resulting from PGIM Investments association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one- and three- and five-year periods ended December 31, 2022.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended July 31, 2022. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total

Visit our website at pgim.com/investments

expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the funds (for performance, the best performing funds and, for expenses, the lowest cost funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	2nd Quartile	1st Quartile	3rd Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the three-, five- and ten-year periods and underperformed its benchmark index over the one-year period.

•

The Board also noted that the Fund outperformed its peer group average for the one-, three- and five-year periods and outperformed its benchmark index for the three-, five- and ten-year periods ended March 31, 2023.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory and sub-subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Fixed Income Closed-End Funds

Approval of Advisory Agreements (continued)

PGIM Short Duration High Yield Opportunities Fund

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Short Duration High Yield Opportunities Fund (the “Fund”) consists of seven individuals, five of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the Trustees of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established five standing committees: the Audit Committee, two Investment Committees, the Compliance Committee and the Nominating and Governance Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”) and PGIM Limited (“PGIML”). PGIM Fixed Income and PGIML are collectively referred to herein as the “subadviser.” In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 25 and June 6-8, 2023 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2024, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM, and, where appropriate, affiliates of PGIM. Also, the Board considered comparisons with other funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser, and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

Visit our website at pgim.com/investments

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and PGIM, through its PGIM Fixed Income unit, and PGIML, which serve as the Fund’s subadvisers pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser and sub-subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, respectively, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser and the sub-subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory agreement and sub-subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted

PGIM Fixed Income Closed-End Funds

Approval of Advisory Agreements (continued)

that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income and PGIML.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM and the sub-subadvisory services provided to the Fund by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income and PGIML under the management, subadvisory and sub-subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning whether PGIM Investments realizes economies of scale as the Fund’s assets grow beyond current levels. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board considered that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board noted that, while the Fund does not have breakpoints in its management fees, economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to any individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by

Visit our website at pgim.com/investments

PGIM Investments included benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-year period ended December 31, 2022. The Board considered that the Fund commenced operations on November 25, 2020 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended July 31, 2022. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the funds (for performance, the best performing funds and, for expenses, the lowest cost funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

PGIM Fixed Income Closed-End Funds

Approval of Advisory Agreements (continued)

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	N/A	N/A	N/A
Actual Management Fees: 3rd Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund underperformed its benchmark index over the one-year period.

•	The Board considered that the Fund outperformed its benchmark index and peer group average for the first quarter of 2023.

•	The Board noted that the Fund does not yet have a three-year performance record and that, therefore, the subadviser should have more time to develop that record.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

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Privacy Notice

Prudential values your business and your trust. We respect the privacy of your personal information and take our responsibility to protect it seriously. This privacy notice is provided on behalf of the Prudential companies listed at the end of this notice and applies to our current and former customers. This notice describes how we treat the information we receive about you, including the ways in which we will share your personal information within Prudential and your right to opt out of such sharing.

Protecting Your Personal Information

We maintain physical, electronic, and procedural safeguards to protect your personal information. The people authorized to access your personal information need it to do their jobs, and we require that they keep your information secure and confidential.

Personal Information We Collect

We collect your personal information from you, such as when you fill out applications and other forms, when you visit or enter personal details on our websites, when you respond to our emails, and when you provide information over the telephone. We also collect personal information about you that others give to us. Collectively, this personal information includes, for example:

•	Name
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•	visit us online at: https://www.prudential.com/links/privacy-center
•	call us at: 1-877-248-4019

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If you have any questions about how we protect, use, and share your personal information or about this privacy notice, please call us. The toll-free number is 1-877-248-4019.

We reserve the right to modify this notice at any time. This notice is also available anytime at www.prudential.com.

This notice is being provided to customers and former customers of the Prudential companies listed below.

Insurance Companies and Insurance Company Separate Accounts

The Prudential Insurance Company of America; Pruco Life Insurance Company; Pruco Life Insurance Company of New Jersey; Prudential Legacy Insurance Company of New Jersey; Insurance company separate accounts that include the following names or are otherwise identified as maintained by an entity that includes the following names: Prudential or Pruco (except for insurance company separate accounts sponsored by Prudential Retirement Insurance and Annuity Company (PRIAC), which were transferred to Empower as part of the sale of PRIAC to Empower Annuity Insurance Company of America and are no longer affiliated with Prudential)

Insurance Agencies

Prudential Insurance Agency, LLC; Assurance IQ, LLC

Broker-Dealers and Registered Investment Advisers

AST Investment Services, Inc.; Prudential Annuities Distributors, Inc.; Pruco Securities, LLC; PGIM, Inc.; Prudential Investment Management Services LLC; PGIM Investments LLC; PGIM Private Placement Investors, L.P.; Prudential Select Strategies LLC; PGIM Quantitative Solutions LLC; Jennison Associates LLC; PGIM Custom Harvest LLC

Bank and Trust Companies

Prudential Trust Company

Investment Companies and Other Investment Vehicles

PGIM Funds; Prudential Insurance Funds; All funds that include the following names: Prudential, PCP, PGIM, PEP, PCEP, or PSLO

Other Companies

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Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

D6021	Privacy Ed 1/2023

∎ MAIL Computershare P.O. Box 43078 Providence, RI 02940-3078	∎ MAIL (OVERNIGHT) Computershare 150 Royall Street Suite 101 Canton, MA 02021	∎ TELEPHONE (800) 451-6788 ∎ WEBSITE pgim.com/investments

PROXY VOTING

The Board of Directors or Trustees (as applicable) of each Fund has delegated to the Fund’s subadviser(s) the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS/TRUSTEES Ellen S. Alberding (GHY and ISD)● Kevin J. Bannon • Scott E. Benjamin ● Barry H. Evans ● Keith F. Hartstein ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS

Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Chief Financial Officer ● Claudia DiGiacomo, Chief Legal Officer ● Andrew Donohue, Chief Compliance Officer ● Russ Shupak, Treasurer and Principal Accounting Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Elyse M. McLaughlin, Assistant Treasurer ● Deborah Conway, Assistant Treasurer ● Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street
Newark, NJ 07102

SUBADVISER(S)	PGIM Fixed Income	655 Broad Street
Newark, NJ 07102

	PGIM Limited (SDHY only)	Grand Buildings, 1-3 Strand
Trafalgar Square
London, WC2N 5HR
United Kingdom

CUSTODIAN	The Bank of New York	240 Greenwich Street
	Mellon	New York, NY 10286

TRANSFER AGENT	Computershare Trust	P.O. Box 43078
	Company, N.A.	Providence, RI 02940-3078

INDEPENDENT REGISTERED	PricewaterhouseCoopers	300 Madison Avenue
PUBLIC ACCOUNTING FIRM	LLP	New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue
New York, NY 10019

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS/TRUSTEES
Shareholders can communicate directly with the Board of Directors or Trustees (as applicable) by writing to the Chair of the Board, PGIM Global High Yield Fund Inc., PGIM High Yield Bond Fund, Inc., and PGIM Short Duration High Yield Opportunities Fund, PGIM Investments, Attn: Board of Directors or Trustees (as applicable), 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director/Trustee by writing to that Director/Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

CERTIFICATIONS
Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the required annual certifications and the Funds have also included the certifications of the Funds’ Chief Executive Officer and Chief Financial Officer as required by Section 302 of the Sarbanes-Oxley Act, on the Funds’ Form N-CSR filed with the Commission, for the period of this report.

An investor should consider the investment objectives, risks, charges, and expenses of a Fund carefully before investing.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, its shares at market prices.

PGIM FIXED INCOME CLOSED-END FUNDS

Fund	NYSE	CUSIP

PGIM Global High Yield Fund, Inc.	GHY	69346J106

PGIM High Yield Bond Fund, Inc.	ISD	69346H100

PGIM Short Duration High Yield Opportunities Fund	SDHY	69355J104

PICE1000E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended July 31, 2023 and July 31, 2022, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $45,000 and $45,000, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended July 31, 2023 and July 31, 2022: none.

(c) Tax Fees

For the fiscal years ended July 31, 2023 and July 31, 2022: none.

(d) All Other Fees

For the fiscal years ended July 31, 2023 and July 31, 2022: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2)	Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X –

	Fiscal Year Ended July 31, 2023	Fiscal Year Ended July 31, 2022
4(b)	Not applicable.	Not applicable.
4(c)	Not applicable.	Not applicable.
4(d)	Not applicable.	Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended July 31, 2023 and July 31, 2022 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(i) Not applicable.

(j) Not applicable.

Item 5 – Audit Committee of Listed Registrants –

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Grace C. Torres (chair), Barry H.Evens, Brian K. Reid, and Keith F. Hartstein.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

PROXY VOTING POLICIES OF THE SUBADVISER

VOTING APPROACH OF PGIM ASSET MANAGEMENT UNITS

PGIM Fixed Income. PGIM Fixed Income is a business unit of PGIM. PGIM Fixed Income’s policy is to vote proxies in the best interests of its clients. In the case of pooled accounts, the policy is to vote proxies in the best interests of the pooled account. The proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect PGIM Fixed Income’s judgment of how to further the best interests of its clients through the shareholder or debt-holder voting process.

PGIM Fixed Income invests primarily in debt securities, thus there are few traditional proxies voted by it. PGIM Fixed Income generally votes with management on routine matters such as the appointment of accountants or the election of directors. From time to time, ballot issues arise that are not addressed by the policy or circumstances may suggest a vote not in accordance with the established guidelines. In these cases, voting decisions are made on a case-by-case basis by the applicable portfolio manager taking into consideration the potential economic impact of the proposal. Not all ballots are received by PGIM Fixed Income in advance of voting deadlines, but when ballots are received in a timely fashion, PGIM Fixed Income strives to meet its voting obligations. It cannot, however, guarantee that every proxy will be voted prior to its deadline.

With respect to non-U.S. holdings, PGIM Fixed Income takes into account additional restrictions in some countries that might impair its ability to trade those securities or have other potentially adverse economic consequences. PGIM Fixed Income generally votes non-U.S. securities on a best efforts basis if it determines that voting is in the best interests of its clients.

Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of PGIM Fixed Income. When PGIM Fixed Income identifies an actual or potential material conflict of interest between the firm and its clients with respect to proxy voting, the matter is presented to senior management who will resolve such issue in consultation with the compliance and legal departments. Proxy voting is reviewed by the trade management oversight committee.

Any client may obtain a copy of PGIM Fixed Income’s proxy voting policy, guidelines and procedures, as well as the proxy voting records for that client’s securities, by contacting the account management representative responsible for the client’s account.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

As of July 31, 2023, the following individuals are jointly and primarily responsible for the day-to-day management of the Fund

Robert Cignarella, CFA, is a Managing Director and Head of U.S. High Yield for PGIM Fixed Income. Mr. Cignarella is also the co-Head of the Global High Yield Strategy. Prior to joining the firm in 2014, Mr. Cignarella was a managing director and co-head of high yield and bank loans at Goldman Sachs Asset Management. He also held positions as a high yield portfolio manager and a high yield and investment grade credit analyst. Earlier, he was a financial analyst in the investment banking division of Salomon Brothers. Mr. Cignarella received an MBA from the University of Chicago, and a bachelor’s degree in operations research and industrial engineering from Cornell University. He holds the Chartered Financial Analyst (CFA) designation.

Brian Clapp, CFA, is a Principal and a high yield portfolio manager for PGIM Fixed Income’s U.S. High Yield Team. Mr. Clapp was previously a senior high yield credit analyst on PGIM Fixed Income’s Credit Research team. He joined the Firm in 2006 from Muzinich & Co. While there, Mr. Clapp held several positions, including portfolio manager for a high yield bond based hedge fund, hedge fund credit analyst, and credit analyst covering the chemical, industrial, and transportation sectors. Earlier at Triton Partners, an institutional high yield fund manager, Mr. Clapp was a credit analyst covering the metals and mining, healthcare, homebuilding, building products and transportation sectors. He received a BS in Finance from Bryant College, and an MS in Computational Finance, and an MBA from Carnegie Mellon. Mr. Clapp holds the Chartered Financial Analyst (CFA) designation.

Ryan Kelly, CFA, is a Principal and lead portfolio manager for PGIM Fixed Income’s Credit Opportunities strategy. Mr. Kelly oversees special situations efforts for PGIM Fixed Income including alternative credit investments, opportunistic capital and restructurings. Mr. Kelly is also a senior portfolio manager for PGIM Fixed Income’s U.S. High Yield Team. Prior to his current roles, Mr. Kelly was a senior high yield credit analyst in PGIM Fixed Income’s Credit Research Group, covering the automotive, energy, technology and finance sectors. Prior to joining the firm in 2002, Mr. Kelly was a senior high yield bond analyst at Muzinich & Company. Earlier, he was an investment banker at PNC Capital Markets/PNC Bank where he worked in the high yield bond, mergers and acquisition (M&A) and loan syndication groups. Mr. Kelly began his career in investment banking at Chase Manhattan Bank, working on project finance transactions and M&A advisory mandates for the electric power sector. He received a BA in Economics from Michigan State University and holds the Chartered Financial Analyst (CFA) designation.

Robert Spano, CFA, CPA, is a Principal and a high yield portfolio manager for PGIM Fixed Income’s U.S. High Yield Bond Team. Prior to assuming his current position in 2007, Mr. Spano was a high yield credit analyst for 10 years in PGIM Fixed Income’s Credit Research Group, covering the health, lodging, consumer, gaming, restaurants, and chemical industries. Earlier, he worked as an investment analyst in the Project Finance Unit of the Firm’s private placement group. Mr. Spano also held positions in the internal audit and risk management units of Prudential Securities. He received a BS in Accounting from the University of Delaware and an MBA from New York University. Mr. Spano holds the Chartered Financial Analyst (CFA) and Certified Public Accountant (CPA) designations.

Michael Gormally is a Vice President, and portfolio manager and trader for PGIM Fixed Income’s U.S. High Yield Bond Team. Previously, he was an Analyst in the Portfolio Analysis Group, where he managed a team of portfolio analysts dedicated to High Yield. He was responsible for the monitoring of daily risk and positioning, along with the implementation of portfolio management trading tools and performance attribution models. Before joining the Firm in 2014, Mr. Gormally was a credit analyst at BNY Mellon. Mr. Gormally received a BA in Economics from Johns Hopkins University and an MBA from the University of Notre Dame.

Brian Lalli is a Principal and portfolio manager for PGIM Fixed Income’s U.S. High Yield Bond Team. Previously, Mr. Lalli was a credit analyst for PGIM Fixed Income’s U.S. Leveraged Finance Credit Research team. Prior to joining the Firm in 2020, Mr. Lalli was a Director at Barclays, covering several high yield and investment grades sectors as a senior credit analyst since 2010. Mr. Lalli received a BS in Business and Technology and a minor in Economics from Stevens Institute of Technology.

Other Accounts Managed by the Portfolio Managers. The following tables set forth certain information with respect to the portfolio managers for the Fund. Unless noted otherwise, all information is provided as of July 31, 2023.

The table below identifies, for each portfolio manager, the number of accounts (other than the Fund) for which the portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italic typeface. In addition is information about portfolio manager ownership of Fund securities. The Ownership of Fund Securities column shows the dollar range of equity securities of the Fund beneficially owned by the portfolio manager.

Portfolio Managers	Registered Investment Companies/ Total Assets	Other Pooled Investment Vehicles/ Total Assets	Other Accounts/ Total Assets	Fund Ownship

Robert Cignarella,	12/$27,780,386,059	8/$6,459,487,879	39/$13,590,616,032	None
CFA	0/$0	5/$1,375,779,199	4/$1,353,946,941

Brian Clapp,	11/$25,728,199,169	8/$6,459,487,879	39/$13,590,616,032	None
CFA	0/$0	5/$1,375,779,199	4/$1,353,946,941

Michael Gormally	11/$25,728,199,169	8/$6,459,487,879	39/$13,590,616,032	None
	0/$0	5/$1,375,779,199	4/$1,353,946,941

Robert Spano,	11/$25,728,199,169	8/$6,459,487,879	39/$13,590,616,032	None
CFA, CPA	0/$0	5/$1,375,779,199	4/$1,353,946,941

Brian Lalli,	11/$25,728,199,169	8/$6,459,487,879	39/$13,590,616,032	None
	0/$0	5/$1,375,779,199	4/$1,353,946,941

Ryan Kelly,	11/$25,728,199,169	8/$6,459,487,879	39/$13,590,616,032	None
CFA	0/$0	6/$1,435,805,509	4/$1,353,946,941

Compensation and Conflicts Disclosure:

COMPENSATION. The base salary of an investment professional in the PGIM Fixed Income unit of PGIM is primarily based on market data relative to similar positions as well as the past performance, years of experience and scope of responsibility of the individual. PGIM Fixed Income is allocated an overall incentive pool based on the investment and financial performance of the business. Incentive compensation for investment professionals, including the annual cash bonus, the long-term equity grant and grants under PGIM Fixed Income’s long-term incentive plans, is primarily based on such person’s contribution to PGIM Fixed Income’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines, risk parameters, and its compliance risk management and other policies, as well as market-based data such as compensation trends and levels of overall compensation for similar positions in the asset management industry. In addition, an investment professional’s qualitative contributions to the organization and its commercial success are considered in determining incentive compensation. Incentive compensation is not solely based on the performance of, or value of assets in, any single account or group of client accounts.

The PGIM Fixed Income unit within PGIM Limited (“PGIM Fixed Income (U.K.)”) has adopted a remuneration policy in relation to activities conducted through the entities authorized and regulated by the FCA in the United Kingdom. The remuneration policy is intended to be compliant with the United Kingdom’s Investment Firms Prudential Regime (“IFPR”) and governs the remuneration of PGIM Fixed Income (U.K.) staff and “material risk takers” of PGIM Fixed Income (U.K.) including those that are based outside the United Kingdom

An investment professional’s annual cash bonus is paid from an annual incentive pool. The pool is developed as a percentage of PGIM Fixed Income’s operating income and the percentage used to calculate the pool may be refined by factors such as:

●	business initiatives;

●	the number of investment professionals receiving a bonus and related peer group compensation;

●	financial metrics of the business relative to those of appropriate peer groups; and

●	investment performance of portfolios: relative to appropriate peer groups; and/or as measured against relevant investment indices.

Long-term compensation consists of Prudential Financial, Inc. restricted stock and grants under the long-term incentive plan and targeted long-term incentive plan. The long-term incentive plan is intended to align compensation with investment performance. The targeted long-term incentive plan is intended to align the interests of certain of PGIM Fixed Income’s investment professionals with the performance of the particular alternative investment strategies or commingled investment vehicles they manage. Grants under the long-term incentive plan and targeted long-term incentive plan are participation interests in notional accounts with a beginning value of a specified dollar amount. For the long-term incentive plan, the value attributed to these notional accounts increases or decreases over a defined period of time based on the performance of investment composites representing a number of PGIM Fixed Income’s investment strategies. With respect to targeted long-term incentive awards, the value attributed to the notional accounts increases or decreases over a defined period of time based (as applicable) on the performance of either a composite of particular alternative investment strategies or a commingled investment vehicle. An investment composite is an aggregation of accounts with similar investment strategies. The head of PGIM Fixed Income also receives performance shares which represent the right to receive shares of Prudential Financial, Inc. common stock conditioned upon, and subject to, the achievement of specified financial performance goals by Prudential Financial, Inc. Each of the restricted stock, grants under the long-term incentive plans, and performance shares is subject to vesting requirements.

CONFLICTS OF INTEREST. Like other investment advisers, PGIM Fixed Income is subject to various conflicts of interest in the ordinary course of its business. PGIM Fixed Income strives to identify potential risks, including conflicts of interest, that are inherent in its business, and PGIM Fixed Income conducts annual conflict of interest reviews. However, it is not possible to identify every potential conflict that can arise. When actual or potential conflicts of interest are identified, PGIM Fixed Income seeks to address such conflicts through one or more of the following methods:

-	elimination of the conflict;
-	disclosure of the conflict; or
-	management of the conflict through the adoption of appropriate policies, procedures or other mitigants.

PGIM Fixed Income follows the policies of Prudential Financial, Inc. on business ethics, personal securities trading, and information barriers. PGIM Fixed Income has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. PGIM Fixed Income cannot guarantee, however, that its policies and procedures will detect and prevent, or result in the disclosure of, each and every situation in which a conflict arises or could potentially arise.

Side-by-Side Management of Accounts and Related Conflicts of Interest. PGIM Fixed Income’s side-by-side management of multiple accounts can create conflicts of interest. Examples are detailed below, followed by a discussion of how PGIM Fixed Income addresses these conflicts.

●

Performance Fees - PGIM Fixed Income manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management creates an incentive for PGIM Fixed Income and its investment professionals to favor one account over another. Specifically, PGIM Fixed Income or its affiliates have an incentive to favor accounts for which PGIM Fixed Income or an affiliate receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

●

Affiliated accounts - PGIM Fixed Income manages accounts on behalf of its affiliates as well as unaffiliated accounts. PGIM Fixed Income has an incentive to favor accounts of affiliates over others. Additionally, at times, PGIM Fixed Income’s affiliates provide initial funding or otherwise invest in vehicles managed by it, for example by providing “seed capital” for a fund or account. Managing “seeded” accounts alongside “non-seeded” accounts creates an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product. Additionally, PGIM Fixed Income’s affiliated investment advisers from time to time allocate their asset allocation clients’ assets to PGIM Fixed Income. PGIM Fixed Income has an incentive to favor accounts used by its affiliates for their asset allocation clients to receive more assets from its affiliates.

●

Larger accounts/higher fee strategies - larger accounts and clients typically generate more revenue than do smaller accounts or clients and certain of PGIM Fixed Income’s strategies have higher fees than others. As a result, a portfolio manager could have an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for PGIM Fixed Income (or which it believes would generate more revenue in the future).

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Long only and long/short accounts - PGIM Fixed Income manages accounts that only allow it to hold securities long as well as accounts that permit short selling. As a result, there are times when PGIM Fixed Income sells a security short in some client accounts while holding the same security long in other client accounts. These short sales could reduce the value of the securities held in the long only accounts. Conversely, purchases for long only accounts could have a negative impact on the short positions in long/short accounts. Consequently, PGIM Fixed Income has conflicts of interest in determining the timing and direction of investments.

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Securities of the same kind or class - PGIM Fixed Income sometimes buys or sells, or direct or recommend that a client buy or sell, securities of the same kind or class that are purchased or sold for another client at prices that may be different. Although such pricing differences could appear as preferences for one client over another, PGIM Fixed Income’s trade execution in each case is driven by its consideration of a variety of factors consistent with its duty to seek best execution. There are times when PGIM Fixed Income executes trades in securities of the same kind or class in one direction for an account and in the opposite direction for another account, or it determines not to trade securities in one or more accounts while trading for others. While such trades (or a decision not to trade) could appear inconsistent in how PGIM Fixed Income views or treats a security for one client versus another, they generally result from differences in investment strategy, portfolio composition or client direction.

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Investment at different levels of an issuer’s capital structure— There are times when PGIM Fixed Income invests client assets in the same issuer, but at different levels in the issuer’s capital structure. This could occur, for instance, when a client holds private securities or loans of an issuer and other clients hold publicly traded securities of the same issuer. In addition, there are times when PGIM Fixed Income invest client assets in a class or tranche of securities of a securitized finance vehicle (such as a collateralized loan obligation, asset-backed security or mortgage-backed security) and also, at the same or different time, invests the assets of another client (including affiliated clients) in a different class or tranche of securities of the same vehicle. These different securities can have different voting rights, dividend or repayment priorities, rights in bankruptcy or other features that conflict with one another. For some of these securities (particularly private securitized product investments for which clients own all or a significant portion of the outstanding securities or obligations), PGIM Fixed Income has had, input regarding the characteristics and the relative rights and priorities of the various classes or tranches.

When PGIM Fixed Income invests client assets in different levels of an issuer’s capital structure, it is permitted to take actions with respect to the assets held by one client (including affiliated clients) that are potentially adverse to other clients, for example, by foreclosing on loans or by putting an issuer into default. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers, PGIM Fixed Income could find that the interests of a client and the interests of one or more other clients (including affiliated clients) could conflict. In these situations, decisions over proxy voting, corporate reorganizations, how to exit an investment, bankruptcy matters (including, for example, whether to trigger an event of default or the terms of any workout) or other actions or inactions can result in conflicts of interest. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities encounters financial problems, decisions over the terms of any workout will raise conflicts of interest (including potential conflicts over proposed waivers and amendments to debt covenants). For example, a senior bond holder or lender might prefer a liquidation of the issuer in which it could be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders or junior bond holders. There will be times where PGIM Fixed Income refrains from taking certain actions (including participating in workouts and restructurings) or making investments on behalf of certain clients or where PGIM Fixed Income determine to sell investments for certain clients, in each case in order to mitigate conflicts of interest or legal, regulatory or other risks to PGIM Fixed Income This could potentially disadvantage the clients on whose behalf the actions are not taken, investments are not made, or investments are sold. Conversely, in other cases, PGIM Fixed Income will not refrain from taking such actions or making investments on behalf of some clients (including affiliated clients), which could potentially disadvantage other clients. Any of the foregoing (or similar) conflicts of interest will be resolved or managed on a case-by-case basis (including, where determined to be required, by escalating matters to, and seeking direction and guidance from, senior management). Any such resolution will take into consideration the interests of the relevant clients, the circumstances giving rise to the conflict and applicable laws.

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Financial interests of investment professionals - PGIM Fixed Income investment professionals from time to time invest in certain investment vehicles that it manages, including exchanged-traded funds (“ETFs”), mutual funds and (through a retirement plan) collective investment trusts. Also, certain of these investment vehicles are options under the 401(k) and deferred compensation plans offered by Prudential Financial, Inc. In addition, the value of grants under PGIM Fixed Income’s long-term incentive plan and targeted long-term incentive plan is affected by the performance of certain client accounts. As a result, PGIM Fixed Income investment professionals have financial interests in accounts managed by PGIM Fixed Income and/or that are related to the performance of certain client accounts.

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Non-discretionary/limited discretion accounts - PGIM Fixed Income provides non-discretionary and limited discretion investment advice to some clients and manages others on a fully discretionary basis. Trades in non-discretionary accounts or accounts where discretion is limited could occur before, in concert with, or after PGIM Fixed Income executes similar trades in its discretionary accounts. The non-discretionary/limited discretion clients may be disadvantaged if PGIM Fixed Income delivers investment advice to them after it initiates trading for the discretionary clients, or vice versa. Furthermore, a non-discretionary/limited discretion client may not be able to participate in trades if there is a delay in receiving such client’s consent. In some cases, when such a client requests additional information prior to giving its consent, PGIM Fixed Income is prohibited from sharing information because, for example, the information is non-public.

How PGIM Fixed Income Addresses These Conflicts of Interest. PGIM Fixed Income has developed policies and procedures reasonably designed to address the conflicts of interest with respect to its different types of side-by-side management described above.

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Each quarter, the head of PGIM Fixed Income holds a series of meetings with the senior portfolio manager and team responsible for the management of each of PGIM Fixed Income’s investment strategies. At each of these quarterly investment strategy review meetings, the head of PGIM Fixed Income and the strategy’s portfolio management team review and discuss the investment performance and performance attribution for client accounts managed in the strategy. These meetings generally are also attended by one or both of the co-chief investment officers, the head of quantitative analysis and risk management or his designee and a member of the compliance group, among others.

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In keeping with PGIM Fixed Income’s fiduciary obligations, its policy with respect to trade aggregation and allocation is to treat all of its client accounts fairly and equitably over time. PGIM Fixed Income’s trade management oversight committee, which generally meets quarterly, is responsible for providing oversight with respect to trade aggregation and allocation. Its compliance group periodically reviews a sampling of new issue allocations and related documentation to confirm compliance with the trade aggregation and allocation policy. In addition, the compliance and investment risk management groups review forensic reports regarding new issue and secondary trade activity on a quarterly basis. This forensic analysis includes such data as the: number of new issues allocated in the strategy; size of new issue allocations to each portfolio in the strategy; profitability of new issue transactions; portfolio turnover; and metrics related to large and block trade activity. The results of these analyses are reviewed and discussed at PGIM Fixed Income’s trade management oversight committee meetings. The procedures above are designed to detect patterns and anomalies in PGIM Fixed Income’s side-by-side management and trading so that it may assess and improve its processes.

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PGIM Fixed Income has procedures that specifically address its side-by-side management of certain long/short and long only portfolios. These procedures address potential conflicts that could arise from differing positions between long/short and long only portfolios. In addition, lending opportunities with respect to securities for which the market is demanding a slight premium rate over normal market rates are allocated to long only accounts prior to allocating the opportunities to long/short accounts.

Conflicts Related to PGIM Fixed Income’s Affiliations. As a business unit of PGIM, Inc., an indirect wholly-owned subsidiary of Prudential Financial, Inc., PGIM Fixed Income is part of a diversified, global financial services organization. PGIM Fixed Income is affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker-dealers, commodity trading advisors, commodity pool operators and other investment advisers. Some of its employees are officers of and/or provide services to some of these affiliates.

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Conflicts Related to Investment of Client Assets in Affiliated Funds. PGIM Fixed Income invests client assets in funds that it manages or subadvises for one or more affiliates. PGIM Fixed Income also invests cash collateral from securities lending transactions in some of these funds. These investments benefit PGIM Fixed Income and/or its affiliate through increasing assets under management and/or fees.

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Conflicts Related to Referral Fees to Affiliates. From time to time, PGIM Fixed Income has arrangements where PGIM Fixed Income compensates affiliated parties for client referrals. PGIM Fixed Income also has arrangements with an affiliated entity which provide for payments to an affiliate if certain investments by others are made in certain of PGIM Fixed Income’s products or if PGIM Fixed Income establishes certain other advisory relationships. These investments benefit both PGIM Fixed Income and its affiliates through increasing assets under management and fees.

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Conflicts Related to Co-investment by Affiliates. PGIM Fixed Income affiliates provide initial funding to or otherwise invest in certain vehicles it manages. When certain of its affiliates provide “seed capital” or other capital for a fund, they generally do so with the intention of redeeming all or part of their interest at a future point in time or when they deem that sufficient additional capital has been invested in that fund.

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The timing of a redemption by an affiliate could benefit the affiliate. For example, the fund may be more liquid at the time of the affiliate’s redemption than it is at times when other investors may wish to withdraw all or part of their interests.

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In addition, a consequence of any withdrawal of a significant amount, including by an affiliate, is that investors remaining in the fund will bear a proportionately higher share of fund expenses following the redemption.

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PGIM Fixed Income could also face a conflict if the interests of an affiliated investor in a fund it manages diverge from those of the fund or other investors. For example, PGIM Fixed Income affiliates, from time to time, hedge some or all of the risks associated with their investments in certain funds PGIM Fixed Income manages. PGIM Fixed Income may provide assistance in connection with this hedging activity.

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Insurance Affiliate General Accounts. Because of the substantial size of the general accounts of PGIM Fixed Income’s affiliated insurance companies (the “Insurance Affiliates”), trading by these general accounts, including PGIM Fixed Income’s trades on behalf of the accounts, may affect the market prices or limit the availability of the securities or instruments transacted. Although PGIM Fixed Income does not expect that the general accounts of affiliated insurers will execute transactions that will move a market frequently, and generally only in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.

PGIM Fixed Income believes that the conflicts related to its affiliations described above are mitigated by its allocation policies and procedures, its supervisory review of accounts and its procedures with respect to side-by-side management, including of long only and long/short accounts.

Conflicts Related to Financial Interests and the Financial Interests of Affiliates

Prudential Financial, the general accounts of the Insurance Affiliates, PGIM Fixed Income and other affiliates of PGIM at times have financial interests in, or relationships with, companies whose securities or related instruments PGIM Fixed Income holds, purchases or sells in its client accounts. Certain of these interests and relationships are material to PGIM Fixed Income or to the Prudential enterprise. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by PGIM Fixed Income on behalf of PGIM Fixed Income’s client accounts. For example:

●	PGIM Fixed Income invests in the securities of one or more clients for the accounts of other clients.

●	PGIM Fixed Income’s affiliates sell various products and/or services to certain companies whose securities PGIM Fixed Income purchases and sells for PGIM Fixed Income clients.

●	PGIM Fixed Income invests in the debt securities of companies whose equity is held by its affiliates.

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PGIM Fixed Income’s affiliates hold public and private debt and equity securities of a large number of issuers. PGIM Fixed Income invests in some of the same issuers for other client accounts. For example:

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Affiliated accounts have held and can in the future hold the senior debt of an issuer whose subordinated debt is held by PGIM Fixed Income’s clients or hold secured debt of an issuer whose public unsecured debt is held in client accounts. See “Investment at different levels of an issuer’s capital structure” above for additional information regarding conflicts of interest resulting from investment at different levels of an issuer’s capital structure.

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To the extent permitted by applicable law, PGIM Fixed Income can also invest client assets in offerings of securities the proceeds of which are used to repay debt obligations held in affiliated accounts or other client accounts. PGIM Fixed Income’s interest in having the debt repaid creates a conflict of interest. PGIM Fixed Income has adopted a refinancing policy to address this conflict.

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Certain of PGIM Fixed Income’s affiliates’ directors or officers are directors or officers of issuers in which PGIM Fixed Income invests from time to time. These issuers could also be service providers to PGIM Fixed Income or its affiliates.

●	In addition, PGIM Fixed Income can invest client assets in securities backed by commercial mortgage loans that were originated or are serviced by an affiliate.

In general, conflicts related to the financial interests described above are addressed by the fact that PGIM Fixed Income makes investment decisions for each client independently considering the best economic interests of such client, under the circumstances.

Conflicts Arising Out of Legal and Regulatory Restrictions.

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At times, PGIM Fixed Income is restricted by law, regulation, executive order, contract or other constraints as to how much, if any, of a particular security it can purchase or sell on behalf of a client, and as to the timing of such purchase or sale. Sometimes these restrictions apply as a result of its relationship with Prudential Financial and other affiliates. For example, PGIM Fixed Income does not purchase securities issued by Prudential Financial or other affiliates for client accounts.

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In certain instances, PGIM Fixed Income’s ability to buy or sell or transact for one or more client accounts will be constrained as a result of its voluntary or involuntary receipt of material, non-public information, various insider trading laws and related legal requirements. For example, PGIM Fixed Income would generally be unable to invest in, divest securities of or share investment analyses regarding companies for which it possesses material, non-public information, and such inability (which could last for an uncertain period of time until the information is no longer deemed material or non-public) can result in it being unable to buy, sell or transact for one or more client accounts or to take other actions that would otherwise be to the benefit of one or more clients.

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PGIM Fixed Income faces conflicts of interest in determining whether to accept material, non-public information. For example, PGIM Fixed Income has sought with respect to the management of investments in certain loans for clients, to retain the ability to purchase and sell other securities in the borrower’s capital structure by remaining “public” on the loan. In such cases, PGIM Fixed Income will seek to avoid receiving material, non-public information about the borrowers to which an account can or expects to lend or has lent (through assignments, participations or otherwise), which could place an account at an information disadvantage relative to other accounts and lenders. Conversely, PGIM Fixed Income has chosen to receive material, non-public information about certain borrowers for its clients that invest in bank loans, which has restricted its ability to trade in other securities of the borrowers for its clients that invest in corporate bonds.

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PGIM Fixed Income’s holdings of a security on behalf of its clients are required, under certain regulations, to be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting or ownership thresholds. These aggregated holdings are centrally tracked and PGIM Fixed Income or Prudential Financial can choose to restrict purchases, sell existing positions, or otherwise restrict, forgo, or limit the exercise of rights to avoid crossing such thresholds because of the potential consequences to PGIM Fixed Income or Prudential Financial if such thresholds are exceeded.

Conflicts Related to Investment Consultants. Many of PGIM Fixed Income’s clients and prospective clients retain investment consultants (including discretionary investment managers and OCIO providers) to advise them on the selection and review of investment managers (including with respect to the selection of investment funds). PGIM Fixed Income has dealings with these investment consultants in their roles as discretionary managers or non-discretionary advisers to their clients. PGIM Fixed Income also has independent business relationships with investment consultants.

PGIM Fixed Income provides investment consultants with information about accounts that it manages for the consultant’s clients (and similarly, PGIM Fixed Income provides information about funds in which such clients are invested), in each case pursuant to authorization from the clients. PGIM Fixed Income also provides information regarding its investment strategies to investment consultants, who use that information in connection with searches that they conduct for their clients. PGIM Fixed Income often responds to requests for proposals in connection with those searches.

Other interactions PGIM Fixed Income has with investment consultants include the following:

●	it provides advisory services to the proprietary accounts of investment consultants and/or their affiliates, and advisory services to funds offered by investment consultants and/or their affiliates;
●	it invites investment consultants to events or other entertainment hosted by PGIM Fixed Income;
●	it purchases software applications, market data, access to databases, technology services and other products or services from certain investment consultants; and

●	it sometimes pays for the opportunity to participate in conferences organized by investment consultants.

PGIM Fixed Income will provide clients with information about its relationship with the client’s investment consultant upon request. In general, PGIM Fixed Income relies on the investment consultant to make the appropriate disclosure to its clients of any conflict that the investment consultant believes to exist due to its business relationships with PGIM Fixed Income.

A client’s relationship with an investment consultant could result in restrictions in the eligible securities or trading counterparties for the client’s account. For example, accounts of certain clients (including clients that are subject to ERISA) can be restricted from investing in securities issued by the client’s consultant or its affiliates and from trading with, or participating in transactions involving, counterparties that are affiliated with the investment consultant. In some cases, these restrictions could have a material impact on account performance.

Conflicts Related to Service Providers. PGIM Fixed Income retains third party advisors and other service providers to provide various services for PGIM Fixed Income as well as for funds that PGIM Fixed Income manages or subadvises. Some service providers provide services to PGIM Fixed Income or one of PGIM Fixed Income’s funds while also providing services to other PGIM units, other PGIM-advised funds, or affiliates of PGIM, and negotiate rates in the context of the overall relationship. PGIM Fixed Income can benefit from negotiated fee rates offered to its funds and vice versa. There is no assurance, however, that PGIM Fixed Income will be able to obtain or maintain advantageous fee rates from a given service provider negotiated by its affiliates based on their relationship with the service provider, or that PGIM Fixed Income will know of such negotiated fee rates.

Conflicts Related to Valuation and Fees.

When client accounts hold illiquid or difficult to value investments, PGIM Fixed Income faces a conflict of interest when making recommendations regarding the value of such investments since its fees are generally based on the value of assets under management. PGIM Fixed Income could be viewed as having an incentive to value investments at higher valuations. PGIM Fixed Income believes that its valuation policies and procedures mitigate this conflict effectively and enable it to value client assets fairly and in a manner that is consistent with the client’s best interests. In addition, unless otherwise instructed by clients , fees are calculated from custodian and/or administrator pricing and not our internal valuations.

Conflicts Related to Securities Lending and Reverse Repurchase Fees.

When PGIM Fixed Income manages a client account and also serves as securities lending agent and/or engages in reverse repurchase transactions for the account, PGIM Fixed Income is compensated for its securities lending and reverse repurchase services by receiving a portion of the proceeds generated from the securities lending and reverse repurchase activities of the account. PGIM Fixed Income could, therefore, be considered to have an incentive to invest in securities that would generate higher securities lending and reverse repurchase returns, even if these investments were not otherwise in the best interest of the client account. In addition, if PGIM Fixed Income is acting as securities lending agent and providing reverse repurchase services, PGIM Fixed Income may be incented to select the less costly alternative to increase its revenues.

Conflicts Related to Long-Term Compensation. As a result of the long-term incentive plan and targeted long-term incentive plan, PGIM Fixed Income’s portfolio managers from time to time have financial interests related to the investment performance of some, but not all, of the accounts they manage. For example, the performance of some client accounts is not reflected in the calculation of changes in the value of participation interests under PGIM Fixed Income’s long-term incentive plan. This may be because the composite representing the strategy in which the account is managed is not one of the composites included in the calculation or because the account is excluded from a specified composite due to guideline restrictions or other factors. In addition, the performance of only a small number of its investment strategies is covered under PGIM Fixed Income’s targeted long-term incentive plan. Further, for certain PGIM Fixed Income investment professionals, participation interests in the targeted long-term incentive plan constitute a significant percentage of their total long-term compensation. To address potential conflicts related to these financial interests, PGIM Fixed Income has procedures, including trade allocation and supervisory review procedures, designed to confirm that each of its client accounts is managed in a manner that is consistent with PGIM Fixed Income’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. For example, the head of PGIM Fixed Income reviews performance among similarly managed accounts on a quarterly basis during a series of meetings with the senior portfolio manager and team responsible for the management of each investment strategy. These quarterly investment strategy review meetings generally are also attended by one or both of our co-chief investment officers, the head of quantitative analysis and risk management or his designee and a member of the compliance group, among others.

Conflicts Related to the Offer and Sale of Securities. Certain of PGIM Fixed Income’s employees offer and sell securities of, and interests in, commingled funds that it manages or subadvises. Employees offer and sell securities in connection with their roles as registered representatives of an affiliated broker-dealer, officers of an affiliated trust company, agents of the Insurance Affiliates, approved persons of an affiliated investment adviser or other roles related to such commingled funds. There is an incentive for PGIM Fixed Income’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to it. In addition, such sales could result in increased compensation to the employee.

Conflicts Related to Employee/Investment Professional Trading. Personal trading by PGIM Fixed Income employees creates a conflict when they are trading the same securities or types of securities as PGIM Fixed Income trades on behalf of its clients. This conflict is mitigated by PGIM Fixed Income’s personal trading standards and procedures.

Conflicts Related to Outside Business Activity. From time to time, certain of PGIM Fixed Income employees or officers engage in outside business activity, including outside directorships. Any outside business activity is subject to prior approval pursuant to PGIM Fixed Income’s personal conflicts of interest and outside business activities policy. Actual and potential conflicts of interest are analyzed during such approval process. PGIM Fixed Income could be restricted in trading the securities of certain issuers in client portfolios in the unlikely event that an employee or officer, as a result of outside business activity, obtains material, non-public information regarding an issuer.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers –     None

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(a)(2)  Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(a)(2)(1) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(a)(2)(2) Change in the registrant’s independent public accountant – Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	PGIM Short Duration High Yield Opportunities Fund

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	September 18, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	September 18, 2023

By:	/s/ Christian J. Kelly
Christian J. Kelly
Chief Financial Officer (Principal Financial Officer)

Date:	September 18, 2023